                                                                   Exhibit 10.12


                              PURCHASE AGREEMENT

                                    BETWEEN

                           THE SERVICEMASTER COMPANY

                                      AND

                              ARAMARK CORPORATION


                          Dated as of October 3, 2001

                              PURCHASE AGREEMENT

          PURCHASE AGREEMENT, dated as of October 3, 2001, between The ServiceMaster Company, a Delaware corporation ("Parent"), and ARAMARK
                                                ------
Corporation, a Delaware corporation ("Buyer").
                                      -----

                            PRELIMINARY STATEMENT:

          WHEREAS, Parent, through the Companies (as defined below), is engaged in the Business (as defined below);

          WHEREAS, Parent holds, directly or indirectly, all of the outstanding shares of capital stock of (i) ServiceMaster Holding Corporation, a Delaware corporation ("SMHC"), (ii) ServiceMaster Management Services, Inc., a Delaware
              ----
corporation ("SMMS Inc."), (iii) Quantum Resource Corporation, a Delaware
              ---------
corporation ("QRC"), and (iv) ServiceMaster of Canada Limited, a Canadian
              ---
corporation ("SVM Canada"), and 100% of the membership interests in
              ----------
ServiceMaster Strategic II L.L.C., a Delaware limited liability company

("Strategic") (Parent, SMHC, SVM Canada and Strategic being referred to herein
  ---------
individually as a "Seller" and collectively as "Sellers");
                   ------                       -------

          WHEREAS, SMHC holds 100% of the membership interests (the "HEA
                                                                     ---
Membership Interests") in Halliwell Engineering Associates, L.L.C., a Delaware
--------------------
limited liability company ("HEA");
                            ---

          WHEREAS, Strategic is the sole limited partner of and holds a 99% limited partner interest (the "SMMSLP LP Interests") in ServiceMaster Management
                               -------------------
Services Limited Partnership, a Delaware limited partnership ("SMMSLP");
                                                               ------

          WHEREAS, SMMS Inc. is the sole general partner of and holds a 1% general partner interest in SMMSLP;

          WHEREAS, SVM Canada holds all of the outstanding shares of capital stock of ServiceMaster Management Services of Canada Inc., a Canadian corporation ("MS Canada");
              ---------

          WHEREAS, following the transactions contemplated by Section 7.8, SMHC
                                                              -----------
will own all of the outstanding shares of capital stock of CMI Group, Inc., a Wisconsin corporation ("CMIG"), and ServiceMaster Direct Marketing Corporation,
                        ----
an Illinois corporation ("SMDMC");
                          -----

          WHEREAS, the parties hereto desire that Sellers shall sell and transfer to Buyer, and Buyer shall purchase from Sellers, (i) all of the outstanding capital stock of each of SMMS Inc., QRC, MS Canada, CMIG and SMDMC,
(ii) the HEA Membership Interests and (iii) the SMMSLP LP Interests, all on the terms and subject to the conditions set forth herein; and

          WHEREAS, SMMS Inc., QRC, MS Canada, CMIG, SMDMC, HEA and SMMSLP are referred to herein individually as a "Conveyed Company" and collectively as the
                                      ----------------
"Conveyed Companies".
 ------------------

          NOW, THEREFORE, in consideration of the mutual covenants and agreements hereinafter set forth, it is hereby agreed between Parent and Buyer as follows:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

          SECTION 1.1    Definitions.  In this Agreement, the following terms
                         -----------
have the meanings specified or referred to in this Section 1.1 and shall be
                                                   -----------
equally applicable to both the singular and plural forms.

          "Acquisition Transaction" has the meaning specified in Section 8.7.
           -----------------------                               -----------

          "Adjusted Balance Sheet" has the meaning specified in Section 5.5.
           ----------------------                               -----------

          "Affected Employees" has the meaning specified in Section 8.3(a).
           ------------------                               --------------

          "Affiliate" means, with respect to any Person, any other Person which
           ---------
directly or indirectly controls, is controlled by or is under common control with such Person.

          "Agreed Rate" means the prime rate published by Citibank, N.A., as
           -----------
that rate may vary from time to time, or if that rate is no longer published, a comparable rate.

          "Allocation Schedule" has the meaning specified in Section 4.6(a).
           -------------------                               --------------

          "Assumed Agreements" means the Collective Bargaining Agreements and
           ------------------
the International Licenses.

          "Aviation LP" means ServiceMaster Aviation Services Limited
           -----------
Partnership, a Delaware limited partnership.

          "Benefit Plan" means any "employee benefit plan" within the meaning of
           ------------
Section 3(3) of ERISA, other than a Multiemployer Plan, and any stock purchase, stock option, severance, employment, change in control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation and any other employee benefit plan, agreement, program, policy or arrangement, whether or not subject to ERISA, whether formal or informal, oral or written.

          "Business" means the business of:  (a) providing daily and ongoing on-
           --------
site supportive management services for healthcare, education and business and industrial customers (including the on-site management or direct operations of housekeeping, plant operations and maintenance, laundry and linen, central transportation dispatch, grounds and landscaping, clinical equipment maintenance, food service, materials management, and facility management); (b) supplying placement services for temporary and permanent personnel who have expertise in information technology, engineering, manufacturing and office services; (c) providing clinical equipment maintenance protection plans to the healthcare market; (d) providing engineering consulting services related to building operations, including new building certification, assessment of existing building operations, and the detection and remediation of indoor air quality problems; (e) providing consulting services to the healthcare market, including supply chain, equipment assessment, food service, and assessment of other hospital-based services; and (f) formulating and combining supplies, products and equipment used to provide the services referenced in clause (a), but shall not include the Excluded Business.

          "Business Agreements" has the meaning specified in Section 5.15.
           -------------------                               ------------

          "Buyer" has the meaning specified in the first paragraph of this
           -----
Agreement.

          "Buyer Ancillary Agreements" means all agreements, instruments and
           --------------------------
documents being or to be executed and delivered by Buyer or an Affiliate of Buyer under this Agreement or in connection herewith.

          "Buyer Group Member" means Buyer and its Affiliates (including the
           ------------------
Companies after the Closing), directors, officers, employees, and their respective successors and assigns.

          "Buyer's Benefit Programs" has the meaning specified in Section
           ------------------------                               -------
8.3(a).
------

          "Buyer's FSA" has the meaning specified in Section 8.3(i).
           -----------                               --------------

          "Buyer's Savings Plan" has the meaning specified in Section 8.3(j).
           --------------------                               --------------

          "Claim Notice" has the meaning specified in Section 11.3.
           ------------                               ------------

          "Closing" means the closing of the transfer of the Shares, the HEA
           -------
Membership Interests and the SMMSLP LP Interests from Sellers to Buyer and the transfer of the Downers Grove Real Property Assets in exchange for the Purchase Price.

          "Closing Date" has the meaning specified in Section 4.1.
           ------------                               -----------

          "Closing Date Balance Sheet" means the unaudited balance sheet of the
           --------------------------
Companies as of the close of business on the Closing Date prepared in accordance with GAAP, as used in preparation of the Adjusted Balance Sheet.

          "CMIG" has the meaning specified in the seventh recital to this
           ----
Agreement.

          "COBRA" has the meaning specified in Section 8.3(d).
           -----                               --------------

          "Code" means the Internal Revenue Code of 1986.
           ----

          "Collective Bargaining Agreements" means the collective bargaining
           --------------------------------
agreements listed on Schedule 5.18.
                     -------------

          "Company" means a Conveyed Company or a Conveyed Companies Subsidiary,
           -------
and the "Companies" means all of the Conveyed Companies and Conveyed Companies
         ---------
Subsidiaries.

          "Company Foreign Plans" has the meaning specified in Section 5.16(b).
           ---------------------                               ---------------

          "Company Plan" has the meaning specified in Section 5.16(a).
           ------------                               ---------------

          "Competitive Business" has the meaning specified in Section 8.5(b).
           --------------------                               --------------

          "Competitive Purchase Notice" has the meaning specified in Section
           ---------------------------                               -------
8.5(b).
------

          "Confidentiality Agreement" means that certain letter agreement dated
           -------------------------
August 24, 2001, as amended September 29, 2001, between Parent and Buyer.

          "Contaminant" means any waste, contaminant, pollutant, or hazardous or
           -----------
toxic substance or waste or other substances regulated by or for which liability is imposed by applicable Environmental Law.

          "Conveyed Companies" has the meaning specified in the ninth recital to
           ------------------
this Agreement.

          "Conveyed Companies Subsidiaries" means all of the following: KDA;
           -------------------------------
ServiceMaster Aviation Management Corporation, a Delaware corporation; Aviation LP; and ServiceMaster Processing Limited Liability Company, a Delaware limited liability company.

          "Copyrights" means United States and foreign registered copyrights,
           ----------
and pending applications to register the same.

          "Court Order" means any judgment, order, award or decree of any court
           -----------
or other tribunal, agency or other Governmental Body and any award in any arbitration proceeding.

          "Downers Grove Personal Property Assets" means all personal property
           --------------------------------------
that is located on the Downers Grove Real Property, except as set forth on
Schedule 1.1-C.
--------------

          "Downers Grove Real Property" means the real property described in
           ---------------------------
Schedule 5.9 which is currently owned by Parent and which is located in Downers
------------
Grove, Illinois and any and all easements beneficial thereto.

          "Downers Grove Real Property Assets" means the Downers Grove Real
           ----------------------------------
Property, the Downers Grove Real Property Leases, the Downers Grove Real Property Contracts and the Downers Grove Personal Property Assets.

          "Downers Grove Real Property Buyer" means either a Company or a Person
           ---------------------------------
(other than a Company) which shall be designated by Buyer no later than five business days prior to the Closing Date as the entity to purchase the Downers Grove Real Property Assets and assume the Downers Grove Real Property Liabilities, which designation, if the designated buyer is a Company, is reasonably acceptable to Parent.

          "Downers Grove Real Property Contracts" means the contracts and
           -------------------------------------
agreements relating to the ownership, construction, operation, management or maintenance of the Downers Grove Real Property, including equipment and other personal property leases, together with all amendments and supplements thereto, but specifically excluding any such contracts or agreements for which Parent or any Affiliate of Parent (other than a Company) either (1) provides services for the Downers Grove Real Property or (2) is otherwise entitled to payment of any kind or nature.

          "Downers Grove Real Property Instrument of Assignment and Assumption"
           -------------------------------------------------------------------
means the Instrument of Assignment and Assumption, dated as of the Closing Date, between the Downers Grove Real Property Buyer and Parent in the form of Exhibit
                                                                        -------
I.
-

          "Downers Grove Real Property Leases" means the leases of a portion of
           ----------------------------------
the Downers Grove Real Property leased by Parent to Third Parties and described in Schedule 5.9(d).
   ---------------

          "Downers Grove Real Property Liabilities" means the obligations and
           ---------------------------------------
liabilities of Parent pursuant to the Downers Grove Real Property Leases and the Downers Grove Real Property Contracts.

          "Downers Grove Real Property Title Insurance Policy" means an ALTA
           --------------------------------------------------
Owners title insurance policy (with extended coverage) (or marked-up commitment) issued by the Title Company in the amount of $27,500,000 issued to the Downers Grove Real Property Buyer, subject only to those Permitted Encumbrances applicable to the Downers Grove Real Property and containing the following endorsements:

               (i)     Zoning 3.1;

               (ii)    Contiguity (if applicable);

               (iii)   Access to publicly dedicated street;

               (iv)    Location (insuring accuracy of survey);

               (v)     Tax parcel endorsement; and

               (vi)    Non-imputation endorsement (if applicable).

          "Encumbrance" means any lien, claim, charge, security interest,
           -----------
mortgage, pledge, easement, conditional sale or other title retention agreement, defect in title or other restrictions of a similar kind.

          "Environmental Claim" means any of: (i) a lawsuit or proceeding,
           -------------------
whether judicial or administrative, or a formal written demand by any Person other than Buyer, any Affiliate of Buyer, or any Person acting on behalf of Buyer or any Affiliate of Buyer; (ii) an arbitration proceeding that has been formally commenced; (iii) an order or notice by a Governmental Body pursuant to applicable Environmental Laws; or (iv) a claim by any Buyer Group Member which, in each instance, requires the undertaking of Remedial Action relating to a Release of a Contaminant, where the underlying Release occurred prior to the Closing Date.

          "Environmental Encumbrance" means an Encumbrance in favor of any
           -------------------------
Governmental Body for (i) any liability under any Environmental Law or (ii) damages arising from, or costs incurred by such Governmental Body in response to, a Release or threatened Release of a Contaminant into the environment.

          "Environmental Laws" means all statutes, regulations, ordinances and
           ------------------
other provisions of any Governmental Body having the force or effect of law, in each case, concerning worker health and safety, pollution or protection of the environment, each as amended and in effect as of the date hereof.

          "Environmental Matter" means any matter relating to (i) the presence
           --------------------
or Release or threatened Release of a Contaminant on, at, to, from or beneath a facility or (ii) violations of or liabilities arising under applicable Environmental Laws.

          "ERISA" means the Employee Retirement Income Security Act of 1974.
           -----

          "ERISA Affiliate" means any trade or business (whether or not
           ---------------
incorporated) which would be considered a single employer with another entity pursuant to Section 414(b), (c), (m) or (o) of the Code and the regulations promulgated under those Sections.

          "Estimated Purchase Price" means the Purchase Price, as defined
           ------------------------
herein, but determined on an estimated basis by Parent in good faith and as reflected in the certificate referred to in Section 3.2.
                                            -----------

          "Excluded Assets" means the assets described in Schedule 1.1-A.
           ---------------                                --------------

          "Excluded Business" means the business, referred to by the Companies
           -----------------
as the "site service business," of providing regularly scheduled and on-demand facility services to multi-site commercial customers utilizing employees and third party service providers.

          "Excluded Liabilities" means (i) the liabilities described in Schedule
           --------------------                                         --------
1.1-B, (ii) the Excluded Litigation and (iii) all liabilities and obligations
-----
involving Environmental Matters, whether arising under Environmental Laws (as now or hereafter in effect) or at common law, related to, associated with or arising out of the ownership, occupancy, use, control or condition of any real property (including all facilities, improvements, structures and equipment thereon), or the operations on such real property, that was owned, occupied or otherwise operated by any of the Companies but which is not an Owned Real Property or real property leased by any of the Companies as of the Closing Date.

          "Excluded Litigation" means the following litigation:  Ray D. Martin
           -------------------                                   -------------
v. The ServiceMaster Company, L.P. and its successor, The ServiceMaster Company
-------------------------------------------------------------------------------
(Fulton County, Georgia), and 7-Eleven, Inc. v. ServiceMaster Management
                              ------------------------------------------
Services, L.P. (Dallas County, Texas), and any additional litigation arising out
--------------
of the circumstances giving rise to such litigation.

          "Excluded Taxes" has the meaning specified in Section 8.2(a)(i).
           --------------                               -----------------

          "Expenses" means any and all reasonable out-of-pocket expenses
           --------
actually incurred in connection with defending or asserting any claim, action, suit or proceeding incident to any matter indemnified against hereunder (including court filing fees, court costs, arbitration fees or costs, witness fees and reasonable fees and disbursements of legal counsel, expert witnesses, accountants and other professionals).

          "Financial Statements Date" means August 31, 2001.
           -------------------------

          "GAAP" means United States generally accepted accounting principles,
           ----
consistently applied by Parent and its subsidiaries, in effect at the date of the financial statement to which it refers.

          "Governmental Body" means any foreign, federal, state, local or other
           -----------------
governmental authority or regulatory body.

          "Governmental Permits" has the meaning specified in Section 5.8.
           --------------------                               -----------

          "Guarantee" of or by any Person (the "guarantor") means any
           ---------                            ---------
obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness for Borrowed Money or other obligation of any other Person (the "primary obligor") in any manner, whether
                                     ---------------
directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness for Borrowed Money or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness for Borrowed Money or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness for Borrowed Money or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness for Borrowed Money or obligation; provided, that the term Guarantee shall not
                              --------
include endorsements for collection or deposit in the ordinary course of business.

          "HEA" has the meaning specified in the third recital to this
           ---
Agreement.

          "HEA Membership Interests" has the meaning specified in the third
           ------------------------
recital to this Agreement.

          "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of
           -------
1976.

          "Income Tax" means any Tax based on or measured by reference to net
           ----------
income.

          "Indebtedness for Borrowed Money" of any Person means:  (a) all
           -------------------------------
obligations of such Person for borrowed money or with respect to deposits or advances of any kind; (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments; (c) all obligations of such Person upon which interest charges are customarily paid; (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person; (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business); (f) all indebtedness of others secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any Encumbrance on property owned or acquired by such Person, whether or not the indebtedness secured thereby has been assumed; (g) all Guarantees by such Person of indebtedness of others of the type described in clauses (a) through (f) and
(h); (h) all capital lease obligations of such Person; (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty; and (j) all obligations, contingent or otherwise, of such Person in respect of bankers' acceptances; provided that
                                                                 --------
Indebtedness for Borrowed Money of the Companies shall not include the promissory note issued by CMIG to Premier Technology Management, Incorporated referred to in Schedule 5.6. The Indebtedness for Borrowed Money of any Person
               ------------
shall include the Indebtedness for Borrowed Money of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness for Borrowed Money provide that such Person is not liable therefor.

          "Indemnified Event" has the meaning specified in Section 11.4.
           -----------------                               ------------

          "Indemnified Party" has the meaning specified in Section 11.3.
           -----------------                               ------------

          "Indemnitor" has the meaning specified in Section 11.3.
           ----------                               ------------

          "Instrument of Assignment and Assumption" means an Instrument of
           ---------------------------------------
Assignment and Assumption, dated as of the Closing Date, between a Company and Parent or Affiliate of Parent in the form of Exhibit A.
                                             ---------

          "Intellectual Property" means Copyrights, Patent Rights, Trademarks
           ---------------------
and Trade Secrets.

          "Interim Financial Statements" means the unaudited consolidated
           ----------------------------
balance sheet of the Companies as of the Financial Statements Date, and the related statements of income and cash flows for the eight months then ended, included in Schedule 5.5.
            ------------

          "International Licenses" means the agreements listed on Exhibit C.
           ----------------------                                 ---------

          "International Trademark License Agreement" means the International
           -----------------------------------------
Trademark License Agreement, dated as of the Closing Date, between Buyer or an Affiliate of Buyer and Parent in the form of Exhibit D.
                                             ---------

          "KDA" means Kowalski-Dickow Associates, Inc., a Wisconsin corporation.
           ---

          "Knowledge of Buyer" means the knowledge of a particular fact or other
           ------------------
matter by the following persons: Bart Colli, Alan Griffith, Larry Miller, Joe Neubauer and Fred Sutherland; provided, that the knowledge of any such person
                              --------
shall not include any knowledge that could be imputed to such person.

          "Knowledge of Parent" means the knowledge of a particular fact or
           -------------------
other matter by the following persons: C. William Pollard, Jonathan P. Ward, Steven C. Preston, Phillip B. Rooney, Alan D. Sutherland, Jim L. Kaput, Deborah
A. O'Connor, Eric R. Zarnikow, John Deegan, Robert F. Keith, Eugene D. Malloy, Patricia P. Asp, Jeff K. Gilliam, John A. Mann, Thomas E. Wilson, Richard H. Grant, Richard W. Williams, Christopher D. Kinman, Patrick E. Moroney, Kenneth
J. Kovalik, Robert Keethler, Mary Kay Dudley, William McCormick and Cheryl Morgan; provided, that the knowledge of any such person shall not include any
        --------
knowledge that could be imputed to such person.

          "Lease Agreement" means together (1) the Lease Agreement, dated as of
           ---------------
the Closing Date, between the Downers Grove Real Property Buyer and an Affiliate of Parent or Parent in the form of Exhibit E and (2) if an Affiliate of Parent
                                   ---------
is the Lessee under the Lease Agreement, the Guaranty executed by Parent in favor of the Downers Grove Real Property Buyer in the form set forth in Exhibit
                                                                        -------
E.
-

          "Leased Real Property" has the meaning specified in Section 5.9(a).
           --------------------                               --------------

          "Losses" means any and all losses, costs, settlement payments, awards,
           ------
judgments, fines, penalties, damages, expenses, deficiencies or other charges; provided, that, with respect to any claim not arising out of a third party
--------
claim, Losses shall not include punitive or special or other exemplary damages.

          "Manufacturing Agreement" means the Manufacturing Agreement, dated as
           -----------------------
of the Closing Date, among Buyer, SMMSLP and Parent in the form of Exhibit F.
                                                                   ---------

          "Mark" has the meaning specified in Section 8.1(b).
           ----                               --------------

          "Mark Users" has the meaning specified in Section 8.1(b).
           ----------                               --------------

          "Material Adverse Effect" means a material adverse effect on the
           -----------------------
assets, liabilities, operations, financial condition or results of operations of the Companies taken as a whole, other than changes (i) resulting from generally applicable economic conditions or the Companies' industry in general which do not significantly disproportionately affect the Business of the Companies, (ii) resulting from the execution of this Agreement, the public announcement hereof or the consummation of the transactions contemplated hereby or (iii) relating solely to the Excluded Business.

          "Material Personal Property" has the meaning specified in Section
           --------------------------                               -------
5.10(a).
-------

          "MS Canada" has the meaning specified in the sixth recital to this
           ---------
Agreement.

          "Multiemployer Plan" means a "multiemployer plan," as defined in
           ------------------
Section 4001(a)(3) of ERISA, to which Parent, Seller or any Company is obligated to contribute on behalf of one or more present or former employees of a Company.

          "Net Working Capital" means the excess of current assets over current
           -------------------
liabilities, as reflected in the Closing Date Balance Sheet; provided, that the
                                                             --------
following shall be excluded from the calculation of Net Working Capital:

               (i)    accrued insurance reserves;

               (ii)   deferred Taxes;

               (iii)  the current portion of Indebtedness for Borrowed Money;
                      and

               (iv) Income Tax payables and, to the extent shown as a current asset, Income Tax receivables;

provided, further, that the following shall be included in the calculation of
--------  -------
Net Working Capital: the amount of any accounts receivable which have been sold by the Companies pursuant to the Parent Securitization Agreements and which are outstanding on the Closing Date.

          "Neutral Auditor" has the meaning specified in Section 3.3(c).
           ---------------                               --------------

          "Non-U.S. Benefit Arrangement" means a written arrangement applicable
           ----------------------------
to present or former non-U.S. employees or directors on a group or individual basis which grants a retirement, death, hospitalization, medical, dental, disability, long service recognition, incentive, profit sharing, termination indemnity, deferred remuneration, stock, phantom stock or stock appreciation benefit to any such non-U.S. individuals.

          "Owned Real Property" has the meaning specified in Section 5.9(a).
           -------------------                               --------------

          "Parent" has the meaning specified in the first paragraph of this
           ------
Agreement.

          "Parent Foreign Plans" has the meaning specified in Section 5.16(b).
           --------------------                               ---------------

          "Parent Group Member" means Parent and its Affiliates, directors,
           -------------------
officers, employees, and their respective successors and assigns.

          "Parent Plan" has the meaning specified in Section 5.16(a).
           -----------                               ---------------

          "Parent Securitization Agreements" means the Receivables Purchase
           --------------------------------
Agreement dated as of March 23, 2001 among ServiceMaster Funding Company LLC, as seller, Parent, as servicer, Falcon Asset Securitization Corporation, the financial institutions from time to time parties thereto, Steward Insurance Company and Bank One, NA, as agent, and the Receivables Sales Agreement dated as of March 23, 2001 among Aviation LP, SMMS Inc., certain subsidiaries of Parent (other than any of the Companies), Parent and ServiceMaster Funding Company LLC, and the other agreements and instruments entered into in connection therewith.

          "Parent's FSA" has the meaning specified in Section 8.3(i).
           ------------                               --------------

          "Parent's Group" means any "affiliated group" (as defined in Section
           --------------
1504(a) of the Code without regard to the limitations contained in Section 1504(b) of the Code) that includes Parent.

          "Parent's Savings Plan" has the meaning specified in Section 8.3(j).
           ---------------------                               --------------

          "Patent Rights" means United States and foreign patents, patent
           -------------
applications, continuations, continuations-in-part, divisions or reissues.

          "Pension Plan" means any pension plan, as defined in Section 3(2) of
           ------------
ERISA, applied without regard to the exceptions from coverage contained in
Section 4(b)(4) or 4(b)(5) thereof.

          "Permitted Encumbrances" means (i) liens for Taxes and other
           ----------------------
governmental charges and assessments which are not yet due and payable, (ii) liens of landlords and liens of carriers, warehousemen, mechanics and materialmen and other like liens arising in the ordinary course of business for sums not yet due and payable, (iii) Encumbrances identified on the Schedules to this Agreement, (iv) other Encumbrances or imperfections on property, including all matters, agreements and exceptions set forth in the Preliminary Title Reports, which are not material in amount or do not, individually or in the aggregate, materially detract from the value of or materially impair the existing use of the property affected by such Encumbrance, imperfection or such other matter, agreement or exception, and (v) liens, charges, encumbrances or title exceptions or imperfections with respect to the Owned Real Property or Downers Grove Real Property created by or resulting from the acts or omissions of Buyer or any of its Affiliates, employees, officers, directors, agents, representatives, contractors, invitees or licensees.

          "Person" means any individual, corporation, partnership, limited
           ------
liability company, limited partnership, joint venture, association, joint-stock company, trust, unincorporated organization or Governmental Body.

          "Preliminary Closing Date Balance Sheet" has the meaning specified in
           --------------------------------------
Section 3.3(a).
--------------

          "Preliminary Purchase Price" has the meaning specified in Section
           --------------------------                               -------
3.3(a).
------

          "Preliminary Statement" has the meaning specified in Section 3.3(a).
           ---------------------                               --------------

          "Preliminary Title Reports" means those title commitments issued by
           -------------------------
First American Title Insurance Company or Chicago Title Insurance Company with respect to the Owned Real Property and the Downers Grove Real Property and dated within 60 days of this Agreement.

          "Purchase Price" has the meaning specified in Section 3.1.
           --------------                               -----------

          "QRC" has the meaning specified in the second recital to this
           ---
Agreement.

          "Release" means the release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration of a Contaminant into the environment.

          "Remedial Action" means actions to (i) clean up, remove, treat or in
           ---------------
any other way address Contaminants in the environment, (ii) prevent the Release or threatened Release or minimize the further Release of Contaminants or (iii) investigate and determine if such measures are required by Environmental Laws, and to design and implement such measures, including any necessary post-remedial investigation, monitoring, operation and maintenance and care.

          "Requirements of Law" means any laws, statutes, regulations, rules,
           -------------------
codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body.

          "Resolution Period" has the meaning specified in Section 3.3(b).
           -----------------                               --------------

          "Section 338(h)(10) Elections" has the meaning specified in Section
           ----------------------------                               -------
8.2(d).
------

          "Section 338(h)(10) Taxes" means Taxes imposed by any taxing
           ------------------------
jurisdiction with respect to which a Section 338(h)(10) Election is expressly made in accordance with Section 8.2(d), to the extent such Taxes are imposed as
                        --------------
a result of such Section 338(h)(10) Election.

          "Seller Ancillary Agreements" means all agreements, instruments and
           ---------------------------
documents being or to be executed and delivered by any Seller or an Affiliate of any Seller under this Agreement or in connection herewith.

          "Seller" and "Sellers" have the meanings specified in the second
           ------       -------
recital to this Agreement.

          "Shares" means all of the outstanding capital stock of each of SMMS
           ------
Inc., QRC, MS Canada, CMIG and SMDMC.

          "Significant Customer Contracts" means the contracts between a Company
           ------------------------------
and the customers listed in Schedule 5.21.
                            -------------

          "SMDMC" has the meaning specified in the seventh recital to this
           -----
Agreement.

          "SMHC" has the meaning specified in the second recital to this
           ----
Agreement.

          "SMHC Instrument of Assignment and Assumption" means the Instrument of
           --------------------------------------------
Assignment and Assumption, dated as of the Closing Date, between Buyer and SMHC in the form of Exhibit G.
               ---------

          "SMMS Inc." has the meaning specified in the second recital to this
           ---------
Agreement.

          "SMMSLP" has the meaning specified in the fourth recital to this
           ------
Agreement.

          "SMMSLP LP Interests" has the meaning specified in the fourth recital
           -------------------
to this Agreement.

          "Software" means computer software programs and software systems,
           --------
including all databases, compilations, tool sets, compilers, higher level "proprietary" languages, related documentation and materials, whether in source code, object code or human readable form; provided, however, that Software does
                                          --------  -------
not include software that is available generally through retail stores, distribution networks or is otherwise subject to "shrink-wrap" or "click-through" license agreements, including any software pre-installed in the ordinary course of business as a standard part of hardware purchased by any Company.

          "Straddle Period" means any taxable year or period beginning before
           ---------------
and ending after the Closing Date.

          "Strategic" has the meaning specified in the second recital to this
           ---------
Agreement.

          "Strategic Instrument of Assignment and Assumption" means the
           -------------------------------------------------
Instrument of Assignment and Assumption, dated as of the Closing Date, between Buyer and Strategic in the form of Exhibit H.
                                   ---------

          "SVM Canada" has the meaning specified in the second recital to this
           ----------
Agreement.

          "Target Net Working Capital" means $44,748,000 (being Net Working
           --------------------------
Capital as of the Financial Statements Date, based on the Adjusted Balance Sheet, as shown in Schedule 5.5(ii)).
                   ----------------

          "Tax" means (i) any federal, state, local or foreign income, gross
           ---
receipts, property, sales, use, license, excise, franchise, employment, payroll, withholding, alternative or add-on minimum, ad valorem, value added, transfer or excise tax, windfall profit, severance, production, business and occupancy, stamp or environmental tax or (ii) any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or penalty, addition to tax or additional amount imposed by any taxing authority of any Governmental Body, including any claims under any escheat, unclaimed property or similar provision of applicable law.

          "Tax Package" has the meaning set forth in Section 8.2(b)(iii).
           -----------                               -------------------

          "Tax Return" means any return, report or similar statement required to
           ----------
be filed with respect to any Tax (including any attached schedules), including any information return, claim for refund, amended return or declaration of estimated Tax.

          "Tax Sharing Agreement" means any written or unwritten agreement or
           ---------------------
arrangement for the allocation or payment, between or among members of a group of corporations joining together to file a Tax Return on a consolidated, combined or unitary basis for a taxable year or period, of each member's share of the Tax liabilities and/or Tax benefits arising under such Tax Return, in each case, however, only where during such taxable year or period any of the Companies was a member of such group of corporations joining to file such Tax Return.

          "Technology License Agreement" means the Technology License Agreement,
           ----------------------------
dated as of the Closing Date, between Parent and SMMSLP in the form of Exhibit
                                                                       -------
J.

          "Third Party" has the meaning specified in Section 8.7.
           -----------                               -----------

          "Title Company" means First American Title Insurance Company or
           -------------
Chicago Title Insurance Company.

          "Trademark License Agreements" means the United States and Canada
           ----------------------------
Trademark License Agreement and the International Trademark License Agreement.

          "Trademarks" means registered United States federal, state and foreign
           ----------
trademarks, service marks and trade names, and pending applications to register the foregoing.

          "Trade Secrets" means confidential ideas, trade secrets, know-how,
           -------------
concepts, methods, processes, formulae, reports, data, customer lists, mailing lists, business plans, or other proprietary information that provides the owner with a competitive advantage.

          "Transitional Services Agreement" means the Transitional Services
           -------------------------------
Agreement, dated as of the Closing Date, between Buyer and Parent in the form of

Exhibit K.
---------

          "United States and Canada Trademark License Agreement" means the
           ----------------------------------------------------
United States and Canada Trademark License Agreement, dated as of the Closing Date, between Buyer or an Affiliate of Buyer and Parent in the form of Exhibit
                                                                       -------
B.
-

          "WARN" means the Worker Adjustment and Retraining Notification Act of
           ----
1988.

          "Welfare Plan" means any welfare plan, as defined in Section 3(1) of
           ------------
ERISA, applied without regard to the exceptions from coverage contained in Sections 4(b)(4) or 4(b)(5) thereof.

          "338 Allocation Schedule" has the meaning specified in Section 4.6(b).
           -----------------------                               --------------

          Section 1.2    Interpretation.  For purposes of this Agreement, (i)
                         --------------
the words "include," "includes" and "including" shall be deemed to be followed by the words "without limitation," (ii) the word "or" is not exclusive and (iii) the words "herein," "hereof," "hereby," "hereto" and "hereunder" refer to this Agreement as a whole. Unless the context otherwise requires, references herein:
(i) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement.

                                   ARTICLE II
                                   ----------

                               PURCHASE AND SALE
                               -----------------

          Section 2.1    Purchase and Sale of the Shares.  Upon the terms and
                         -------------------------------
subject to the conditions of this Agreement, on the Closing Date, Parent, SVM Canada or SMHC, as appropriate, shall sell, transfer, assign, convey and deliver to Buyer, free and clear of all Encumbrances, and Buyer shall purchase and accept from Parent, SVM Canada or SMHC, as appropriate, the Shares.

          Section 2.2    Purchase and Sale of HEA Membership Interests.  Upon
                         ---------------------------------------------
the terms and subject to the conditions of this Agreement, on the Closing Date, SMHC shall sell, transfer, assign, convey and deliver to Buyer, free and clear of all Encumbrances, and Buyer shall purchase and accept from SMHC, the HEA Membership Interests.

          Section 2.3    Purchase and Sale of SMMSLP LP Interests.  Upon the
                         ----------------------------------------
terms and subject to the conditions of this Agreement, on the Closing Date, Strategic shall sell, transfer, assign, convey and deliver to Buyer, free and clear of all Encumbrances, and Buyer shall purchase and accept from Strategic, the SMMSLP LP Interests.

          Section 2.4    Purchase and Sale of Downers Grove Real Property
                         ------------------------------------------------
Assets. Upon the terms and subject to the conditions of this Agreement, on the Closing Date Parent shall sell, transfer, assign, convey and deliver to the Downers Grove Real Property Buyer, free and clear of all Encumbrances other than Permitted Encumbrances, and Buyer shall cause the Downers Grove Real Property Buyer to purchase and accept from Parent, the Downers Grove Real Property Assets.

          Section 2.5    Assumed Agreements.  Upon the terms and subject to the
                         ------------------
conditions of this Agreement and receipt of the consents set forth in Schedule
                                                                      --------
2.5, on or prior to the Closing Date, Parent or an Affiliate of Parent, as the
---
case may be, shall assign to the appropriate Company, its rights under each of the Assumed Agreements, and such Company shall assume and agree to discharge the obligations and liabilities of Parent or such Affiliate of Parent pursuant to such Assumed Agreement in accordance with its terms and subject to the conditions thereof.

                                  ARTICLE III

                                 PURCHASE PRICE
                                 --------------

          Section 3.1    Purchase Price.  The purchase price for the Shares, the
                         --------------
HEA Membership Interests, the SMMSLP LP Interests and the Downers Grove Real Property Assets (the "Purchase Price") shall be determined in accordance with
                      --------------
Section 3.3 and shall be equal to:
-----------

          (i)   $800,000,000 (Eight Hundred Million Dollars); minus
                                                              -----

          (ii) the amount of any accounts receivable of any of the Companies which have been sold pursuant to the Parent Securitization Agreements and which have not been repurchased by a Company prior to the Closing Date and which are outstanding as of the Closing Date; minus
                                                   -----

          (iii) the amount, if any, of Indebtedness for Borrowed Money as reflected on the Closing Date Balance Sheet; minus
                                                  -----

          (iv) the amount, if any, by which "property, plant and equipment, net" as reflected on the Closing Date Balance Sheet is less than $38,000,000; plus
                  ----

          (v) the amount, if any, not to exceed $10,000,000, by which Net Working Capital exceeds Target Net Working Capital; or minus
                                                            -----

          (vi) the amount, if any, not to exceed $10,000,000, by which Target Net Working Capital exceeds Net Working Capital.

          The Purchase Price shall be paid by Buyer pursuant to Section 4.2.
                                                                -----------

          Section 3.2    Determination of Estimated Purchase Price.  At least
                         -----------------------------------------
two business days prior to the Closing Date, Parent shall (1) cause to be prepared, in accordance with GAAP, and delivered to Buyer the most recent available month-end balance sheet of the Companies prepared in the same manner as the Adjusted Balance Sheet (including all line items set forth on the Adjusted Balance Sheet and specifying the amount of Indebtedness for Borrowed Money) and (2) cause to be prepared and delivered to Buyer a certificate setting forth in reasonable detail the calculation of the Estimated Purchase Price based on such month-end balance sheet.

          Section 3.3    Determination of Purchase Price.  (a)  As promptly as
                         -------------------------------
practicable following the Closing Date (but not later than 90 days after the Closing Date), Buyer shall (1) cause to be prepared, in accordance with GAAP, and delivered to Parent a balance sheet of the Companies (reflecting all line items set forth on the Adjusted Balance Sheet and specifying the amount of Indebtedness for Borrowed Money) as of the close of business on the Closing Date (the "Preliminary Closing Date Balance Sheet") and
                                   --------------------------------------
(2) cause to be prepared and delivered to Parent a certificate (the "Preliminary
                                                                     -----------
Statement") setting forth in reasonable detail the calculation of the Purchase
---------
Price in accordance with the provisions of this Agreement (such Purchase Price as determined by Buyer being referred to as the "Preliminary Purchase Price").
                                                 --------------------------

          (b) Following receipt of the Preliminary Closing Date Balance Sheet and the Preliminary Statement, Parent may review the same and, within 45 days after the date of such receipt, may deliver to Buyer written notice setting forth its specific objections to the Preliminary Closing Date Balance Sheet and the Preliminary Purchase Price set forth in the Preliminary Statement. If Parent does not so object within such 45-day period, the Preliminary Closing Date Balance Sheet and the Preliminary Purchase Price will be final and binding as the "Closing Date Balance Sheet" and the "Purchase Price," respectively, for purposes of this Article III. If Parent so objects within such 45-day period,
                 -----------
Buyer and Parent shall use their reasonable efforts to resolve by written agreement, within 30 days next following such 45-day period (the "Resolution
                                                                  ----------
Period"), any differences as to the Preliminary Closing Date Balance Sheet and
------
the Preliminary Purchase Price. If Buyer and Parent so resolve all such differences, the Preliminary Closing Date Balance Sheet and the Preliminary Purchase Price set forth in the Preliminary Statement, as adjusted by the agreed adjustments, shall be final and binding as the "Closing Date Balance Sheet" and the "Purchase Price," respectively, for purposes of this Article III.
                                                         -----------

          (c) If Parent's objections are not resolved by agreed adjustments within the Resolution Period, then Buyer and Parent shall, within 30 days following expiration of the Resolution Period, submit the objections that are then unresolved to a national independent accounting firm mutually acceptable to Buyer and Parent, and such firm (the "Neutral Auditor") shall be directed by
                                      ---------------
Buyer and Parent to resolve only the unresolved objections (based solely on information provided to the Neutral Auditor by Buyer and Parent) as promptly as reasonably practicable and to deliver written notice to each of Buyer and Parent setting forth its resolution of the disputed matters (such notice to include a worksheet setting forth all material calculations used in arriving at such resolution). If either Parent or Buyer fails to submit any information to the Neutral Auditor within the time determined by the Neutral Auditor, then the Neutral Auditor shall render a decision based solely on the evidence timely submitted to the Neutral Auditor by Parent or Buyer. The Preliminary Closing Date Balance Sheet and the Preliminary Purchase Price, after giving effect to any agreed adjustments and to the resolution of disputed matters by the Neutral Auditors, shall be final and binding as the "Closing Date Balance Sheet" and the "Purchase Price," respectively, for purposes of this Article III. Each party
                                                     -----------
hereto shall make available to the other party and, if applicable, the Neutral Auditor, such books, records and other information (including work papers) as any of the foregoing may reasonably request to prepare or review the Preliminary Closing Date Balance Sheet or the Preliminary Statement or any matters submitted to the Neutral Auditor. The fees and expenses of the Neutral Auditor shall be allocated between Buyer and Parent in the same proportion that the aggregate amount of the disputed items so submitted to the Neutral Auditor that is unsuccessfully disputed by each such party (as finally determined by the Neutral Auditor) bears to the total amount of such disputed items so submitted.

          Section 3.4    Adjustment.  Promptly (but not later than two business
                         ----------
days) after the determination of the Closing Date Balance Sheet and the Purchase Price pursuant to Section 3.3 that is final and binding as set forth herein:
                  -----------

          (i) if the Purchase Price exceeds the Estimated Purchase Price, Buyer shall pay to Parent, by wire transfer of immediately available funds to the bank account or accounts specified by Parent, an amount equal to the excess of the Purchase Price over the Estimated Purchase Price, plus interest on
                                                              ----
     such excess from the Closing Date to the date of payment thereof at the Agreed Rate; or

          (ii) if the Estimated Purchase Price exceeds the Purchase Price, Parent shall pay to Buyer, by wire transfer of immediately available funds to the bank account or accounts specified by Buyer, an amount equal to the excess of the Estimated Purchase Price over the Purchase Price, plus
                                                                     ----
     interest on such excess from the Closing Date to the date of payment thereof at the Agreed Rate.

For the avoidance of doubt, the limitations in Article XI shall not apply to the
                                               ----------
payment of any amounts pursuant to Section 3.1, this Section 3.4 or Section 4.2.
                                   -----------       -----------    -----------

          Section 3.5    Prorations Relating to the Downers Grove Real Property.
                         ------------------------------------------------------
(a) All income and expenses attributable to the ownership or operation of the Downers Grove Real Property customarily prorated in Illinois between a seller and purchaser of commercial real property shall be apportioned as of 11:59 p.m. on the day immediately preceding the Closing Date, as if the Downers Grove Real Property Buyer were vested with title to the Downers Grove Real Property during the entire day upon which the Closing occurs. Such prorated items shall include the following:

          (i) Current and prepaid rent under the Downers Grove Real Property Leases shall be prorated as of 11:59 p.m. on the day immediately preceding the Closing Date, with Buyer receiving a credit at Closing for prepaid rent attributable to the Closing Date and any period thereafter. Parent shall not receive a credit at Closing for any payments or rental obligations due but not paid on the Closing Date from tenants under the terms of the Downers Grove Real Property Leases.

          (ii) Current real estate taxes not yet due and owing as of the Closing Date shall be prorated as of 11:59 p.m. on the day immediately preceding the Closing Date based upon the tax year of the applicable tax authority so that the portion of taxes not yet due and owing allocable to the period prior to the Closing Date shall be credited to Buyer. If the amount of the general taxes for the calendar years 2001 and 2002 (if applicable) is not then ascertainable, the adjustment thereof shall be predicated upon an amount equal to 105% of the most recent tax bill. The proration of real estate taxes at Closing shall not be final, but shall be subject to further reproration upon the issuance of final tax bills for the applicable tax years.

          (b) On the Closing Date, all cash security deposits under the Downers Grove Real Property Leases shall be transferred by Parent to the Downers Grove Real Property Buyer.

With respect to any security deposit held as a letter of credit, to the extent such letter of credit is not for the benefit of the Downers Grove Real Property Buyer at Closing, Parent shall cooperate with the Downers Grove Real Property Buyer after the Closing, at the Downers Grove Real Property Buyer's expense, to effect the transfer of the letter of credit security deposit required under the Downers Grove Real Property Lease between Parent and Sentinel Compter Services, Inc. for the benefit of the Downers Grove Real Property Buyer.

          (c) Buyer acknowledges that Parent currently is not holding a letter of credit under the Sentinel lease.

                                  ARTICLE IV

                                    CLOSING
                                    -------

          Section 4.1    Closing Date.  The Closing shall be consummated on a
                         ------------
Friday and at a time agreed upon by Buyer and Parent, provided, that the Closing
                                                      --------
shall not precede the date fixed for the redemption of the notes contemplated by
Section 7.9 and, following such date, shall not be later than the fifth business
-----------
day after the conditions set forth in Articles IX and X have been satisfied or
                                      -----------     -
waived, at the offices of Sidley Austin Brown & Wood, Bank One Plaza, 10 South Dearborn Street, Chicago, Illinois, or at such other time and place as shall be agreed upon by Buyer and Parent. The time and date on which the Closing is actually held is referred to herein as the "Closing Date."
                                            ------------

          Section 4.2    Payment on the Closing Date.  Subject to fulfillment or
                         ---------------------------
waiver (where permissible) of the conditions set forth in Article IX, at the
                                                          ----------
Closing Buyer shall pay to Parent, for itself and as agent for SMHC, Strategic and SVM Canada, an amount equal to the Estimated Purchase Price by wire transfer of immediately available funds to the bank account or accounts specified by Parent.

          Section 4.3    Buyer's Additional Closing Date Deliveries.  Subject to
                         ------------------------------------------
fulfillment or waiver (where permissible) of the conditions set forth in Article
                                                                         -------
IX, at the Closing Buyer shall deliver to Parent all of the following:
--

          (a) Certificate of the secretary or an assistant secretary of Buyer, dated the Closing Date, in form and substance reasonably satisfactory to Parent, as to (i) the resolutions of the Board of Directors of Buyer authorizing the execution and performance of this Agreement, any Buyer Ancillary Agreement and the transactions contemplated hereby and thereby; and (ii) incumbency and signatures of the officers of Buyer executing this Agreement and any Buyer Ancillary Agreement;

          (b) The SMHC Instrument of Assignment and Assumption and the Strategic Instrument of Assignment and Assumption, each duly executed by Buyer;

          (c) The certificate contemplated by Section 10.1, duly executed by a
                                              ------------
     duly authorized officer of Buyer; and

          (d) The Manufacturing Agreement, Transitional Services Agreement, Trademark License Agreements and Lease Agreement (unless the Downers Grove Real Property Buyer is not an Affiliate of Buyer), each duly executed by Buyer or an Affiliate of Buyer, as the case may be.

          Section 4.4    Parent's Closing Date Deliveries.  Subject to
                         --------------------------------
fulfillment or waiver (where permissible) of the conditions set forth in Article
                                                                         -------
X, at the Closing Parent shall deliver to Buyer all of the following:
-

          (a) Copies of the Certificate of Incorporation or Certificate of Formation, as the case may be, of each of Parent, SMHC and Strategic certified as of a recent date by the Secretary of State of the State of Delaware;

          (b) Copies of SVM Canada's Articles of Incorporation certified as of a recent date by the Director of the Canadian governmental agency charged with administering the Canada Business Corporations Act;

          (c) Certificate of good standing of each of Parent, SMHC and Strategic issued as of a recent date by the Secretary of State of the State of Delaware;

          (d) Certificate of good standing of SVM Canada issued as of a recent date by the Director of the Canadian governmental agency charged with administering the Canada Business Corporations Act;

          (e) Certificate of the secretary or an assistant secretary of each Seller, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, as to (i) no amendments to the Certificate of Incorporation, Certificate of Limited Partnership or Articles of Incorporation, as the case may be, of such Seller since the date specified in clause (a) or (b) above; (ii) the By-Laws or Limited Partnership Agreement, as the case may be, of such Seller; (iii) the resolutions of the Board of Directors (or a duly authorized committee thereof) or general partner, in the case of Strategic, of such Seller authorizing the execution and performance of this Agreement, any Seller Ancillary Agreement to which such Seller is a party and the transactions contemplated hereby and thereby; and (ii) incumbency and signatures of the officers of such Seller executing this Agreement and any Seller Ancillary Agreement;

          (f) Copies of the Certificate or Articles of Incorporation, Certificate of Formation or Certificate of Limited Partnership, as the case may be, of each of SMMS Inc., QRC, CMIG, SMDMC, HEA and SMMSLP certified as of a recent date by the Secretary of State of the State of Delaware, Wisconsin or Illinois, as applicable;

          (g) Copies of MS Canada's Articles of Incorporation certified as of a recent date by the Director of the Canadian governmental agency charged with administering the Canada Business Corporations Act;

          (h) Certificate of good standing of each of SMMS Inc., QRC, CMIG, SMDMC, HEA and SMMSLP issued as of a recent date by the Secretary of State of the State of Delaware, Wisconsin or Illinois, as applicable;

          (i) Certificate of good standing of MS Canada issued as of a recent date by the Director of the Canadian governmental agency charged with administering the Canada Business Corporations Act;

          (j) Certificate of the secretary or an assistant secretary of each Conveyed Company, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, as to (i) no amendments to the Certificate of Incorporation, Certificate of Formation, Certificate of Limited Partnership or Articles of Incorporation, as the case may be, of such Conveyed Company since the date specified in clause (f) or (g) above; (ii) the By-Laws, Operating Agreement or Limited Partnership Agreement, as the case may be, of such Conveyed Company; and (iii) any resolutions of the Board of Directors, managing member or general partner of such Conveyed Company relating to the transactions contemplated by this Agreement;

          (k) The certificate(s) representing the Shares, duly endorsed to Buyer or accompanied by duly executed stock powers;

          (l) The SMHC Instrument of Assignment and Assumption, duly executed by SMHC;

          (m) The Strategic Instrument of Assignment and Assumption, duly executed by Strategic;

          (n) An Instrument of Assignment and Assumption with respect to each of the Assumed Agreements, duly executed by a Company and Parent or an Affiliate of Parent, as appropriate;

          (o) All consents, waivers or approvals obtained by Sellers or the Conveyed Companies with respect to the consummation of the transactions contemplated by this Agreement;

          (p) The certificates contemplated by Section 9.1 and Section 9.2, duly
                                               -----------     -----------
     executed by a duly authorized officer of Parent;

          (q) The Manufacturing Agreement, Transitional Services Agreement, Trademark License Agreements, Lease Agreement and Technology License Agreement, each duly executed by Parent or the appropriate Affiliate of Parent, and any Company that is a party thereto, as applicable;

          (r) Legal opinion of Sidley Austin Brown & Wood, the general counsel of Parent or other internal counsel of Parent or any Company to the effect set forth in Exhibit L, reasonably satisfactory to Buyer and its counsel;
                  ---------

          (s) The written resignations of the directors of each Company; and

          (t) One or more certificates, in form and substance reasonably satisfactory to Buyer, certifying that the transactions contemplated by this Agreement are exempt from withholding under Section 1445 of the Code by reason of each Seller (other than SVM Canada) being a U.S. person for purposes of such Section.

          Section 4.5    Downers Grove Real Property Closing.  (a)  With respect
                         -----------------------------------
to the Downers Grove Real Property, the Closing shall be conducted through an escrow with the Title Company acting as escrowee and effectuated through a so-called "New York Style Closing," with the concurrent delivery of the documents, funds, instruments and other items required pursuant to this Agreement with respect to the Downers Grove Real Property and as may be reasonably necessary to accomplish the purposes contemplated by this Agreement with respect to the Downers Grove Real Property. Parent and the Downers Grove Real Property Buyer shall execute and deliver to the Title Company such documents as are reasonable and customary to effectuate such "New York Style Closing."

          (b) With respect to the Downers Grove Real Property, at the Closing:
(i) Parent shall execute and deliver to the Downers Grove Real Property Buyer a quit claim deed in recordable form; (ii) Parent and the Downers Grove Real Property Buyer shall execute and deliver the Downers Grove Real Property Instrument of Assignment and Assumption, pursuant to which Parent shall assign to the Downers Grove Real Property Buyer its rights under, and the Downers Grove Real Property Buyer shall assume the obligations and liabilities of Parent pursuant to, the Downers Grove Real Property Leases and the Downers Grove Real Property Contracts; (iii) Buyer shall pay all transfer Taxes, if any, applicable to the transfer of the Downers Grove Real Property, and Parent and the Downers Grove Real Property Buyer shall execute and deliver all applicable transfer Tax declarations; and (iv) Parent shall deliver, or shall cause to be delivered, to the Downers Grove Real Property Buyer, the Downers Grove Real Property Title Insurance Policy issued as of the Closing Date and shall execute and deliver to the Title Company such documents as are reasonably necessary and customary for a seller of real property to cause the Downers Grove Title Insurance Policy to be issued at the Closing; provided, that the Downers Grove Real Property Buyer
                       --------
executes and delivers to the Title Company such documents as are reasonably necessary and customary for a purchaser of real property to cause the Downers Grove Real Property Title Insurance Policy to be issued at the Closing.

          (c) Parent shall use commercially reasonable efforts to obtain and deliver to the Downers Grove Real Property Buyer, at or prior to the Closing, an estoppel certificate from Sentinel Computer Services, Inc.

          Section 4.6    Allocation of Purchase Price.  (a)  Within 120 days
                         ----------------------------
following final determination of the Purchase Price in accordance with Section
                                                                       -------
3.3 (unless such deadline is extended by mutual agreement or unless sooner
---
required under applicable law), Parent and Buyer shall negotiate and prepare a schedule (the "Allocation Schedule") allocating the Purchase Price among (i) the
               -------------------
Shares attributable to each of SMMS Inc., QRC, MS Canada, CMIG and SMDMC, (ii) the HEA Membership Interests, (iii) the SMMSLP LP Interests, (iv) the assets held by HEA,

(v) if requested by either party, the assets held by SMMSLP and (vi) if the Downers Grove Real Property Buyer is a Person other than a Company, the Downers Grove Real Property. The Allocation Schedule shall be reasonable and to the extent required shall be prepared in accordance with Section 1060 of the Code and the Treasury regulations thereunder. Parent and Buyer each agrees that promptly upon receiving said Allocation Schedule it shall return an executed copy thereof to the other party. Parent and Buyer each agrees to file Internal Revenue Service Form 8594, and all federal, state, local and foreign Tax Returns, in accordance with the Allocation Schedule. Parent and Buyer each agrees to provide the other promptly with any other information required to complete Form 8594.

          (b) Within 120 days following final determination of the Purchase Price in accordance with Section 3.3 (unless such deadline is extended by mutual
                         -----------
agreement or unless sooner required under applicable law), Parent and Buyer shall negotiate and prepare a schedule (the "338 Allocation Schedule")
                                             -----------------------
allocating the purchase price (as determined under Section 338 of the Code and the Treasury regulations promulgated thereunder), for each of CMIG, SMDMC, KDA, QRC and SMMS, Inc., among the assets of each of CMIG, SMDMC, KDA, QRC and SMMS, Inc. The 338 Allocation Schedule shall be reasonable and shall be prepared in accordance with Section 338(h)(10) of the Code and the Allocation Schedule. Parent and Buyer each agrees that promptly upon receiving said 338 Allocation
Schedule it shall return an executed copy thereof to the other party. Parent and Buyer each agrees to file all federal, state, local, foreign and other Tax Returns in accordance with the 338 Allocation Schedule.

          (c) If Parent and Buyer cannot timely agree on the Allocation Schedule or the 338 Allocation Schedule, they shall promptly (but in no event later than 30 days prior to the date such allocations are required under applicable law) submit any dispute to a mutually acceptable independent accounting firm, under procedures to be mutually agreed upon, whose determinations shall be binding absent manifest error. Parent and Buyer each shall pay one-half of any amounts payable to such accounting firm in connection with this Section 4.6(c).
                                                        --------------

                                   ARTICLE V

                   REPRESENTATIONS AND WARRANTIES OF PARENT
                   ----------------------------------------

          As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Parent represents and warrants to Buyer and agrees as follows:

          Section 5.1    Organization of Sellers.  (a)  Each of Parent and SMHC
                         -----------------------
is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware.

          (b) SVM Canada is a corporation duly organized, validly existing and in good standing under the laws of Canada.

          (c) Strategic is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware.

          Section 5.2    Organization; Capital Structure of the Companies; Power
                         -------------------------------------------------------
and Authority.  (a)  Each Company has been duly organized, and is validly
-------------
existing and in good standing under the laws of the jurisdiction of its organization. Each Company is duly qualified to transact business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of its activities makes such qualification necessary, except where the failure to be so qualified or in good standing would not, or would not reasonably be expected to, have, individually or in the aggregate, a Material Adverse Effect. Each Company has corporate, partnership or limited liability company, power and authority, as the case may be, to own or lease and operate and use its properties and assets and to carry on that portion of the Business conducted by it in the manner currently conducted.

          (b) Schedule 5.2 sets forth the authorized capital stock of, or other
              ------------
equity interests in, each Company and the number of shares of each class of capital stock of, or other equity interests in, such Company that are issued and outstanding. All of the outstanding shares of capital stock of, or other equity interests in, each Company are duly authorized, validly issued, fully paid and nonassessable and were issued in compliance with all applicable state and federal securities laws and have not been issued in violation of, nor subject to, any preemptive, subscription or other similar rights. Except as set forth in Schedule 5.2, (i) all of the outstanding shares of capital stock of, or other
   ------------
equity interests in, each of the Conveyed Companies are owned, directly or indirectly, by a Seller, as reflected in the recitals to this Agreement, free and clear of all Encumbrances, and (ii) all of the outstanding shares of capital stock of, or other equity interests in, each of the Conveyed Companies Subsidiaries are owned, directly or indirectly, by a Conveyed Company, as reflected in Schedule 5.2, free and clear of all Encumbrances. Except for this
             ------------
Agreement, there are no agreements, arrangements, options, warrants, puts, calls, rights or commitments of any character (including convertible securities) relating to the issuance, sale, purchase or redemption of any shares of capital stock of, or other equity interests in, any of the Companies. As of the Closing Date and upon the consummation of the transactions contemplated by this Agreement, Sellers shall deliver to Buyer good and valid title to the Shares, the HEA Membership Interests and the SMMSLP LP Interests, free and clear of all restrictions and Encumbrances, other than restrictions on Buyer under any applicable state and federal securities laws and Encumbrances created by Buyer.

          (c) The minute books and records of each Company are current and contain correct and complete copies of all charter or equivalent organizational documents of such Company, including all amendments thereto and restatements thereof, and all minutes of meetings, resolutions and other actions and proceedings of its board of directors and all committees thereof and its stockholders, partners, members or other equity holders, signed by the Secretary or an Assistant Secretary of such Company or its directors, stockholders, partners, members or other equity holders as required by applicable law, and the stock and other record books of each Company are current, correct and complete and reflect the issuance of all of the outstanding capital stock or other equity interests of such Company.

          Section 5.3    Subsidiaries and Investments.  (a)  Except as set forth
                         ----------------------------
in Schedule 5.3, except for any investments not in excess of 5% in the aggregate
   ------------
of any class of capital stock or other equity interests of any Person which may be held in the investment portfolio of American Home Shield, a subsidiary of Parent, which portfolio is managed by an independent fund manager, and except for the Companies, Parent does not, directly or indirectly, own, of record or beneficially, any outstanding voting securities or other equity interests in any corporation, partnership, joint venture or other entity which is engaged in the Business.

          (b) Except as set forth in Schedule 5.3 and except for the Conveyed
                                     ------------
Companies Subsidiaries, none of the Companies owns or has the right to acquire any capital stock or other equity interest in any other Person, and none of the Companies has any agreement to provide funds to, or make any investment (in the form of a loan, capital contribution or otherwise) in, any other Person.

          Section 5.4    Authority of Sellers; Conflicts.  (a)  Parent has the
                         -------------------------------
corporate power and corporate authority to execute, deliver and perform this Agreement and each of the Seller Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and such Seller Ancillary Agreements by Parent and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite corporate action and do not require any further authorization or consent of Parent or its stockholders. This Agreement has been duly authorized, executed and delivered by Parent and constitutes (assuming the valid authorization, execution and delivery of this Agreement by Buyer) the legal, valid and binding obligation of Parent enforceable in accordance with its terms, and each of the Seller Ancillary Agreements to which it is a party has been duly authorized by Parent and, upon execution and delivery by Parent, will be (assuming the valid authorization, execution and delivery by Buyer, where Buyer is a party, or the other party or parties thereto) a legal, valid and binding obligation of Parent enforceable against Parent in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles.

          (b) Each Seller, other than Parent, has the requisite power and authority to perform its obligations under this Agreement and to execute, deliver and perform each of the Seller Ancillary Agreements to which it is a party and to consummate the transactions contemplated hereby and thereby. The performance of such obligation by such Seller and such execution, delivery and performance of such Seller Ancillary Agreements by such Seller have been duly authorized and approved by such Seller's Board of Directors (or a duly authorized committee thereof) or managing member, in the case of Strategic, and do not require any further authorization or consent of such Seller or its stockholders or members, as the case may be. Each of such Seller Ancillary Agreements has been duly authorized by such Seller and, upon execution and delivery by such Seller, will be (assuming the valid authorization, execution and delivery by Buyer, where Buyer is a party, or the other party or parties thereto) the legal, valid and binding obligation of such Seller, enforceable against such Seller in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles.

          (c) Except as set forth in Schedule 5.4, none of the execution and
                                     ------------
delivery by Parent of this Agreement, the execution and delivery by Sellers of any Seller Ancillary

Agreement or the consummation by Sellers of any of the transactions contemplated hereby or thereby, or compliance by Sellers with, or fulfillment by Sellers of, the terms, conditions and provisions hereof or thereof will:

          (i) assuming the receipt of all necessary consents and approvals and the filing of all necessary documents as described in Section 5.4(c)(ii),
                                                           ------------------
     contravene, conflict with, result in a violation or breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under, or result in the creation or imposition of any Encumbrance upon any of the Shares, the HEA Membership Interests, the SMMSLP LP Interests, the Assumed Agreements, or any of the assets of the Companies, under (1) the charter, by-laws or other organizational document of any Seller or any Company, (2) any loan agreement, note, instrument, mortgage, lease, franchise or financial obligation to which any Seller is a party or by which any Seller is bound or any of its properties or assets is bound or affected, (3) any Business Agreement, (4) any Court Order to which any Seller or any Company is a party or by which any Seller or any Company or any of its properties or assets is bound or affected or (5) any Requirements of Law affecting any Seller or any Company, other than, in the case of clauses (2), (3), (4) and (5) above, any such violations, breaches, defaults, rights, loss of rights or Encumbrances that, individually or in the aggregate, would not, or would not reasonably be expected to, have a Material Adverse Effect or would not reasonably be expected to prevent the consummation of any of the transactions contemplated hereby, or

          (ii) require the approval, consent, authorization, license, permit, order or act of, or the making by any Seller or any Company of any declaration, filing or registration with, any Person, except (1) in connection, or in compliance, with the provisions of the HSR Act, (2) such consents, approvals, filings and notices as may be required under any Environmental Laws pertaining to any notification, disclosure or required approval triggered by the transactions contemplated by this Agreement, (3) such filings as may be required in connection with the Taxes described in
     Section 8.2(a)(v), and (4) such approvals, consents, authorizations,
     -----------------
     licenses, permits, orders, declarations, filings or registrations the failure of which to be obtained or made would not, or would not reasonably be expected to, have, individually or in the aggregate, a Material Adverse Effect or would not reasonably be expected, individually or in the aggregate, to prevent the consummation of any of the transactions contemplated hereby.

          Section 5.5    Financial Statements.  Schedule 5.5 contains (i) the
                         --------------------   ------------
unaudited consolidated balance sheets of the Companies as of December 31, 1999 and December 31, 2000 and the unaudited consolidated statements of income and cash flows of the Companies for the years ended December 31, 1999 and December 31, 2000 and (ii) the unaudited consolidated balance sheet of the Companies (adjusted to take into account the Excluded Liabilities, the Excluded Assets and the other items set forth in Schedule 5.5) as of the Financial Statements Date
                             ------------
(the "Adjusted Balance Sheet") and the related statements of income and cash
      ----------------------
flows for the eight months then ended. Except as set forth therein and except as set forth in Schedule 5.5, such balance sheets and statements of income and
                ------------
cash flows have been prepared in conformity with GAAP (except that the financial statements do not contain footnotes), and such balance sheets and related statements of income and cash flows present fairly in accordance with GAAP the financial position and results of operations of the Companies, as of their respective dates and for the respective periods covered thereby subject, in the case of the financial statements referred to in clause (ii), to normal year-end adjustments consistent with past practice that are not expected to be material in amount.

          Section 5.6    Operations Since Financial Statements Date.  Except as
                         ------------------------------------------
set forth in Schedule 5.6, since the Financial Statements Date, there has not
             ------------
occurred any fact, event or condition that, individually or in the aggregate, would, or would reasonably be expected to, result in a Material Adverse Effect. Except as set forth in Schedule 5.6, since the Financial Statements Date, the
                       ------------
Companies have conducted the Business only in the ordinary course of the Business and consistent with past practice. Without limiting the generality of the foregoing, since the Financial Statements Date, except as set forth in
Schedule 5.6, none of the Companies has:
------------

          (a) sold, leased (as lessor), transferred or otherwise disposed of (including any transfers to any Affiliate of Parent), or mortgaged or pledged, or imposed or suffered to be imposed any Encumbrance on, any of the assets reflected on the Adjusted Balance Sheet or any assets acquired by such Company after the Financial Statements Date, except for (i) distributions of cash to Parent and its Affiliates and (ii) inventory and minor amounts of personal property sold or otherwise disposed of in the ordinary course of the Business and consistent with past practice and except for Permitted Encumbrances;

          (b) cancelled any debts owed to or claims held by it (including the settlement of any claims or litigation) other than in the ordinary course of the Business and consistent with past practice;

          (c) created, incurred or assumed, or agreed to create, incur or assume, any indebtedness for borrowed money (other than money borrowed or advances from any of its Affiliates in the ordinary course of the Business) or entered into, as lessee, any capitalized lease obligations (as defined in Statement of Financial Accounting Standards No. 13); or

          (d) (i) instituted any material increase in any compensation payable to any present or former director, officer or employee of such Company or in any profit-sharing, bonus, incentive, deferred compensation, insurance, pension, retirement, medical, hospital, disability, welfare or other benefits made available to such individuals other than in the ordinary course of the Business and consistent with past practice, (ii) granted any severance or termination pay to any present or former director, officer or employee of such Company, (iii) loaned or advanced money or other property to any present or former director, officer or employee of such Company (other than travel advances in the ordinary course of business and consistent with past practice) or (iv) established, adopted, entered into, amended or terminated any Benefit Plan in which an Affected Employee participates or pursuant to which an Affected Employee is entitled to benefits or compensation.

          Section 5.7    Taxes.  Except as set forth in Schedule 5.7, (i) all
                         -----                          ------------
material Tax Returns relating to Taxes required to have been filed by or on behalf of each Company before the date hereof have been timely filed, (ii) all Taxes required to be paid by any Company (whether or not shown on any Tax Return) have been timely paid; (iii) none of the Companies has waived in writing (or, orally, to the actual knowledge of Parent's current Chief Financial Officer or Vice President of Taxes, Manager of Federal and International Taxes or Manager of State and Local Taxes) any statute of limitations in respect of Taxes of such Company which waiver is currently in effect; (iv) no audit, investigation or other action with respect to Taxes of any Company is currently pending or the subject of written notification received by any Company; (v) none of the Companies has been a member of an affiliated group (as defined in Section 1504 of the Code) filing a consolidated federal income Tax Return, other than a group the common parent of which is Parent; and (vi) none of the Companies that is a corporation has been a distributing or controlled corporation in a transaction described in Section 355 of the Code that will be treated as part of the same plan (or series of related transactions) that includes the purchase of the Shares of such Company pursuant to this Agreement (all within the meaning of Section 355(e) of the Code).

          Section 5.8    Governmental Permits.  (a)  Except as set forth in
                         --------------------
Schedule 5.8, the Companies own, hold or possess all licenses, franchises,
------------
permits, privileges, immunities, approvals, grants, qualifications, filings, easements, variances, exceptions, certificates, orders and other authorizations from a Governmental Body that are necessary to entitle them to own or lease, operate and use their assets or properties and to carry on and conduct the Business substantially as currently conducted (herein collectively called "Governmental Permits"), except for such Governmental Permits as to which the
 --------------------
failure to so own, hold or possess has not had, would not or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Each of the Companies has complied with all terms and conditions of the Governmental Permits, and no suspension or cancellation of any of the Governmental Permits is pending or, to the Knowledge of Parent, threatened, except where the failure to comply or such suspension or cancellation would not, or would not reasonably be expected to, have, individually or in the aggregate, a Material Adverse Effect.

          (b)  Except as set forth in Schedule 5.8, none of the Governmental
                                      ------------
Permits shall, as a result of Parent entering into this Agreement or performing any of its obligations hereunder, (i) require notification of or application to any Governmental Body, (ii) have its validity adversely affected or (iii) be subject to cancellation or revision, except where the failure to make such notification or application, such invalidity or such cancellation or revision would not, or would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

          Section 5.9    Real Property.  (a)  Schedule 5.9 contains a brief
                         -------------        ------------
description of (i) each parcel of real property owned by any Company (the "Owned
                                                                           -----
Real Property") and (ii) each option held by any Company to acquire any real
-------------
property.  Schedule 5.9 sets forth a list of each lease or similar agreement
           ------------
under which any Company is lessee of, or holds or operates, any real property owned by any third Person, except those which are terminable by such Company without penalty on 60 days' or less notice or which provide for annual lease payments of less than $75,000 (the "Leased Real Property").
                                    --------------------

          (b) The Owned Real Property is in conformity with all deed restrictions and other covenants and conditions recorded or running with the land. The current use and operation of the Owned Real Property is in substantial conformity with the certificate(s) of occupancy issued for such Owned Real Property. All of the buildings, structures, equipment and other tangible assets of the Companies located on the Owned Real Property are sufficient to support the conduct of the Business by the Companies as currently conducted at such Owned Real Property.

          (c) Neither the whole nor any part of any of the Owned Real Property or, to the Knowledge of Parent, any Leased Real Property is subject to any pending suit for condemnation or other taking by any Governmental Body, and, to the Knowledge of Parent, no such condemnation or other taking is threatened.

          (d) Parent makes the following representations and warranties with respect to the Downers Grove Real Property:

          (i)    Leases.  Schedule 5.9(d) contains a complete and correct list
                 ------   ---------------
     of the Downers Grove Real Property Leases, true and correct copies of which Parent has made available to Buyer. Except as set forth in Schedule 5.9(d),
                                                                ---------------
     (A) each of the Downers Grove Real Property Leases is in full force and effect and is enforceable against Parent and, to the Knowledge of Parent, the other parties thereto, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles; (B) Parent is not in, nor, to the Knowledge of Parent, alleged to be in, breach or violation of or default under any of the Downers Grove Real Property Leases; (C) all rental or other payments due under the Downers Grove Real Property Leases as of the date hereof have been paid in full and no rental payments have been paid more than one month in advance; (D) there are no leasing commissions or tenant improvements allowances, payments or credits presently due and unpaid or which could become due with respect to any Downers Grove Real Property Lease; and (E) no tenant under any Downers Grove Real Property Lease has withheld any payments under its Downers Grove Real Property Lease for any reason, nor has any tenant exercised or threatened to exercise any retention or set-off whatsoever against the rentals payable thereunder.

          (ii)   Downers Grove Real Property Contracts.   Except as set forth in
                 -------------------------------------
     Schedule 5.9(d), (A) each of the Downers Grove Real Property Contracts is
     ---------------
     in full force and effect and is enforceable against Parent and, to the Knowledge of Parent, the other parties thereto, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles; and (B) Parent is not in, nor, to the Knowledge of Parent, alleged to be in, breach or violation of or default under any of the Downers Grove Real Property Contracts.

          (iii)  Permits.   Except as set forth in Schedule 5.9(d), Parent owns,
                 -------                           ---------------
     holds or possesses all Governmental Permits that are necessary to entitle it to own, operate and use the Downers Grove Real Property, and each of such Governmental Permits is in full force and effect.

          (iv)   Reassessments.  Except as set forth in Schedule 5.9(d), Parent
                 -------------                          ---------------
     has not received written notice of any contemplated or actual reassessment of the Downers Grove Real Property for general real estate tax purposes.

          (v)    Special Assessments.  Except as set forth in Schedule 5.9(d),
                 -------------------                          ---------------
     no special assessments have been levied against the Downers Grove Real Property which have not been timely paid nor, to the Knowledge of Parent, are there any proposed special assessments against the Downers Grove Real Property presently pending.

          (vi)   Eminent Domain.  Except as set forth in Schedule 5.9(d), no
                 --------------                          ---------------
     proceedings are presently pending or, to the Knowledge of Parent, threatened for the taking by exercise of the power of eminent domain, condemnation or in an other manner, for a public or quasi-public purpose, of all or any part of the Downers Grove Real Property.

          (vii)  Utility Service.  Except as set forth in Schedule 5.9(d), there
                 ---------------                          ---------------
     is no pending or, to the Knowledge of Parent, threatened curtailment or reduction of any utility service to the Downers Grove Real Property or any part thereof.

          (viii) Compliance with Law.  Except as set forth in Schedule 5.9(d),
                 -------------------                          ---------------
     (A) the Downers Grove Real Property is not in violation of any applicable existing fire, health, building, life safety, handicapped persons, or zoning or land use laws, rules, regulations or ordinances, (B) Parent has not received any written notice from any insurer that any portion of the Downers Grove Real Property contains any defects or conditions that could adversely affect the insurability of the improvements located thereon and
     (C) to the Knowledge of Parent, the Downers Grove Real Property is in full compliance with the Americans With Disabilities Act.

          (ix)   Commitment.  Except as set forth in Schedule 5.9(d), the
                 ----------                          ---------------
     Downers Grove Real Property is not subject to any right of first refusal or option to purchase granted to a Third Party.

          (x)    Condition.  Except as set forth in Schedule 5.9(d), (A) to the
                 ---------                          ---------------
     Knowledge of Parent, there are no material defects in the mechanical, electrical, plumbing, sewer, heating, air conditioning and sprinkler systems, all of which are in good operating condition and repair, (B) to the Knowledge of Parent, there are no structural defects in the improvements located at the Downers Grove Real Property, and the roofs, basements, foundations and walls are free of leakage and (C) to the Knowledge of Parent, there is no termite infestation affecting the Downers Grove Real Property.

          (xi)   No encroachments.  Except as set forth in Schedule 5.9(d) and
                 ----------------                          ---------------
     except for curbs, curb cuts and minor encroachments of the parking lots, all improvements located on the Downers Grove Real Property are located entirely within the property lines of the Downers Grove Real Property and do not encroach upon any land not contained within the Downers Grove Real Property or upon any easement burdening the Downers Grove Real Property.

          Section 5.10   Personal Property.  (a)  Schedule 5.10(a) contains as
                         -----------------        ----------------
of the date indicated in such Schedule a complete and correct list of all machinery, equipment, vehicles, furniture and other personal property owned by any Company having an original cost of $50,000 or more (the "Material Personal
                                                             -----------------
Property").
--------

          (b) Schedule 5.10(b) contains as of the date of this Agreement a
              ----------------
complete and correct list of each lease or other agreement or right under which any Company is lessee of, or holds or operates, any machinery, equipment, vehicle or other tangible personal property owned by a third Person, except those which are terminable by such Company without penalty on 60 days' or less notice or which provide for annual rental payments of less than $50,000.

          Section 5.11   Intellectual Property.  (a)  Schedule 5.11(a) contains
                         ---------------------        ----------------
a list of all Copyrights, Patent Rights and Trademarks owned by or licensed to a Company which are material to the conduct of the Business, as currently conducted. Except as set forth in Schedule 5.11(a), no actions, filings or fees
                                   ----------------
are needed to maintain any such application or registration for 30 days after the Closing Date.

          (b) Schedule 5.11(b) contains a list of all Software owned by a
              ----------------
Company which is material to the conduct of the Business, as currently conducted.

          (c) Except as disclosed in Schedule 5.11(c), a Company either: (i)
                                     ----------------
owns the entire right, title and interest in and to all Intellectual Property used by the Companies which is material to the conduct of the Business, as currently conducted, free and clear of all Encumbrances; or (ii) has a valid contractual right or license to use the same in the conduct of the Business, as currently conducted.

          (d) Except as disclosed in Schedule 5.11(d), (i) all registrations for
                                     ----------------
Copyrights, Patent Rights and Trademarks identified in Schedule 5.11(a) are
                                                       ----------------
valid and in force, and all applications to register any unregistered Copyrights, Patent Rights and Trademarks so identified are pending and in good standing, all, to the Knowledge of Parent, without challenge or threatened challenge of any kind; (ii) the Copyrights, Patent Rights and Trademarks (other than with respect to pending applications) owned by the Companies are valid and in force; (iii) a Company has the right to bring actions for infringement or unauthorized use of the Copyrights, Patent Rights, Trademarks and Software owned by such Company; (iv) to the Knowledge of Parent, no party to a license of the Copyrights, Patent Rights and Trademarks identified in Schedule 5.11(a) is, or
                                                       -----------------
is alleged to be, in material breach or default thereunder; and (v) the transactions contemplated by this Agreement shall in no way impair or limit the rights of the Companies under any such license or cause any payments to be due thereunder.

          (e) Except as disclosed in Schedule 5.11(e), to the Knowledge of
                                     ----------------
Parent, (i) no infringement by any Company of any Intellectual Property of any other Person has occurred or resulted in any way from its conduct of the Business since January 1, 1999, and (ii) no written notice of a claim of any infringement of any Intellectual Property of any other Person has been received by any Company in respect of the conduct of the Business by it (x) since January 1, 1999 or (y) that has not been resolved to Parent's reasonable satisfaction.

          (f) Except as disclosed in Schedule 5.11(f), no action, suit,
                                     ----------------
proceeding, arbitration, judgment, decree, settlement, injunction, rule or order is pending or has been rendered or, to the Knowledge of Parent, threatened by any Governmental Body or any Person that would limit, cancel or challenge the validity, enforceability, ownership or use of any Copyright, Patent Right, or Trademark described in Schedule 5.11(a).
                       ----------------

          Section 5.12   Title to Property.  Except for assets disposed of in
                         -----------------
the ordinary course of the Business consistent with past practice, the Companies have (and, in the case of the Downers Grove Real Property, the Downers Grove Real Property Buyer will have on the Closing Date) (i) good, valid and marketable title to each item of Owned Real Property and Material Personal Property and each item of equipment and other tangible personal property reflected on the Interim Financial Statements as owned by the Companies and (ii) a valid leasehold interest in each item of Leased Real Property, in each case, free and clear of all Encumbrances, except for Permitted Encumbrances.

          Section 5.13   No Violation, Litigation or Regulatory Action.  Except
                         ---------------------------------------------
as set forth in Schedule 5.13:
                -------------

          (a) the Companies have complied with all applicable Requirements of Law and Court Orders, other than those instances of noncompliance which, individually or in the aggregate, would not, or would not reasonably be expected to have a Material Adverse Effect;

          (b) there are no actions, lawsuits, claims, suits, inquiries, proceedings, litigations, arbitrations or investigations pending or, to the Knowledge of Parent, threatened against any Company or any of its properties, assets, operations or business which, individually or in the aggregate, would, or would reasonably be expected to have a Material Adverse Effect; and

          (c) there is no action, suit or proceeding pending or, to the Knowledge of Parent, threatened that questions the legality of the transactions contemplated by this Agreement or any of the Seller Ancillary Agreements.

          Section 5.14   Contracts.  (a)  Schedule 5.14(a) lists all contracts
                         ---------        ----------------
as of the date hereof (whether written or oral) to which any Company is a party or by which any Company is bound:

          (i) for the employment of any officer or employee (other than any contract which is terminable without liability upon notice of 30 days or less) or with any former officer, director or employee pursuant to which, in any case, payments in excess of $60,000 in any 12-month period are required to be made by any of the Companies after the date hereof;

          (ii)   for the future purchase or sale of real property;

          (iii) for the purchase by any Company of supplies or equipment which Parent reasonably anticipates will involve the payment of more than $100,000 after the date hereof or which extends beyond December 31, 2002;

          (iv) that constitute loan agreements, promissory notes, indentures, bonds, security agreements, Guarantees of Indebtedness for Borrowed Money or other instruments involving Indebtedness for Borrowed Money in an amount in excess of $100,000;

          (v) that constitute partnership, joint venture or other similar agreements or arrangements;

          (vi) containing any covenant or provision prohibiting any Company from engaging in any line or type of business;

          (vii) that license to a third party the right to conduct the Business or any part thereof or that assign or transfer any right to all or any of the revenues therefrom;

          (viii) creating or granting any Encumbrance upon any of the properties or assets of any Company, other than the Parent Securitization Agreements;

          (ix) that constitute a material license of any Intellectual Property owned or used in the Business or by any Company;

          (x) involving any lease, sublease or similar contract, agreement, instrument or arrangement with any Person (other than the Companies) under which any Company is a lessor or sublessor of, or makes available for use to any Person (other than the Companies), (i) any Leased Real Property or
     (ii) any Owned Real Property;

          (xi) relating to the acquisition or disposition of any business since January 1, 2000 (whether by merger, sale of stock, sale of assets or otherwise) which is or was material to the Companies taken as a whole;

          (xii)  that constitute franchise agreements or similar arrangements;
     and

          (xiii) otherwise not in the ordinary course of the Business consistent with past practice that are material to the Companies taken as a whole.

          (b)    Schedule 5.14(b) sets forth each contract between a Company, on
                 ----------------
the one hand, and Parent or an Affiliate of Parent (other than the Companies), on the other hand, except those which are terminable by a Company without penalty on 60 days' or less notice or which provide for annual payments of less than $75,000 or which relate to the Excluded Business.

          (c)    Except as set forth in Schedule 5.14(c), none of the contracts
                                     ----------------
listed in Schedule 5.14(c) (which include the Significant Customer Contracts)
          ----------------
have "change of control
provisions" which would give a party a right to terminate such contract upon consummation of the transactions contemplated hereby or under which a default would occur upon consummation of the transactions contemplated hereby.

          Section 5.15   Status of Contracts.  Except as set forth in Schedule
                         -------------------                          --------
5.15, each of the leases, contracts, licenses and other agreements listed in
----
Schedules 5.9, 5.10, 5.11, 5.14(a), 5.14(b), 5.14(c) and 5.18 (collectively, the
-------------  ----  ----  -------  -------  -------     ----
"Business Agreements") is in full force and effect and is enforceable against
 -------------------
the Company which is a party thereto and, to the Knowledge of Parent, the other parties thereto, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles. Except as set forth in
Schedule 5.15, the Significant Customer Contracts and substantially all of the
-------------
contracts of the Companies with customers with respect to its Business are in full force and effect and enforceable against the Company which is a party thereto and the other parties thereto, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles. None of the Companies is in, or, to the Knowledge of Parent, alleged to be in, breach or violation of or default under any of the Business Agreements or Significant Customer Contracts, other than those breaches or defaults which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Parent has made available to Buyer a true and correct copy of each Business Agreement.

          Section 5.16   ERISA.  (a)  Benefit Plans.  Each Benefit Plan
                         -----        -------------
maintained in connection with the Business or in which at least one present or former director or employee of a Company participates (other than any Non-U.S. Benefit Arrangement, Multiemployer Plan or union sponsored welfare fund) is listed in Schedule 5.16(a), and Parent has provided or made available to Buyer
          ----------------
either a true and correct copy of each such plan or, if no such copy exists, an accurate summary plan description used in connection with such plan and, with respect to Parent's Savings Plan, (x) the related trust agreement, (y) the most recent favorable determination letter and (z) the most recent year's Form 5500 and attached schedules. Schedule 5.16(a) identifies each such Benefit Plan that
                         ----------------
is sponsored or maintained by a Company ("Company Plan") and each such Benefit
                                          ------------
Plan that is sponsored or maintained by Parent or any Seller ("Parent Plan").
                                                               -----------
With respect to each Benefit Plan listed in Schedule 5.16(a), (i) such plan has
                                            ----------------
been maintained and operated in compliance in all material respects with its terms and the applicable requirements of the Code and ERISA and the regulations issued thereunder; (ii) no litigation or asserted claims against any Company exist, or to the Knowledge of Parent are threatened, with respect to any such plan (other than claims for benefits in the normal course of business) which are reasonably expected to have a Material Adverse Effect; (iii) each such plan which is intended to be qualified within the meaning of Section 401(a) of the Code is so qualified and has received a favorable determination letter as to its qualification, and nothing has occurred, whether by action or failure to act, that would reasonably be expected to cause the loss of such qualification; (iv) no event has occurred and no condition exists that would subject any Company either directly or by reason of its affiliation with an ERISA Affiliate, to any tax, fine, lien, penalty or other liability imposed by ERISA or the Code, or other applicable laws, rules and regulations, that would reasonably be expected to have a Material Adverse Effect; (v) no administrative investigation, audit or other administrative proceeding (including amnesty proceedings) by or before the Department of Labor, the Pension Benefit Guaranty Corporation, the Internal Revenue Service or other Governmental Bodies are pending or, to the Knowledge of Parent, threatened; and (vi) the consummation of the transactions contemplated by this Agreement will not result in "excess parachute payments," as defined in Section 280G of the Code, to Affected Employees that would be nondeductible to the Companies or Buyer under Section 280G of the Code. Except as required under the Collective Bargaining Agreements, none of the Companies or any of their ERISA Affiliates has an obligation to contribute to any Multiemployer Plan or union-sponsored welfare fund on behalf of one or more employees of a Company. None of the Companies or any of their ERISA Affiliates has withdrawn from any Multiemployer Plan or has taken any action to do so to the extent such withdrawal would reasonably be expected to cause the Companies or Buyer to incur withdrawal liability under Section 4201 of ERISA. None of the Companies or any of their ERISA Affiliates has been notified by any Multiemployer Plan that such Multiemployer Plan is currently in reorganization or insolvency under and within the meaning of Section 4241 or 4245 of ERISA or that such Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

          (b) Non-U.S. Benefit Arrangements.  Each Non-U.S. Benefit Arrangement
              -----------------------------
maintained in connection with the Business or in which at least one present or former director or employee of a Company participates (other than Non-U.S. Benefit Arrangements required by national or state law) is listed in Schedule
                                                                     --------
5.16(b), and Parent has provided or made available to Buyer a true and correct
-------
copy of each such arrangement.  Schedule 5.16(b) identifies each such Non-U.S.
                                ----------------
Benefit Arrangement that is sponsored or maintained by a Company ("Company
                                                                   -------
Foreign Plans") and each such Non-U.S. Benefit Arrangement that is sponsored or
-------------
maintained by Parent or any Seller ("Parent Foreign Plans").  With respect to
                                     --------------------
each Non-U.S. Benefit Arrangement listed in Schedule 5.16(b), (i) such
                                            ----------------
arrangement has been maintained and operated in compliance in all material respects with its terms and the applicable requirements of the statutes and regulations governing such arrangement and (ii) no litigation or asserted claims against any Company exist, or to the Knowledge of Parent are threatened, with respect to any such arrangement (other than claims for benefits in the normal course of business) which individually or in the aggregate, would or would be reasonably expected to have a Material Adverse Effect.

          Section 5.17   Environmental Matters.  (a)  Except as set forth in
                         ---------------------
Schedule 5.17,
-------------

          (i) each of the Companies owns, holds or possesses all Governmental Permits which are necessary under Environmental Laws to conduct the Business substantially as currently conducted by it, and is in compliance with such Governmental Permits as well as applicable Environmental Laws, except for such Governmental Permits as to which the failure to so own, hold or possess, or any noncompliance with Environmental Laws, would not reasonably be expected to have a Material Adverse Effect;

          (ii) none of the Companies is subject to any order from or consent or settlement agreement with, or, to the Knowledge of Parent, subject to any investigation by, any Person (including any Governmental Body) respecting
     (i) any violation of any Environmental Law, (ii) any Remedial Action or
     (iii) any claim of Losses and Expenses
     arising from the Release or threatened Release of a Contaminant, where, in each case, the obligations of such Company have not been completed in all material respects;

          (iii) none of the Companies is subject to any judicial or administrative proceeding, Court Order or settlement alleging or addressing a violation of or liability under any Environmental Law, which proceeding, Court Order or settlement would reasonably be expected to have a Material Adverse Effect;

          (iv) none of the Companies has received any written notice or claim to the effect that it is or may be liable to any Person, including any Governmental Body, as a result of the Release of a Contaminant, which notice or claim would reasonably be expected to have a Material Adverse Effect;

          (v) no Environmental Encumbrance has attached to any Owned Real Property; and

          (vi) to the Knowledge of Parent, there has been no Release of any Contaminant at any of the Owned Real Property, the Leased Real Property or at any other location (including any location used by the Companies for the storage, disposal, recycling or other handling of any Contaminant) with respect to which the Business or the Companies is liable, except for such liability that would not reasonably be expected to have a Material Adverse Effect.

          (b)     This Section 5.17 contains the sole representations and
                       ------------
warranties made by Parent with respect to Environmental Laws or any other Environmental Matter (including Governmental Permits held pursuant to Environmental Laws); and no representation or warranty as to Environmental Laws or any other Environmental Matter is intended, or shall be implied, from any of the other provisions in this Agreement or any certificates delivered pursuant hereto.

          Section 5.18   Employee Relations and Agreements.  (a)  Schedule 5.18
                         ---------------------------------        -------------
contains a true and complete listing, as of a recent date, of all employees of the Companies whose annual base salaries exceed $60,000, their annual base salary and date of hire. Since the Financial Statements Date, except as set forth in Schedule 5.18 or as has occurred in the ordinary course of the Business
         -------------
and consistent as to timing and amount with past practices, none of Sellers or any of the Companies has: (i) materially increased the compensation payable or to become payable to or for the benefit of any Affected Employees; (ii) provided any Affected Employees with materially increased security or tenure of employment; (iii) materially increased the amount payable to any Affected Employees upon the termination of such persons' employment; or (iv) materially increased, augmented or improved benefits granted to or for the benefit of Affected Employees under any bonus, profit sharing, pension, retirement, deferred compensation, insurance or other direct or indirect benefit plan or arrangement.

          (b)     Except as set forth in Schedule 5.18: (i) none of the
                                         -------------
Companies is a party to any collective bargaining agreement, and no collective bargaining agreement is the subject of formal negotiations between a Company (or Parent on behalf of a Company) and a union, provided that such formal
                                            --------
negotiations shall not be deemed to include ongoing discussions with respect to existing or expired collective bargaining agreements; (ii) no union or similar organization represents employees of any Company and, to the Knowledge of Parent, no question concerning representation exists or has been raised with respect to any of the Affected Employees within the past year, nor to the Knowledge of Parent are there any campaigns being conducted to solicit cards from the Affected Employees to authorize representation by any labor organization; (iii) no present or former director, officer or employee of any Company is a party to any employment or other agreement that entitles him or her to compensation or other consideration upon the acquisition by any Person of control of such Company or as a result of the consummation of the transactions contemplated by this Agreement, whether alone or in conjunction with other events or occurrences; (iv) there is no unfair labor practice charge or complaint pending or, to the Knowledge of Parent, threatened against the Companies; (v) there is no labor strike, slowdown, work stoppage, dispute, lockout or other labor controversy in effect or, to the Knowledge of Parent, threatened against any of the Companies; (vi) Parent is not a party to, or otherwise bound by, any consent decree with, or citation by, any Governmental Body relating to employees or employment practices at the Companies; and (vii) Parent is in compliance with its obligations pursuant to WARN and all other notification and bargaining obligations arising under any collective bargaining agreement, statute or otherwise.

          Section 5.19   No Undisclosed Liabilities.  Except as set forth in
                         --------------------------
Schedule 5.19 or reflected on the Adjusted Balance Sheet and except for Excluded
-------------
Liabilities, as of the Financial Statements Date, none of the Companies was subject to any liability or obligation, whether known or unknown, absolute, contingent, accrued or otherwise, that would be required to be included on a balance sheet prepared in accordance with GAAP which in the aggregate would have a Material Adverse Effect. Since the Financial Statements Date, except as set forth in Schedule 5.19, to the Knowledge of Parent, none of the Companies has
         -------------
incurred any liability or obligation other than in the ordinary course of the Business, whether known or unknown, absolute, contingent, accrued or otherwise, except for liabilities that, in the aggregate, have not had, and would not reasonably be expected to have, a Material Adverse Effect.

          Section 5.20   Condition and Availability of Assets.  (a)  Except as
                         ------------------------------------
set forth in Schedule 5.20 and except for Excluded Assets, the equipment and
             -------------
other tangible personal property of the Companies and the buildings and structures located on the Owned Real Property or any Leased Real Property are in all material respects in adequate condition (subject to normal wear and tear).

          (b) The Companies hold (or, in the case of the Assumed Agreements, at the Closing the Companies will hold or, in the case of the Downers Grove Real Property Assets, at the Closing the Downers Grove Real Property Buyer will hold) or have the right to use and, at the Closing after giving effect to the Buyer Ancillary Agreements and the Seller Ancillary Agreements, will hold or have the right to use, the assets, properties, Intellectual Property and rights used or currently held for use by Parent and its Affiliates in the Business, it being understood that such assets, properties, Intellectual Property and rights exclude those used by Parent and its Affiliates in the conduct of the businesses set forth in Schedule 8.5.
             ------------

          Section 5.21   Customers.  Schedule 5.21 sets forth a list of names
                         ---------   -------------
and addresses of the 20 largest customers (measured by gross profit during the year ended December 31, 2000)
of the Business as conducted by the Companies within each segment (healthcare, education and business & industry) and the gross profit which each such customer represented during the year ended December 31, 2000. Except as set forth in
Schedule 5.21, to the Knowledge of Parent, from the Financial Statements Date to
-------------
the date hereof, none of the Companies has received notice that any of the customers listed in Schedule 5.21: (i) has ceased, or will or is reasonably
                    -------------
likely to or has given notice that it intends to cease, to purchase the services of the relevant Company; (ii) has reduced, or will reduce, the purchase of services from such Company or (iii) has sought, or is seeking to, reduce the price it will pay for the services of such Company.

          Section 5.22   Insurance.  Parent or its Affiliates currently
                         ---------
maintain, with respect to the Companies, policies of fire and extended coverage and casualty, liability and other forms of insurance in such amounts and against such risks and losses, and including such levels of self-insured retention, as are in the judgment of Parent prudent and shall use reasonable efforts to keep such insurance or comparable insurance in full force and effect through the Closing Date.

          Section 5.23   Accounts Receivable.  All accounts receivable of any
                         -------------------
Company have arisen from bona fide transactions by such Company in the ordinary course of the Business. To the Knowledge of Parent, there are no facts or circumstances generally which would result in a material increase in the uncollectability of accounts receivable of the Companies in excess of the reserves set forth on the Adjusted Balance Sheet. Schedule 5.23 accurately
                                                   -------------
lists as of the dates indicated therein, all accounts receivable of the Companies in excess of $200,000, the amount owing and the aging of such receivables.

          Section 5.24   No Brokers.  Except for the services of Goldman, Sachs
                         ----------
& Co., neither Parent nor any Person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement or has made any arrangement that would obligate Buyer or any of the Companies to pay any fee, commission or reimbursement of expenses to any broker, finder or similar intermediary for or on account of the transactions contemplated by this Agreement. Parent is solely responsible for any payment, fee or commission that may be due to Goldman, Sachs & Co. in connection with the transactions contemplated hereby.

          Section 5.25   Foreign Corrupt Practices Act.  Parent, with respect to
                         -----------------------------
the Business, the Companies and each of their respective directors, officers, agents and employees have not taken any action that would violate the United States Foreign Corrupt Practices Act, 15 U.S.C. Sections 78dd-1 et seq., or any similar law of any jurisdiction in which Parent, with respect to the Business, or any Company conducts business.

          Section 5.26   Canadian Withholding.  No Canadian withholding tax will
                         --------------------
be required with respect to the sale and transfer of all of the outstanding shares of capital stock of MS Canada to Buyer by SVM Canada.

                                  ARTICLE VI
                                   ----------

                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

          As an inducement to Parent to enter into this Agreement and to consummate the transactions contemplated hereby, Buyer hereby represents and warrants to Parent and agrees as follows:

          Section 6.1    Organization of Buyer.  Buyer is a corporation duly
                         ---------------------
organized, validly existing and in good standing under the laws of the State of Delaware. Buyer has the corporate power and authority to own or lease and operate and use its properties and assets and to carry on its businesses in the manner currently conducted.

          Section 6.2    Authority of Buyer; Conflicts.  (a)  Buyer has the
                         -----------------------------
corporate power and authority to execute, deliver and perform this Agreement and each of the Buyer Ancillary Agreements and to consummate the transactions contemplated hereby and thereby. The execution, delivery and performance of this Agreement and the Buyer Ancillary Agreements by Buyer and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite corporate action and do not require any further authorization or consent of Buyer or its stockholders. This Agreement has been duly authorized, executed and delivered by Buyer and constitutes (assuming the valid authorization, execution and delivery of this Agreement by Parent) the legal, valid and binding agreement of Buyer enforceable in accordance with its terms, and each of the Buyer Ancillary Agreements has been duly authorized by Buyer and upon execution and delivery by Buyer will be (assuming the valid authorization, execution and delivery by Parent, where a Parent is a party, or the other party or parties thereto) a legal, valid and binding obligation of Buyer enforceable against Buyer in accordance with its terms, in each case subject to bankruptcy, insolvency, reorganization, moratorium and similar laws of general application relating to or affecting creditors' rights and to general equity principles.

          (b) Neither the execution and delivery by Buyer of this Agreement or any of the Buyer Ancillary Agreements or the consummation by Buyer of any of the transactions contemplated hereby or thereby, nor compliance by Buyer with or fulfillment of the terms, conditions and provisions hereof or thereof will:

          (i) assuming the receipt of all necessary consents and approvals and the filing of all necessary documents as described in Section 6.2(b)(ii),
                                                           ------------------
     contravene, conflict with, result in a violation or breach of the terms, conditions or provisions of, or constitute a default, an event of default or an event creating rights of acceleration, termination or cancellation or a loss of rights under (1) the Certificate of Incorporation or By-laws of Buyer, (2) any note, instrument, mortgage, lease, franchise or financial obligation to which Buyer is a party or any of its properties is subject or by which Buyer is bound, (3) any Court Order to which Buyer is a party or by which Buyer or any of its properties or assets is bound or affected or
     (4) any Requirements of Law affecting Buyer, other than, in the case of clauses (2), (3) and (4) above, any such violations, breaches, defaults, rights or loss of rights that, individually or in the aggregate, would not materially impair the ability of Buyer to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby, or

          (ii) require the approval, consent, authorization, license, permit, order or act of, or the making by Buyer of any declaration, filing or registration with, any Person, except for (1) in connection, or in compliance, with the provisions of the HSR Act, (2) such consents, approvals, filings and notices as may be required under any Requirements of Law with respect to environmental matters pertaining to any notification, disclosure or required approval triggered by the transactions contemplated by this Agreement, (3) such filings as may be required in connection with the Taxes described in Section 8.2(a)(v), and (4) such approvals, consents,
                            -----------------
     authorizations, licenses, permits, orders, declarations, filings or registrations the failure of which to be obtained or made would not, individually or in the aggregate, materially impair the ability of Buyer to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby.

          Section 6.3    No Violation, Litigation or Regulatory Action.  Except
                         ---------------------------------------------
as set forth in Schedule 6.3:
                ------------

          (i) there are no actions, lawsuits, claims, suits, inquiries, proceedings, litigations, arbitrations or investigations pending or, to the Knowledge of Buyer, threatened against Buyer or its subsidiaries or any of its properties, assets, operations or business which are reasonably expected to materially impair the ability of Buyer to perform its obligations hereunder or prevent the consummation of any of the transactions contemplated hereby; and

          (ii) there is no action, suit or proceeding pending or, to the Knowledge of Buyer, threatened that questions the legality of the transactions contemplated by this Agreement or any of the Buyer Ancillary Agreements.

          Section 6.4    Financing.   Buyer has sufficient cash, or commitments
                         ---------
from responsible lending institutions (copies of which commitments have been delivered to Parent), to enable it to pay the Purchase Price.

          Section 6.5    Investment Intent.  Buyer is acquiring the Shares, the
                         -----------------
HEA Membership Interests and the SMMSLP LP Interests as an investment for its own account and not with a view to the distribution thereof. Buyer shall not sell, transfer, assign, pledge or hypothecate any of the Shares, the HEA Membership Interests or the SMMSLP LP Interests in the absence of registration under, or pursuant to an applicable exemption from, federal and applicable state securities laws.

          Section 6.6    No Brokers.  Except for the services of J.P. Morgan
                         ----------
Chase neither Buyer nor any Person acting on its behalf has paid or become obligated to pay any fee or commission to any broker, finder or intermediary for or on account of the transactions contemplated by this Agreement or has made any arrangement that would obligate Parent or any Seller to pay any fee, commission or reimbursement of expenses to any broker, finder or similar intermediary for or on account of the transactions contemplated by this Agreement. Buyer is solely responsible for any payment, fee or commission that may be due to J.P. Morgan Chase in connection with the transactions contemplated hereby.

                                  ARTICLE VII

                        ACTION PRIOR TO THE CLOSING DATE
                        --------------------------------

          The respective parties hereto covenant and agree to take the following actions between the date hereof and the Closing Date:

          Section 7.1    Access to Information.  Parent shall, and shall cause
                         ---------------------
the Companies to, afford to the officers, employees and authorized representatives of Buyer (including independent public accountants and attorneys) reasonable access during normal business hours, upon reasonable advance notice, to the offices, properties, employees and business and financial records (including Tax Returns, computer files, retrieval programs and similar documentation) of the Companies and shall furnish promptly to Buyer or its authorized representatives such additional information concerning the Companies as shall be reasonably requested; provided, however, that (i) neither Parent nor
                                  --------  -------
any Company shall be required to violate any obligation of confidentiality to which Parent or any Company is subject in discharging their obligations pursuant to this Section 7.1 (it being agreed by Parent that it will notify Buyer when it
        -----------
is withholding information because of such obligation); (ii) neither Parent nor any Company shall be required to furnish or otherwise make available to Buyer customer-specific data or competitively sensitive information relating to areas of the Business in which Buyer or its Affiliates compete against the Companies; and (iii) Buyer shall not conduct any soil, groundwater or other sampling without the specific prior authorization of Parent. Buyer agrees that such investigation shall be conducted in such a manner as not to interfere unreasonably with the operations of the Companies or Parent.

          Section 7.2    Preserve Accuracy of Representations and Warranties;
                         ----------------------------------------------------
Notification.  Each of Buyer and Parent shall refrain from taking any action
------------
which would render any of their respective representations or warranties contained in this Agreement inaccurate as of the Closing Date. Each of Buyer and Parent shall promptly notify the other of any action, suit or proceeding that shall be instituted or threatened against such party to restrain, prohibit or otherwise challenge the legality of any transaction contemplated by this Agreement. Each party hereto shall promptly notify the other of any lawsuit, claim, proceeding or investigation that may be threatened, brought, asserted or commenced against any Company or Buyer, as the case may be, that would have been listed in Schedule 5.13 or Schedule 6.3, as the case may be, if such lawsuit,
          -------------    ------------
claim, proceeding or investigation had arisen prior to the date hereof.

          Section 7.3    Consents of Third Parties; Governmental Approvals.  (a)
                         -------------------------------------------------
Parent and Buyer agree to use their commercially reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary to consummate and make effective the transactions contemplated by this Agreement and permit Buyer, following the consummation of the transactions contemplated by this Agreement, to continue to conduct any part of the Business previously conducted in any of the jurisdictions covered by the International Licenses, including all of the following: (i) seeking to obtain prior to the Closing Date all licenses, certificates, permits, approvals, consents, authorizations, qualifications and orders of Governmental Bodies as are necessary for the consummation of the transactions contemplated hereby, including such consents and approvals as may be required under the HSR Act, as set forth below and any similar foreign legislation; (ii) seeking to obtain all necessary or appropriate consents of third parties, other than consents of Governmental Bodies; (iii) seeking to effect all necessary registrations and other filings and submissions of information requested by Governmental Bodies in connection with this Agreement and the transactions contemplated hereby; (iv) seeking to take such actions and execute and deliver such documents as may be necessary to effectuate the purposes of this Agreement at the earliest practicable time; and (v) seeking to take such actions as are necessary to satisfy the conditions to Closing; provided, however, that such action shall not include any requirement to expend
--------  -------
expend any significant amounts of money, commence or participate in any litigation or offer or grant any accommodation (financial or otherwise) to any third party; and provided, further, that Buyer shall not be obligated hereunder
                 --------  -------
to divest (x) any portion of the Business or (y) any of its assets owned prior to the Closing Date. The proviso that the parties not be required to expend any significant amounts of money shall not be construed so as to limit the parties' responses to requests by Governmental Bodies for additional information or documentary material. Parent and Buyer shall cooperate fully with each other to the extent reasonable in connection with the foregoing.

          (b) As promptly as practicable, and in any event not more than 10 business days, after the date hereof, Buyer and Parent shall file with the Federal Trade Commission and the Antitrust Division of the Department of Justice the notifications and other information required to be filed under the HSR Act with respect to the transactions contemplated hereby. Each of Buyer and Parent agrees to make available to the other such information relative to its business, assets and property as the other may reasonably request in order to prepare HSR filings. Each of Buyer and Parent agrees to keep the other apprised of the status and substance of all actions or communications between it (or its advisors) and any such agency relating to this Agreement or any of the matters described in this Section 7.3(b). Buyer and Parent shall each pay 50% of the
                  --------------
filing fee under the HSR Act.

          Section 7.4    Operations Prior to the Closing Date.  (a)  From the
                         ------------------------------------
date hereof through the Closing Date, Parent shall cause the Companies to operate and carry on the Business in the ordinary course in accordance with past practice and in compliance with all applicable Requirements of Law, including Environmental Laws. Consistent with the foregoing, Parent shall cause each of the Companies to use its reasonable efforts consistent with good business practice to (i) maintain the business organization of the Companies intact, (ii) keep available the services of any key employees of the Companies and (iii) preserve the goodwill and beneficial relationships of the suppliers, contractors, licensors, employees, customers, distributors and others having business relations with the Companies.

          (b)  Notwithstanding Section 7.4(a), except as set forth in Schedule
                               --------------                         --------
7.4, except as contemplated by this Agreement or except with the express written
---
approval of Buyer (which, in the case of clauses (ii), (iii), (vi), (ix), (x) and (xviii), Buyer agrees shall not be unreasonably withheld or delayed), Parent shall cause each of the Companies not to:

          (i) make any material change in the Business or its operations, except such changes as may be required to comply with any applicable Requirements of Law;

          (ii) make any capital expenditure or enter into any contract or commitment therefor, other than in the ordinary course of the Business, which is in excess of $50,000;

          (iii) other than in the ordinary course of the Business, enter into any contract, agreement, undertaking or commitment which would have been required to be set forth in Schedule 5.14(a) or 5.14(b) if in effect on the
                                 ----------------    -------
     date hereof or amend any Business Agreement in any material respect;

          (iv) enter into any contract that contains a "change of control" provision that would give the other party a right to terminate such contract upon the consummation of the transactions contemplated hereby or under which the consummation of the transactions contemplated hereby would constitute a default;

          (v) enter into any contract for the purchase of real property or exercise any option to extend a lease listed in Schedule 5.9;
                                                     ------------

          (vi) sell, lease (as lessor), transfer or otherwise dispose of (including any transfers to any of its Affiliates), or mortgage or pledge, or impose or suffer to be imposed any Encumbrance on, any of its properties, rights or assets, other than inventory and minor amounts of personal property sold or otherwise disposed of in the ordinary course of the Business consistent with past practice and other than Permitted Encumbrances;

          (vii) cancel any debts owed to or claims held by it or pay, settle or discharge any claims/litigation, proceedings, actions or liabilities, other than in the ordinary course of the Business consistent with past practice;

          (viii) create, incur or assume, or agree to create, incur or assume, any Indebtedness for Borrowed Money (other than money borrowed or advances from any of its Affiliates in the ordinary course of the Business consistent with past practice) or enter into, as lessee, any capitalized lease obligations (as defined in Statement of Financial Accounting Standards No. 13);

          (ix) accelerate or delay collection of any notes or accounts receivable in advance of or beyond their regular due dates or the dates when the same would have been collected in the ordinary course of the Business consistent with past practice;

          (x) delay or accelerate payment of any account payable or other liability beyond or in advance of its due date or the date when such liability would have been paid in the ordinary course of the Business consistent with past practice;

          (xi) make, or agree to make, any distribution of assets (other than cash) to Parent or any of its Affiliates;

          (xii) institute any increase in any benefit provided, or loan or advance any money or property, to any present or former director, officer, consultant or employee of any of the Companies, other than in the ordinary course of the Business consistent with past practice or as required by any Company Plan, Parent Plan or Requirements of Law;

          (xiii) make any material change in the compensation of its employees, other than changes made in accordance with normal compensation practices of the Companies or pursuant to existing contractual commitments and consistent with past compensation practices, or grant any severance or termination pay to any of its employees or amend the form of retention and severance agreement contained in Schedule 7.4;
                                      ------------

          (xiv) establish, adopt, enter into, amend or terminate any Company Plan, or any plan, agreement, program, policy, trust, fund or other arrangement that would be a Company Plan if it were in existence on the date hereof, other than in the ordinary course of the Business consistent with past practice or as required by any Company Plan, Parent Plan or Requirement of Law;

          (xv) make any material change in the accounting policies applied in the preparation of the Interim Financial Statements, unless such change is required by GAAP;

          (xvi) make any change in its charter, by-laws or other organizational document or issue any capital stock (or securities exchangeable, convertible or exercisable for capital stock);

          (xvii) split, combine or reclassify any shares of its capital stock or partnership or membership interests or declare, set aside or pay any dividends or make any other distributions (whether in cash, stock or other property) in respect of such shares or interests, except for cash dividends and distributions payable by a Conveyed Companies Subsidiary to any of the Companies, Parent or Affiliates of Parent;

          (xviii) except as required by law, and except in cases where doing so would not have a material adverse consequence to Buyer Group Members with respect to taxable years or periods beginning after the Closing Date or, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date, file any Tax Return in a manner inconsistent with past practice or take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in prior periods in filing Tax Returns (including any such position, election or method which would have the effect of deferring income to periods for which Buyer is liable or accelerating deductions to periods for which Parent is liable);

          (xix) amend any Tax Returns or settle or compromise any proceeding relating to Tax liabilities of any Company, in either case if doing so would, or would reasonably be expected to, materially adversely affect any Buyer Group Member with respect to taxable years or periods beginning after the Closing Date or, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date;

          (xx) enter into or amend any aviation, manufacturing or transportation customer contract, other than new contracts with existing customers and amendments to existing contracts, in each case, where the terms of such new contract or amendment are not materially less favorable to the Companies than existing contracts with such customers;

          (xxi) enter into any joint venture, partnership or similar arrangement or acquire or agree to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business or any corporation, limited liability company, partnership, joint venture association or other business organization or division thereof;

          (xxii) merge or consolidate with or into any other Person or dissolve or liquidate; or

          (xxiii) authorize, commit or agree, whether in writing or otherwise, to do any of the foregoing.

          Section 7.5    Termination of Certain Intercompany Debt.  At or prior
                         ----------------------------------------
to the Closing, Parent shall release, cancel and terminate (in any manner determined by Parent and reasonably satisfactory to Buyer) all intercompany Indebtedness for Borrowed Money (other than for out-of-pocket fees and expenses incurred by Parent for legal services performed on behalf of any Company unrelated to the transactions contemplated by this Agreement, which are included in the computation of Target Net Working Capital and will be included in the computation of Net Working Capital) owed by any Company to Parent or any of its Affiliates as of the Closing Date, and Parent shall cause each of the Companies to release, cancel and terminate (in any manner determined by Parent and reasonably satisfactory to Buyer) all intercompany Indebtedness for Borrowed Money owed by Parent or any of its Affiliates to such Company.

          Section 7.6    Release of Guarantees.  At or prior to the Closing,
                         ---------------------
subject to Parent's obligations under Section 8.4 to maintain certain insurance-
                                      -----------
related Guarantees, Buyer shall use commercially reasonable efforts to (i) execute guarantees in replacement of Guarantees of or by Parent or any Affiliate of Parent (other than the Companies) set forth in Schedule 7.6, which shall be
                                                  ------------
in such form satisfactory to the holder of such guarantee and (ii) cause Parent or such Affiliate to be fully released, as of the Closing Date, in respect of all obligations under such Guarantees. With respect to any obligations of Parent or any Affiliate of Parent under any other Guarantees relating to the Companies or the business conducted by any of them which Parent notifies Buyer in writing and which are executory in nature and existing for the benefit of the Companies or the business conducted by any of them and subject to Parent's obligations under Section 8.4 to maintain certain insurance-related Guarantees,
                  -----------
Buyer shall use commercially reasonable efforts to cause Parent or such Affiliate to be fully released, in each case, as promptly as practicable, in respect of all obligations of Parent or such Affiliate under such other Guarantees. Any cash or other collateral posted by Parent or one of its Affiliates in respect of any such other Guarantee shall be delivered to Parent.

          Section 7.7    Transfer of Excluded Assets and Excluded Liabilities.
                         ----------------------------------------------------
Prior to the Closing, SMMSLP shall assign to Parent or a subsidiary of Parent (other than the Companies) the Excluded Assets and Parent or such subsidiary shall assume the Excluded Liabilities.

          Parent shall inform Buyer in advance in writing of all actions it proposes to take after the date hereof to transfer the Excluded Assets and Excluded Liabilities from the Companies, shall provide Buyer in advance with copies of all documents (which must be reasonably satisfactory to Buyer's counsel) it intends to use to effectuate such transfers, shall consider in good faith the view of Buyer in connection with such transfers and shall undertake such transfers in a manner reasonably designed to eliminate the potential future liability of Buyer for Excluded Liabilities.

          Section 7.8    Distribution of Shares.  Prior to the Closing, Parent
                         ----------------------
shall cause SMMSLP to distribute or otherwise transfer all of the outstanding shares of capital stock of CMIG and SMDMC to Strategic, and immediately thereafter, Parent shall cause Strategic to distribute or otherwise transfer all of the outstanding shares of capital stock of CMIG and SMDMC to ServiceMaster Consumer Services Limited Partnership, and immediately thereafter, Parent shall cause ServiceMaster Consumer Services Limited Partnership to distribute all of the outstanding shares of capital stock of CMIG and SMDMC to SMHC.

          Section 7.9    Redemption of Senior Notes.  Parent shall redeem its
                         --------------------------
6.65% Senior Notes due January 31, 2004 upon 30 days' notice to be given within five business days after the date hereof.

          Section 7.10   ALTA Survey and Inspection of Downers Grove Real
                         ------------------------------------------------
Property.  (a) Within 10 business days after the date hereof, Parent shall
--------
deliver to Buyer an ALTA survey prepared by a land surveyor licensed in the State of Illinois.

          (b) (i) During the period commencing on the date hereof and ending at 5:00 p.m. (Chicago time) on the earlier to occur of (x) the Closing Date and (y) the date that is 30 days after the date hereof, Buyer and its agents and contractors shall have the right to make a physical inspection of the Downers Grove Real Property, including an inspection of the environmental condition thereof pursuant to the terms and conditions of this Agreement, but no invasive testing or drilling. Buyer understands and agrees that any on-site inspections of the Downers Grove Real Property shall occur at reasonable times agreed upon by Parent and Buyer, after reasonable prior written notice to Parent, and shall be conducted so as not to interfere with, or shall take into consideration, the use and operation of the Downers Grove Real Property by Parent or its tenants, subtenants, licensees or other occupants of the Downers Grove Real Property.
Any such inspection may be subject to any terms and conditions reasonably imposed by Parent, including the prompt restoration of the Downers Grove Real Property to its condition prior to any such inspection, at Buyer's sole cost and expense, and the delivery to Parent of a general liability insurance policy naming Parent and its Affiliates as additional insureds in form, scope and amount satisfactory to Parent and with an insurance company reasonably approved in writing by Parent. Buyer shall furnish to Parent copies of any reports or data received by Buyer relating to any inspections of the Downers Grove Real Property. Buyer agrees to protect, indemnify, defend and hold harmless each Parent Group Member from and against any Losses and Expenses incurred by such Parent Group Member arising out of or resulting from the inspection of the Downers Grove Real Property by Buyer or its agents or consultants, and notwithstanding anything to the contrary in this Agreement, such obligation to indemnify and hold harmless Parent shall survive the Closing or any termination of this Agreement.

          (ii)    Notwithstanding anything contained herein to the contrary, if as a result of physical inspections performed under Section 7.10(b)(i),
                                                            ------------------
     Buyer determines that it will expend any amounts as a result of (a) a violation of any laws, codes, regulations, rules or ordinances (including the Americans With Disabilities Act) with respect to the Downers Grove Real Property, (b) the presence of any Contaminant (including asbestos or asbestos containing materials) on the Downers Grove Real Property, (c) any structural defect with respect to any improvements located on the Downers Grove Real Property which a commercially reasonable office building buyer would repair or replace within three years after the Closing Date, or (d) any mechanical, electrical, plumbing, sewer, heating, air conditioning, sprinkler or life safety system at the Downers Grove Real Property which a commercially reasonable office building buyer would replace within three years after the Closing Date, Buyer will provide written notice (the "Defect Notice") to Parent within five business days of expiration of the
      -------------
     30-day inspection period referenced in (b)(i) above of the amounts (collectively the "Defect Amount") which Buyer has determined (based upon
                        -------------
     inspections performed by or on behalf of Buyer) will be expended as a result of (a)-(d) above, together with a written description of the items to which the Defect Amount applies and sufficient supporting documentation from Buyer's inspection to enable Parent to verify the Defect Amount. If Buyer and Parent do not agree on the Defect Amount, Parent shall so notify Buyer in writing within five business days of receipt of the Defect Notice by Parent, in which event Buyer and Parent shall refer the matter to inspectors/consultants mutually acceptable to Buyer and Parent experienced in the matters to which the Defect Amount applies, whose determination with respect to the Defect Amount shall be final. If Parent fails to provide timely notice to Buyer of its objection to the Defect Amount, Buyer's determination of the Defect Amount shall be final.

          Buyer and Parent agree that the amount of the Defect Amount shall be allocated among Buyer and Parent as follows:

                  (1) Buyer shall be responsible for the first $1,000,000 of the amount of the Defect Amounts; and

                  (2) all amounts of the Defect Amount in excess of $1,000,000 shall be shared equally between Buyer and Parent.

          Provided that the Closing has occurred, within ten business days of the determination of the Defect Amount, Parent shall pay to Buyer any amounts of the Defect Amount for which Parent is responsible under (2) above.

                                 ARTICLE VIII

                             ADDITIONAL AGREEMENTS
                             ---------------------

          Section 8.1    Use of Names.  (a)  Except as provided in the Trademark
                         ------------
License Agreements, Parent is not conveying ownership rights or granting to Buyer, any Affiliate of Buyer or any Company a license to use any of the tradenames or trademarks of Parent or any Affiliate of Parent (other than Trademarks owned by a Company) and, after the Closing, Buyer shall not permit the Companies or any Affiliate of the Companies to use in any manner the names or marks of Parent or any Affiliate of Parent or any word that is confusingly similar in sound or appearance to such names or marks. If Buyer or any Affiliate of Buyer violates any of its obligations under this Section 8.1, after
                                                              -----------
written notice and failure to cease and desist promptly, Parent and its Affiliates may proceed against it in law or in equity for such damages or other relief as a court may deem appropriate. Buyer acknowledges that a violation of this Section 8.1 may cause Parent and its Affiliates irreparable harm which may
     -----------
not be adequately compensated for by money damages. Buyer therefore agrees that in the event of any actual or threatened violation of this Section 8.1, Parent
                                                           -----------
and its Affiliates shall be entitled, in addition to other remedies that they may have, to seek a temporary restraining order and to preliminary and final injunctive relief against Buyer or such Affiliate of Buyer to prevent any violations of this Section 8.1, without the necessity of proving actual damages
                   -----------
or posting a bond. If not done by Parent prior to the Closing, Buyer shall cause each Company to file to change its name to a name that does not include the word "ServiceMaster" or any confusingly similar variation thereof no later than ten business days after the Closing Date.

          (b) Prior to the Closing, Parent shall execute the United States and Canada Trademark License Agreement granting SMMSLP the right to use, and the right to sublicense to Aviation LP and MS Canada the use of, the "ServiceMaster" name (the "Mark") in connection with the Business conducted by SMMSLP, Aviation
           ----
LP and MS Canada (collectively, the "Mark Users") in the United States and
                                     ----------
Canada. Notwithstanding any of the terms of the United States and Canada Trademark License Agreement, Buyer hereby agrees to cause (i) SMMSLP to present to Parent no later than the first anniversary of the Closing Date a plan to transition, during the succeeding two years, to a new name to be used in connection with the Business conducted by the Mark Users in the United States and Canada, such plan to include the choice of the new name and a co-branding strategy, (ii) the Health Care and Education divisions, as constituted on the Closing Date, of SMMSLP and MS Canada to cease all use of the Mark no later than the third anniversary of the Closing Date, and (iii) the divisions, as constituted on the Closing Date, of SMMSLP and MS Canada, other than the Health Care and Education divisions, and Aviation LP to cease all use of the Mark no later than the second anniversary of the Closing Date.

          Section 8.2    Tax Matters.  (a)  Liability for Taxes.  (i)  Parent
                         -----------        -------------------
shall be liable for and pay, and pursuant to Article XI shall indemnify and hold
                                             ----------
harmless each Buyer Group Member from and against any and all Losses and Expenses incurred by such Buyer Group Member in connection with or arising from, any and all Taxes (A) imposed on any Company pursuant to Treas. Reg. (S) 1.1502-6 or similar provision of state or local law solely as a result of such Company having been a member of a group of corporations joining in filing Tax Returns on a consolidated, combined or unitary basis, (B) imposed on or with respect to any Company, for which any Company may otherwise be liable, or with respect to the HEA Membership Interests or the SMMSLP LP Interests, in each case described in this clause (B) for any taxable year or period that ends on or before the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period ending on and including the Closing Date, (C) arising solely from the termination, as of the Closing Date, of any Company that is a corporation as a member of the affiliated group (as defined in Section 1504 of the Code) of which Parent is the parent corporation, (D) arising from the distribution of or otherwise relating to the Excluded Assets or the Excluded Business or (E) that are Section 338(h)(10) Taxes; provided, however, that
                                                   --------  -------
Parent shall not be liable for or pay, and shall not indemnify or hold harmless any Buyer Group Member from and against, (I) any incremental Taxes (other than
Section 338(h)(10) Taxes) that result from any actual or deemed election under
Section 338 of the Code or any similar provisions of state, local or foreign law as a result of the purchase of the Shares, the HEA Membership Interests or the SMMSLP LP Interests, or the deemed purchase of shares or equity of any Conveyed Companies Subsidiary, or that result from Buyer, any Affiliate of Buyer or any Company engaging in any activity or transaction (other than the activities and transactions contemplated by this Agreement) that would cause the transactions contemplated by this Agreement to be treated as a purchase or sale of assets of any Company (other than HEA) for federal, state or local Tax purposes, (II) any Taxes (other than Section 338(h)(10) Taxes) imposed on any Company, for which any Company may otherwise be liable or with respect to the HEA Membership Interests or the SMMSLP LP Interests as a result of actual transactions not in the ordinary course of business occurring on the Closing Date after the Closing, and (III) any Taxes shown as a liability or reserve on the Closing Date Balance Sheet and not excluded as a liability in determining Net Working Capital (the Taxes described in this proviso being referred to as "Excluded Taxes"). Parent
                                                      --------------
shall be entitled to any refund of (or actual credit for when and as actually realized) Taxes for which it is liable under this Section 8.2(a).
                                                  --------------

          (ii)    Buyer shall be liable for and pay, and pursuant to Article XI
                                                                     ----------
shall indemnify and hold harmless each Parent Group Member from and against, any and all Losses and Expenses incurred by such Parent Group Member in connection with or arising from, (A) any and all Taxes imposed on or with respect to any Company, for which any Company may otherwise be liable, or with respect to the HEA Membership Interests or the SMMSLP LP Interests, in each case described in this clause (A) for any taxable year or period that begins after the Closing Date and, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date and (B) Excluded Taxes. Except as otherwise provided herein, Buyer shall be entitled to any refund of (or actual credit for when and as actually realized) (x) Taxes for which it is liable under this Section 8.2(a) and (y) any Tax receivables shown as an asset on the Closing
     --------------
Date Balance Sheet and not excluded as an asset in determining Net Working Capital.

          (iii)   For purposes of Sections 8.2(a)(i) and (a)(ii), whenever it is
                                  ------------------     -------
necessary to determine the liability for Taxes of a Company or with respect to the HEA Membership Interests or the SMMSLP LP Interests for a Straddle Period, the determination of such Taxes for the portion of the Straddle Period ending on and including, and the portion of the Straddle Period beginning after, the Closing Date shall be determined by assuming that the Straddle Period consisted of two taxable years or periods, one which ended at the close of the Closing Date and the other which began at the beginning of the day following the Closing Date, and items of income, gain, deduction, loss or credit of such Company or with respect to the HEA Membership Interests or the SMMSLP LP Interests for the Straddle Period shall be allocated between such two taxable years or periods on a "closing of the books basis" by assuming that the books of such Company were closed at the close of the Closing Date; provided, however,
                                                           --------  -------
that (I) transactions not in the ordinary course of business occurring on the Closing Date after the Closing shall be treated as occurring in the taxable year or period that is deemed to begin at the beginning of the day following the Closing Date and (II) exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned between such two taxable years or periods on a daily basis.

          (iv) Parent shall cause all obligations of each Company under any Tax Sharing Agreement to which such Company has been a party prior to the Closing Date (other than any such obligations to another Company) to be terminated on or before the Closing Date, and shall indemnify and hold harmless any Buyer Group Member with respect to such a Tax Sharing Agreement after the Closing Date.

          (v)     Subject to the provisions of Section 4.5 (relating to the
                                               -----------
Downers Grove Real Property) and subject to clause (I) of the first proviso of
Section 8.2(a)(i), but otherwise notwithstanding anything herein to the
-----------------
contrary, Buyer and Parent shall each pay one-half (and shall indemnify and hold harmless the other party if such other party shall pay more than one-half) of any real property transfer or gains tax, sales tax, use tax, stamp tax, stock transfer tax, or other similar tax imposed on the transactions contemplated by this Agreement; provided, however, that such taxes imposed on the distribution
                --------  -------
of or otherwise relating to the Excluded Assets or the Excluded Business shall be the sole liability of Parent.

Notwithstanding anything in this Section 8.2 to the contrary, Tax liabilities
                                 -----------
associated with the Downers Grove Real Property shall be allocated between the parties in a manner consistent with the proration of income and expenses pursuant to Section 3.5.
            -----------

          (b)     Tax Returns.  (i)  Parent shall timely file or cause to be
                  -----------
timely filed when due (taking into account all extensions properly obtained) (x) all Income Tax Returns required to be filed by or with respect to each Company for taxable years or periods ending on or before the Closing Date (including all Income Tax Returns required to be filed with respect to any of the Companies that for purposes of the relevant Income Tax Return is a disregarded entity or a partnership, in each case for taxable years or periods ending on or prior to the Closing Date) and (y) to the extent not described in clause (x), all Tax Returns required to be filed with respect to any of the Companies and due on or before the Closing Date, and in each case Parent shall remit, or cause to be remitted, any Taxes due in respect of such Tax Returns, and Buyer shall timely file or cause to be timely filed when due (taking into account all extensions properly obtained) all other Tax Returns with respect to taxable years or periods ending on or before the Closing Date or that relate to any Straddle Period (I) except as otherwise required by law, such Tax Returns shall be filed in a manner consistent with past practice and no position shall be taken, election made or method adopted that is inconsistent with positions taken, elections made or methods used in prior periods in filing such Tax Returns (including any such position, election or method which would have the effect of accelerating income to periods for which Parent is liable or deferring deductions to periods for which Buyer is liable) and (II) such Tax Returns shall be submitted to Parent not later than 30 days prior to the due date for filing such Tax Returns (or, if such due date is within 45 days following the Closing Date, as promptly as practicable following the Closing Date) for review and approval by Parent, which approval may not be unreasonably withheld, but may in all cases be withheld if such Tax Returns were not prepared in accordance with clause (I) of this sentence. With respect to Tax Returns to be filed by Parent under this Section 8.2(b)(i), except where required by law, such Tax Returns
           -----------------
shall not be filed by Parent in a manner inconsistent with past practice, and Parent shall not take any position, make any election, or adopt any method that is inconsistent with positions taken, elections made or methods used in prior periods in filing Tax Returns (including any such position, election or a method which would have the effect of accelerating deductions to periods for which Parent is liable or deferring income to periods for which Buyer is liable), in each case, if doing so would result in material adverse Tax consequences to Buyer Group Members with respect to taxable years or periods beginning after the Closing Date or, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date. Parent or Buyer shall pay the other party for the Taxes for which Parent or Buyer, respectively, is liable pursuant to Section 8.2(a) but which are payable with any Tax Return to be filed
            --------------
by the other party pursuant to this Section 8.2(b) upon the written request of
                                    --------------
the party entitled to payment, setting forth in detail the computation of the amount owed by Parent or Buyer, as the case may be, but in no event earlier than 10 business days prior to the due date for paying such Taxes.

          (ii) None of Buyer or any Affiliate of Buyer shall (or shall cause or permit any Company to) amend, refile or otherwise modify (or grant an extension of any statute of limitation with respect to) any Tax Return relating in whole or in part to any Company with respect to any taxable year or period ending on or before the Closing Date (or with respect to any Straddle Period) without the prior written consent of Parent, which consent may be withheld in the sole discretion of Parent.

          (iii) Buyer shall promptly cause each Company to prepare and provide to Parent a package of Tax information materials, including schedules and work papers (the "Tax Package"), reasonably required by Parent to enable Parent to
             -----------
prepare and file all Tax Returns required to be prepared and filed by it pursuant to Section 8.2(b)(i). The Tax Package shall be completed in accordance
            -----------------
with past practice, including past practice as to providing such information and as to the method of computation of separate taxable income or other relevant measure of income of such Company. Buyer shall cause the Tax Package to be delivered to Parent within 45 days after the Closing Date.

          (c)   Contest Provisions.  (i)  Buyer shall promptly notify Parent in
                ------------------
writing upon receipt by Buyer, any of its Affiliates or any Company of notice of any pending or threatened federal, state, local or foreign Tax audits, examinations or assessments which might affect the Tax liabilities for which Parent may be liable pursuant to this Section 8.2; provided,
                                      -----------  --------
that failure to give notice pursuant to this Section 8.2(c)(i) will have no
                                             -----------------
effect on the indemnification obligations under Section 8.2(a), except to the
                                                --------------
extent such failure materially prejudices the party entitled to notice. Parent shall have the sole right to represent each Company's interests in any Tax audit or administrative or court proceeding relating to Taxes for which Parent may be liable pursuant to this Section 8.2, and to employ counsel of its choice at its
                        -----------
expense; provided, that without the prior written consent of Buyer, which
         --------
consent may be withheld in the sole discretion of Buyer, Parent may not settle any such claim if such settlement would result in material adverse Tax consequences to Buyer Group Members with respect to taxable years or periods beginning after the Closing Date or, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date; provided,
                                                                  --------
further, that in no case shall Buyer withhold consent where Parent shall
-------
indemnify Buyer, in a manner (and amount) then determined by Buyer to be reasonably acceptable, for the increase in tax liability to Buyer resulting from such settlement.

          (ii) In the case of any pending or threatened federal, state, local or foreign Tax audits, examinations or assessments pertaining to a Straddle Period with respect to which Parent and Buyer both have liability pursuant to
Section 8.2(a), Buyer shall have the sole right to represent each Company's
--------------
interests in any such audit or proceeding; provided, that Parent shall be
                                           ---------
entitled to participate at its expense in such audit or proceeding, and, with the written consent of Buyer and at Parent's sole expense, may assume the entire control of such audit or proceeding

          (iii) None of Buyer, any of its Affiliates or any Company may settle any Tax claim for any Taxes for which Parent may be liable pursuant to Section
                                                                       -------
8.2(a) without the prior written consent of Parent, which consent may be
------
withheld in the sole discretion of Parent, provided, that in no case shall
                                           --------
Parent withhold consent where Buyer shall indemnify Parent, in a manner then determined by Parent to be reasonably acceptable, for the increase in Tax liability to Parent resulting from such settlement.

          (d) SMHC or Parent, as the case may be, and Buyer shall file a joint election for each of CMIG, SMDMC, KDA, QRC, and SMMS, Inc. under Section 338(h)(10) of the Code with respect to the purchase by Buyer of all the outstanding shares of capital stock of CMIG, SMDMC, QRC and SMMS, Inc. (collectively, the "Section 338(h)(10) Elections"). SMHC or Parent, as the case
                    ----------------------------
may be, and Buyer shall exchange completed and executed copies of Internal Revenue Service Form 8023, required schedules thereto, and any similar state, local, foreign and other forms. If any changes are required in these forms as a result of information which is first available after these forms are prepared, the parties will promptly agree on such changes. None of SMHC, Parent or any other Seller makes any warranty or representation with respect to the effectiveness of the Section 338(h)(10) Elections; provided, however, that,
                                                   --------  -------
assuming the effectiveness of the Section 338(h)(10) Elections, nothing in this sentence shall alter the extent to which Parent is liable for Section 338(h)(10) Taxes in accordance with the terms of Section 8.2.
                                      -----------

          (e)   Assistance and Cooperation.  After the Closing Date, each of
                --------------------------
Parent and Buyer shall (and shall cause their respective Affiliates to) take reasonable steps to:

          (i) assist the other party in preparing any Tax Returns which such other party is responsible for preparing and filing in accordance with
     Section 8.2(b);
     --------------

          (ii) cooperate fully in preparing for any audits of, or disputes with taxing authorities regarding, any Tax Returns of each Company;

          (iii) make available to the other and to any taxing authority as reasonably requested all information, records and documents relating to Taxes of each Company;

          (iv) provide timely notice to the other in writing of any pending or threatened Tax audits or assessments of each Company for taxable periods for which the other may have a liability under this Section 8.2;
                                                         -----------

          (v) In the case of Parent, Parent shall promptly notify Buyer in writing upon receipt by Parent or any of its Affiliates of notice of any pending or threatened federal, state, local or foreign Tax audits, examinations or assessments relating to taxable periods ending on or before the Closing Date that might have a material adverse Tax consequence to Buyer Group Members with respect to taxable years or periods beginning after the Closing Date or, with respect to any Straddle Period, the portion of such Straddle Period beginning after the Closing Date.

          (vi) furnish the other with copies of all correspondence received from any taxing authority in connection with any Tax audit or information request with respect to any such taxable period;

          (vii) timely sign and deliver such certificates or forms as may be necessary or appropriate to establish an exemption from (or otherwise reduce), or file Tax Returns or other reports with respect to, Taxes described in Section 8.2(a)(v) (relating to sales, transfer and similar
                  -----------------
     Taxes); and

          (viii) timely provide to the other powers of attorney or similar authorizations necessary to carry out the purposes of this Section 8.2.
                                                                -----------

          Section 8.3    Employee Matters.  (a)  In General.  Parent shall,
                         ----------------        ----------
prior to, on or as soon as practicable after the Closing Date, give notice to all employees of the Companies (including employees who are not actively at work on account of illness, disability or leave of absence) on the Closing Date (the "Affected Employees") that, except as otherwise provided herein, the active
 ------------------
participation of the Affected Employees in the Parent Plans and Parent Foreign Plans listed in Schedules 5.16(a) and 5.16(b) shall terminate on the Closing
                -----------------     -------
Date. Affected Employees shall be credited for their length of service with, or credited by, Parent and the Companies for all purposes under any benefit plan or program or fringe benefit made available to Affected Employees by Buyer or any of its Affiliates after the Closing Date ("Buyer's Benefit Programs"); provided,
                                           ------------------------    --------
however, that such service shall not be so credited (i) for purposes of
-------
calculating accrued benefits under a defined benefit pension plan, (ii) to the extent the service of similarly situated employees with Buyer or any of its Affiliates would not have been so credited, or (iii) to the extent that crediting such service would result in the duplication of either benefits or accruals to an Affected Employee. Except as specifically provided herein, the Companies shall terminate their participation in the Parent Plans and Parent Foreign Plans as of the Closing Date. The Companies shall be solely responsible for all obligations and liabilities under each Company Plan listed in Schedule
                                                                      --------
5.16(a), and no such obligations or liabilities shall be assumed or retained by
-------
Parent or its Affiliates. Except as specifically provided herein, after the Closing Date, the Companies and Buyer shall have no obligation or liability with respect to, and Parent and its Affiliates shall be solely responsible for, all obligations and liabilities under the Parent Plans and Parent Foreign Plans. Buyer shall not unreasonably restrict the ability of Affected Employees to take unused vacation prior to December 31, 2001.

          (b)   Bonuses.  (i)  Buyer shall cause the Companies to pay to the
                -------
Affected Employees, to the extent not previously paid, the bonuses they have or would have accrued through the end of 2001 under the Additional Provisional Compensation Plan maintained by Parent and the Companies (regardless of whether an Affected Employee is an employee of Buyer or any Company on the bonus payment date). Such bonuses shall be paid at approximately the same time and in the same manner as such bonuses are paid to employees of Parent and Affiliates of Parent and, in any event, as soon as administratively practicable after the end of 2001. If the Closing Date occurs on or before December 31, 2001, then prior to the Closing Parent shall estimate and communicate to Buyer the aggregate bonus amounts payable under such Additional Provisional Compensation Plan with respect to the full 2001 year, and the Closing Date Balance Sheet shall reflect a pro rata portion of such estimated amounts, to the extent not previously paid, for the period through and including the Closing Date. The amounts of such bonuses, the persons to whom payable, and all other relevant information shall be determined by Parent, and communicated in writing by Parent to Buyer within a reasonable period of time prior to the anticipated payment date of such bonuses.

          (ii) Parent shall pay to all Affected Employees the bonuses earned, without any amounts being deferred or held back, under the Long Term Performance Award Plan maintained by Parent and the Companies (regardless of whether an Affected Employee is an employee of Buyer or any Company on the payment date). Such bonuses shall be paid at approximately the same time and in the same manner as such bonuses are paid to employees of Parent and Affiliates of Parent. The Closing Date Balance Sheet shall not reflect any amounts accrued for such payments.

          (iii) Each Affected Employee shall be eligible to participate for the portion of Buyer's fiscal year beginning January 1, 2002 and ending September 30, 2002 in one or more bonus plans or programs that are at least as favorable as those made available to employees of Buyer with comparable levels of responsibility; provided, that the bonus payable to an Affected
                               --------
     Employee under each such plan or program shall be equal to 75% of the bonus determined under such plan or program for the full fiscal year. If the Closing Date occurs on or after January 1, 2002, then the Closing Date Balance Sheet shall reflect the pro rata accruals through the Closing Date of bonuses earned by Affected Employees under the Additional Provisional Compensation Plan maintained by Parent and the Companies for the 2002 calendar year.

          (iv) Without limiting the generality of the foregoing, Buyer shall cause the Companies to honor their obligations under all Retention and Severance Agreements listed in Schedule 7.4; provided that Parent shall
                                    ------------
     make any payments under such agreements to the extent that in the aggregate they would, if the employment of all Affected Employees terminated on the Closing Date, exceed $20 million.

          (c)   Welfare Benefits. Subject to Section 11.1(a)(viii), with respect
                ----------------             ---------------------
to the Affected Employees, after the Closing Date, Buyer and the Companies shall have the liability and obligation for, and neither Parent nor any of its Affiliates shall have any liability or obligation for: (l) any short-term disability, sick pay, salary continuation, medical, dental, life insurance, long-term disability or other welfare benefit claims incurred after the Closing Date; and (2) any short-term disability, sick pay, medical and dental benefit claims incurred prior to or on the Closing Date. For purposes of this Section
                                                                      -------
8.3(c), a claim shall be deemed incurred (whether or not reported) when (i) with
------
respect to medical and dental benefits, the medical or dental services giving rise to such claims are performed, and (ii) with respect to life, accident or disability benefits, the events giving rise to such claim occurs. Any preexisting condition clause in any of the Welfare Plans (including medical, dental and disability coverage) included in Buyer's Benefit Programs in which Affected Employees are eligible to participate after the Closing Date shall be waived for the Affected Employees to the extent such condition would have been waived under any Welfare Plan in which such Affected Employee participated immediately prior to the Closing Date. Buyer shall credit the Affected Employees with any amounts paid under the Parent Plans on or prior to the Closing Date toward satisfaction of the applicable deductible amounts and copayment obligations under the corresponding Welfare Plans of Buyer for the plan year in which the Affected Employees become eligible to participate in the Welfare Plans of Buyer.

          (d)   COBRA.  Subject to Section 11.1(a)(viii), Buyer shall be
                -----              ---------------------
responsible for providing any employee or former employee of a Company whose "qualifying event," within the meaning of Section 4980B(f) of the Code, occurs prior to, on or after the Closing Date (and such employees' "qualified beneficiaries" within the meaning of Section 4980B(f) of the Code) with the continuation of group health coverage required by Section 4980B(f) of the Code ("COBRA").
  -----

          (e)   Severance. As of the Closing Date, Buyer and the Companies shall
                ---------
assume all liability and obligation for, and neither Parent nor any of its Affiliates shall have any liability or obligation for, severance pay and obligations payable to any employee of a Company whose employment was terminated at any time prior to or on the Closing Date to the extent such pay and obligations are reflected on the Closing Date Balance Sheet. Parent and its Affiliates shall have all liability and obligation for such severance pay and obligations in excess of that reflected on the Closing Date Balance Sheet. In connection therewith, for a period commencing on the day after the Closing Date and ending no earlier than the last day of the second calendar year beginning after the Closing Date, Buyer agrees to offer each Affected Employee, other than employees who are parties to a Retention and Severance Agreement listed on
Schedule 7.4, who is terminated during such period, severance pay to the extent
------------
consistent with and determined in accordance with the terms of Buyer's severance plans, programs and policies set forth in Schedule 8.3(e).
                                          ---------------

          (f) Retiree Benefits. After the Closing Date, Buyer and the Companies shall have no liability and obligation for, and the Parent and its Affiliates shall have all liability and obligation for, providing medical reimbursement benefits to former employees of any Company who retire, or have retired, from such Company, and to their spouses, under Parent's Retiree Medical Reimbursement Plan or any other Company Plan or Parent Plan, other than as provided under Sections 8.3(d) and (i).
---------------     ---

          (g)  WARN.  (i)  Parent and its Affiliates shall not, at any time
               ----
within the 90-day period prior to the Closing Date, effectuate a "plant closing" or "mass layoff" as those terms are defined in WARN and similar state and local rules, statutes and ordinances, affecting in whole or in part any site of employment, facility, operating unit or employee of any of the Companies.
Parent agrees to indemnify and hold Buyer harmless for any claim, action, suit, demand or proceeding by an Affected Employee for back pay, front pay, benefits or compensatory or punitive damages, any claim by any governmental unit for penalties regarding any issue of prior notification (or lack thereof) of any plant closing or mass layoff, occurring prior to the Closing Date and Buyer's costs, including costs of collection, attorneys fees and other costs of defense, in defending such claims.

          (ii) Buyer and the Companies shall be responsible for all liabilities and obligations under WARN (and such similar rules, statutes and ordinances) resulting from the actions or inactions of Buyer or any Company after the Closing Date. Buyer agrees to hold Parent harmless for any breach of such responsibility and Buyer's indemnification of Parent in this regard specifically includes any claim by the Affected Employees for back pay, front pay, benefits or compensatory or punitive damages, any claim by any governmental unit for penalties regarding any issue of prior notification (or lack thereof) of any plant closing or mass layoff occurring after the Closing Date and Parent's costs, including reasonable attorney's fees, in defending any such claims.

The indemnification provided under this Section 8.3(g) shall not be subject to
                                        --------------
any of the limitations set forth in Article XI.
                                    ----------

          (h)  Workers' Compensation.  Subject to Section 11.1(a)(viii), Buyer
               ---------------------
and the Companies shall have the obligation and liability for any workers' compensation or similar workers' protection claims of any Affected Employee, whether incurred prior to, on or after the Closing Date.

          (i)  Flexible Spending Accounts. With respect to the year in which the
               --------------------------
Closing occurs, Buyer shall establish flexible spending accounts for medical and dependent care expenses under a new or existing plan established or maintained under Section 125 and Section 129 of the Code ("Buyer's FSA"), effective as of
                                                -----------
the Closing Date, for each Affected Employee who as of the Closing Date, is a participant in a flexible spending account for medical or dependent care expenses under a Parent Plan pursuant to Section 125 and Section 129 of the Code ("Parent's FSA"). Buyer shall credit or debit, as applicable, effective on the
  ------------
day after the Closing Date, the applicable account of each such Affected Employee under Buyer's FSA with an amount equal to the balance of each such Affected Employee's account under Parent's FSA as of the Closing Date. As soon as administratively practicable after the Closing Date, the Parent shall transfer to Buyer an amount equal to the total contributions made to the Parent's FSA by Affected Employees in respect of the plan year in which the Closing Date occurs, reduced by an amount equal to the total claims already paid to Affected Employees in respect of such plan year. To the extent permitted by law, Buyer and Parent intend that the actions to be taken pursuant to this subsection (i) be treated as an assumption by Buyer of the portion of Parent's FSA and the elections made thereunder attributable to Affected Employees.

          (j)   401(k) Plan.  (i)  After the Closing Date, but not later than
                -----------
March 15, 2002, Parent shall, on behalf of the Companies, make an employer matching contribution to Parent's Profit Sharing and Retirement Plan ("Parent's
                                                                       --------
Savings Plan") for the 2001 plan year on behalf of each Affected Employee who
------------
participated in such plan during the 2001 plan year, without regard to whether the Closing occurs on, prior to or after December 31, 2001. Such employer matching contributions shall be made at the rate generally applicable to other participants who are eligible for employer matching contributions under Parent's Savings Plan, and shall take into account elective deferral contributions of Affected Employees for 2001 prior to the Closing Date. On or prior to the Closing Date, Parent shall take all actions necessary to ensure that Affected Employees' accounts under Parent's Savings Plan are fully vested as of the Closing Date. The Closing Date Balance Sheet shall not reflect any amounts accrued for contributions to Parent's Savings Plan as provided herein.

          (ii) As of the day after the Closing Date, Buyer shall cause Affected Employees to be eligible to participate in a tax-qualified defined contribution plan maintained by Buyer ("Buyer's Savings Plan") to the extent consistent with
                           --------------------
such plan's terms, including eligibility requirements.

          (iii) The parties shall effectuate a trust-to-trust transfer of the account balances of Affected Employees under Parent's Savings Plan to the Buyer's Savings Plan designated by Buyer, as follows. As soon as practicable after the Closing Date, but no later than 180 days after the Closing Date, Parent shall cause the account of each Affected Employee who participates in Parent's Savings Plan to be valued pursuant to the terms of Parent's Savings Plan. As of such valuation date, assets equal in value to the amount credited to each such Affected Employee's account under Parent's Savings Plan will be transferred to the trust maintained under Buyer's Savings Plan. Such transferred assets shall be in cash (except for shares of Parent common stock and any promissory notes evidencing outstanding loan balances of the Affected Employees, which shall be transferred in kind), and shall be in accordance with
Section 414(l) of the Code. Prior to, and as a condition of, any transfer of assets each party shall provide the other with satisfactory evidence that its plan is tax-qualified within the meaning of Section 401(a) of the Code. As of the transfer date, Buyer's Savings Plan will have sole liability for the payment of benefits accrued by the Affected Employees under Parent's Savings Plan and transferred in respect of such employees. During the 24-month period beginning on the consummation of such transfer (or such shorter period as required under applicable law), the shares of Parent Common Stock transferred to Buyer's Savings Plan pursuant to such transfer shall be held as a separate investment fund. Affected Employees shall be permitted to direct the transfer of their accounts under Buyer's Savings Plan out of, but not into, such Parent Common Stock fund. Prior to or upon the elimination of such Parent Common Stock fund, Buyer shall, subject to the fiduciary and other requirements of ERISA, and any other applicable law or regulation, take such actions as are reasonably necessary to ensure the orderly and periodic liquidation of the shares of Parent Common Stock held in such fund.

          (k)  Nonqualified Plans.  (i)  As of the day after the Closing Date,
               ------------------
Affected Employees shall be eligible to participate in Buyer's Stock Unit Retirement Plan and Deferred Compensation Plan in accordance with their terms and consistently with employees of Buyer in comparable employment positions.

          (ii) After the Closing Date, but not later than March 15, 2002, Parent shall, on behalf of the Companies, credit an employer contribution under Parent's Deferred Compensation Plan for the 2001 plan year to the account of each Affected Employee who participated in such plan for the 2001 plan year, without regard to whether the Closing occurs on, prior to or after December 31, 2001. Such employer contribution shall be credited at the rate generally applicable to other participants who are eligible for employer contributions under Parent's Deferred Compensation Plan, and shall take into account elective deferral contributions of Affected Employees for 2001 prior to the Closing Date. On or prior to the Closing Date, Parent shall take all actions necessary to ensure that Affected Employees' accounts under Parent's Deferred Compensation Plan are fully vested as of the Closing Date. The Closing Date Balance Sheet shall not reflect any amounts accrued for amounts credited under Parent's Deferred Compensation Plan as provided herein.

          (l)  No Duplicative Benefits.  Notwithstanding anything herein to the
               -----------------------
contrary, nothing in this Agreement shall be construed to require Buyer or the Companies to provide duplicative benefits or accruals to any Affected Employee (or anyone else) or to employ or continue to employ any Affected Employee or anyone else, and except to the extent expressly provided in this Section 8.3,
                                                                 -----------
nothing in this Agreement shall be construed as in any way limiting or restricting Buyer's ability to amend, modify or terminate any benefit plan at any time and from time to time, including any Company Plan, after the Closing Date.

          (m)  Withdrawal Liability Estimates.  Parent shall promptly request
               ------------------------------
from any Multiemployer Plan in which Affected Employees participate, or under which any Company could reasonably expect to have withdrawal liability under
Section 4201 of ERISA, estimates as of the most recent date available of each of the Companies' withdrawal liability and provide copies of any responses to Buyer.

          (n)  Employee Communications.  Subject to Section 7.1, Buyer shall be
               -----------------------              -----------
permitted, after the date of this Agreement and with the consent of Parent, which shall not be unreasonably withheld, to communicate in writing with and solicit elections from Affected Employees with respect to matters described in this Section 8.3 and in order to enable Buyer to accomplish the various
     -----------
administrative processes required under this Section 8.3, including employee
                                             -----------
education, enrollment and elections under the various benefit plans in which Affected Employees will participate on and after the Closing Date.

          Section 8.4    Insurance; Risk of Loss.  (a)  Parent shall cause the
                         -----------------------
Companies to keep insurance policies currently maintained by the Companies covering their respective businesses, assets and current or former employees, as the case may be, or suitable replacements therefor, in full force and effect through the close of business on the Closing Date. To the extent that after the Closing any party hereto requires any information regarding claim data, payroll or other information in order to make filing with insurance carriers or self insurance regulators from another party hereto, the other party will promptly supply such information.

          (b) Anything to the contrary notwithstanding, from and after the Closing Date, Parent shall, and shall cause the Sellers to, remain solely responsible for any and all collateral, bonding and guarantees, relating to or arising in connection with any and all workers' compensation, general liability, automobile liability and employee medical claims or policies of the Companies relating to occurrences on or prior to the Closing Date. From and after the Closing Date, Buyer shall be responsible to continue at its expense the administration of any claim or loss covered, or which is the subject of a representation letter or being defended under a reservation of rights, under any worker's compensation or liability policy maintained by Parent or its Affiliates on or prior to the Closing Date.

          (c) Parent shall each use its reasonable best efforts to (i) acquire for a period of five years after the Closing Date extended reporting period coverage with respect to the liability policies set forth in Schedule 8.4 to
                                                             ------------
cover claims made after the Closing Date which are based on acts, errors or omissions which occur prior to the Closing Date (the "Tail Policies") and cause
                                                      -------------
Buyer to be named as an additional insured with respect to the Tail Policies, and (ii) cause Buyer to be named as an additional insured for the five year period prior to the Closing Date with respect to each occurrence-based liability policy maintained by Parent or its Affiliates with respect to the Companies as of the Closing Date. Parent and Buyer shall each pay one-half of the cost of the Tail Policies and of Buyer's being so named as an additional insured.

          Section 8.5    Covenant Not to Compete.  (a)  In furtherance of the
                         -----------------------
sale of the Shares, the HEA Membership Interests and the SMMSLP LP Interests to Buyer hereunder, Parent covenants and agrees that, for a period ending on the fourth anniversary of the Closing Date, neither Parent nor any of its Affiliates (which term for purposes of this Section 8.5 shall not include any Person who
                                 -----------
may acquire control of Parent after the Closing Date and any Affiliates of such Person immediately prior to such acquisition) will engage, directly or indirectly, anywhere in the world where the Business is conducted by the Companies as of the Closing Date in business activities that are competitive with the Business as conducted by the Companies on the Closing Date (the interest or business that includes such conflicting competitive activities is hereinafter referred to as a "Competitive Business"); provided, however, that
                              --------------------    --------  -------
nothing set forth in this Section 8.5 shall prohibit Parent or its Affiliates
                          -----------
from (i) engaging in the businesses conducted by Parent or its Affiliates (excluding the Companies) on the Closing Date and described in Schedule 8.5,
                                                               ------------
(ii) owning not in excess of 5% in the aggregate of any class of capital stock or other equity interest of any corporation if such stock is publicly traded and listed on any national or regional stock exchange or on the Nasdaq Stock Market,
(iii) owning an interest acquired as a creditor in bankruptcy or otherwise than by a voluntary investment decision, subject to compliance with Section 8.5(b),
                                                               --------------
or (iv) acquiring the assets or capital stock or other equity interests of any other Person engaged in such business subject to compliance with Section 8.5(b);
                                                                 --------------
and provided, further, that nothing set forth in this Section 8.5 shall prohibit
    --------  -------                                 -----------
American Home Shield's investment portfolio managed by an independent investment advisor from including not in excess of 5% in the aggregate of any class or equity interest of any Person engaged in such Competitive Business.

          (b)   (i)  Within 90 days of an acquisition as contemplated by Section
                                                                         -------
8.5(a)(iv) in which the annual revenues for the then most recently completed
----------
fiscal year of the Competitive Business exceed $50 million, Parent shall offer to sell the Competitive Business on a debt-free basis to Buyer at a price (the

"First Offer Price") equal to the product of (x) the trailing 12 months EBITA of
 -----------------
the Competitive Business times (y) the EBITA multiple used by Parent or any of
                         -----
its Affiliates in valuing the Competitive Business at the time of acquisition of such business (the "Competitive Business EBITA Multiple"). Parent shall provide
                    -----------------------------------
to Buyer copies of the relevant portions of the acquisition agreement and the relevant supporting documents, if any, relating to its acquisition that includes the Competitive Business. Any such information shall be kept confidential by Buyer and shall not be used for any purpose other than its evaluation of Parent's offer. Within 30 days after receiving Parent's offer, Buyer shall notify Parent whether Buyer (or one of its Affiliates) intends to purchase the Competitive Business (a "Competitive Purchase Notice"). If Buyer notifies
                         ---------------------------
Parent that it (or one of its Affiliates) will not purchase the Competitive Business, or if the parties in good faith fail to complete the purchase within 90 days after the date of a Competitive Purchase Notice, then Parent shall use commercially reasonable efforts for the following 12 months (the "Divestiture
                                                                  -----------
Period") to divest itself of the Competitive Business.  Under no circumstances
------
shall Parent be required to consummate any transaction for the sale of the Competitive Business at a price less than the product of (x) the Competitive Business EBITA Multiple times (y) the trailing 12 months EBITA of the
                        -----
Competitive Business at the time of such sale. If following the conclusion of the Divestiture Period, Parent has not sold, or entered into an agreement for the sale of, the Competitive Business, Parent shall offer to sell the Competitive Business to Buyer at a price no greater than six times the trailing 12 months EBITA of the Competitive Business at the time of such sale. Buyer shall have 30 days from receipt of Parent's offer to notify Parent whether it intends to purchase the Competitive Business and 90 days thereafter to complete the purchase of the business (or such longer period as may be necessary to comply with any applicable regulatory requirements).

          (ii)  Within 90 days of an acquisition as contemplated by (x) Section
                                                                        -------
     8.5(a)(iii) or (y) Section 8.5(a)(iv) in which the annual revenues for the
     -----------        ------------------
     then most recently completed fiscal year of the Competitive Business exceed $5 million but are no more than $50 million, in each case that is subject to compliance with this Section 8.5(b), Parent shall offer to sell the
                             --------------
     Competitive Business on a debt-free basis to Buyer at a price equal to the First Offer Price. The time periods and procedures specified in Section
                                                                      -------
     8.5(b)(i) for Buyer to respond to Parent's offer to sell, and to consummate
     ---------
     the sale of, the Competitive Business and to obtain and keep confidential information relating to the business shall also apply to a sale pursuant to this Section 8.5(b)(ii).
          ------------------

          (iii) If Parent or any of its Affiliates acquires the assets or capital stock or other equity interests of any Person engaged in a Competitive Business that does not trigger the sale requirements specified in subsections (i) or (ii) of this Section 8.5(b), Parent shall have no
                                        --------------
     obligation to comply with the provisions of this Section 8.5(b) until such
                                                      --------------
     time, if any, as the cumulative effect of any acquisitions of a Competitive Business would cause Parent or any of its Affiliates to then hold in the aggregate assets, capital stock or other equity interests of a Competitive Business in excess of the monetary thresholds set forth in subsections (i) or (ii) above. In such event, Parent shall be required to dispose of the aggregate assets of such Competitive Businesses in accordance with the terms and provisions of subsection (i) or (ii) of this Section 8.5(b), whichever is applicable,
                                    --------------
     provided that the Competitive Business EBITA Multiple for such purpose
     --------
     shall be equal to the EBITA multiple used by Parent or any of its affiliates in valuing the most recently acquired Competitive Business.

          (c) If the provisions of this Section 8.5 should ever be deemed to
                                        -----------
exceed the time or geographic limitations or any other limitations permitted by applicable law in any jurisdiction, then such provisions shall be deemed reformed in such jurisdiction to the maximum permitted by applicable law. If Parent or any Affiliate of Parent violates any of its obligations under this

Section 8.5, Buyer and its Affiliates may proceed against Parent in law or in
-----------
equity for such damages or other relief as a court may deem appropriate. Parent acknowledges that a violation of this Section 8.5 will cause Buyer and its
                                      -----------
Affiliates irreparable harm which cannot be adequately compensated for by money damages. Parent therefore agrees that in the event of any actual or threatened violation of this Section 8.5, Buyer and its Affiliates shall be entitled, in
                  -----------
addition to other remedies that they may have, to a temporary restraining order and to preliminary and final injunctive relief against Parent or such Affiliate of Parent to prevent any violations of this Section 8.5, without the necessity
                                            -----------
of proving actual damages or posting a bond. Parent further specifically acknowledges and agrees that the Buyer or an Affiliate of Buyer shall be entitled to an equitable accounting of all earnings, profits and other benefits arising from any such breach.

          Section 8.6    Right to Control Litigation; Production of Witnesses.
                         ----------------------------------------------------
Buyer hereby acknowledges and agrees that Parent shall retain the sole and absolute right to control, defend against, negotiate, settle or otherwise deal with any proceeding, claim or demand which relates to the Excluded Litigation, and at all times from and after the Closing Date until the Excluded Litigation has been completed, Buyer shall use commercially reasonable efforts to make available to Parent, without cost (other than reimbursement of actual out-of-pocket expenses) to, and upon prior written request of, Parent, the directors, officers, employees and agents of the Companies, including those persons listed in Schedule 8.6, as witnesses to the extent the same may reasonably be required
   ------------
by Parent in connection with the Excluded Litigation; provided, that Buyer's
                                                      --------
making such personnel available is not unreasonably disruptive to the Business of the Companies.

          Section 8.7    No Shop.  Until the earlier of the Closing Date or
                         -------
termination of this Agreement pursuant to Article XII, Parent shall not, and
                                          -----------
shall cause the Companies and each of Parent's subsidiaries not to, and shall cause their respective employees, officers, directors, affiliates, representatives and agents (including investment bankers, attorneys, accountants and other financial advisors or consultants) not to, (a) make, solicit, assist, initiate, or in any way facilitate or encourage any inquiries, proposals, offers or bids from any Person or group (other than Buyer) (each, a "Third Party")
                                                              -----------
relating to a merger, reorganization, share exchange, consolidation, purchase or similar transaction involving the acquisition of any assets, properties or rights of any Company (other than for sales of inventory in the ordinary course consistent with past practice or as otherwise permitted by Section 7.4) or of
                                                           -----------
any capital stock or any other equity
interest of any Company (an "Acquisition Transaction"), (b) enter into any
                             -----------------------
understanding, arrangement, agreement or agreement in principle with any Third Party relating to any proposed or contemplated Acquisition Transaction, (c)(i) furnish any information with respect to the business, activities, operations, assets, properties or liabilities of any Company or any of its subsidiaries to any Third Party or (ii) cooperate with any Third Party with respect to any proposed or contemplated Acquisition Transaction or (d) proceed or continue with any discussions or negotiations in respect of any of the foregoing which may be in progress as of the date of this Agreement. Parent agrees that it will immediately cease and cause to be terminated any existing activities, discussion or negotiations with any parties conducted heretofore with respect to any potential Acquisition Transaction, and shall notify Buyer by facsimile (and confirm receipt by telephone) within one business day following receipt by or awareness of any executive officer of Parent of any inquiry, proposal, offer or bid in respect of any Acquisition Transaction. Prior to the Closing, Parent shall request the destruction or return of all non-public, confidential or proprietary information concerning the Companies provided to any Third Party in connection with any potential Acquisition Transaction. On the Closing Date, Parent shall assign to Buyer all confidentiality agreements entered into with any Third Party in connection with any potential Acquisition Transaction since January 1, 2001.

          Section 8.8    Nonsolicitation.  Except as set forth in Schedule 8.8,
                         ---------------                          ------------
Parent shall not, and shall cause each of its subsidiaries and Affiliates not to, for a period commencing on the date hereof and ending on the second anniversary of (i) the Closing Date or (ii) the termination of this Agreement, as the case may be, without the prior written approval of Buyer, directly or indirectly solicit, encourage, entice or induce for employment (except that Parent and its Affiliates may make generalized searches for employees through general advertisements) or hire as an employee or consultant any person who is on the date hereof or at any time prior to the Closing Date an employee of any Company; provided, that Parent and its affiliates shall not be precluded or
         --------
restricted from hiring any person whose employment with a Company is terminated by a Company. If it is ever held that the restriction placed on Parent by this
Section 8.8 is too onerous and is not necessary for the protection of Buyer,
-----------
Parent agrees that any court of competent jurisdiction may impose lesser restrictions which such court may consider necessary or appropriate to properly protect Buyer.

          Section 8.9    Audited Financial Statements.  Prior to the Closing,
                         ----------------------------
Parent shall, and shall cause the Companies to, reasonably cooperate with and provide to Buyer and its representatives access to the accounting records and such other financial and business information of the Companies as may be required under applicable state and federal securities laws in connection with the preparation of the prospectus relating to a public offering of equity or debt securities by Buyer or one of its subsidiaries and to the officers and employees of the Companies for purposes of responding to questions concerning the Business and such financial and other information. Such access shall be afforded by Parent upon reasonable advance notice and during normal business hours and at Buyer's sole expense. Parent shall also request Arthur Andersen LLP, at Buyer's expense, to audit the financial statements of the Companies for the year ended December 31, 2000 and, if the Closing shall not have occurred on or prior to December 31, 2001, to audit the financial statements of the Companies for the year ended

December 31, 2001 and, in each case, to provide to Buyer and its representatives access to the work papers used in connection with such audits.

                                  ARTICLE IX
                                  ----------

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF BUYER
                 --------------------------------------------

          The obligations of Buyer under this Agreement shall, at the option of Buyer, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          Section 9.1    No Misrepresentation or Breach of Covenants and
                         -----------------------------------------------
Warranties.  Parent shall have performed or complied in all material respects
----------
with all of its covenants and agreements herein; each of the representations and warranties of Parent contained in this Agreement that is qualified as to materiality shall be true and correct, and each of such representations and warranties that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and on the Closing Date as though made on the Closing Date (except to the extent that they expressly relate to an earlier date), except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by Buyer; and there shall have been delivered to Buyer a certificate to such effect, dated the Closing Date, signed on behalf of Parent by a duly authorized officer of Parent.

          Section 9.2    No Material Adverse Change.  Between the date hereof
                         --------------------------
and the Closing Date, there shall have not have occurred any condition, event, or occurrence that has had, or would reasonably be expected to have, individually or in the aggregate, a material adverse effect on the assets or liabilities of the Business or the operations, financial condition or results of operations of the Companies, in each case, taken as a whole, other than changes
(i) resulting from generally applicable economic conditions or the Companies' industry in general which do not significantly disproportionately affect the Business of the Companies or (ii) resulting from the execution of this Agreement, the public announcement hereof or the consummation of the transactions contemplated hereby or (iii) relating solely to the Excluded Business; and there shall have been delivered to Buyer a certificate to such effect, dated the Closing Date, signed on behalf of Parent by a duly authorized officer of Parent.

          Section 9.3    No Restraint; Governmental Actions.  The waiting period
                         ----------------------------------
under the HSR Act shall have expired or been terminated. There shall not be pending or threatened any action or proceeding (or any investigation or other inquiry that is reasonably likely to result in such an action or proceeding) by any Governmental Body in any court of competent jurisdiction, that would, or would reasonably be expected to, result in an order, nor shall there be in effect any judgment, decree or order of any Governmental Body or court of competent jurisdiction, or any other legal restraint, (i) preventing consummation of the transactions contemplated by this Agreement, (ii) prohibiting or limiting Buyer from exercising all material rights and privileges pertaining to (A) its ownership of the Business or the Companies or (B) the operation by the Companies of all or a material portion of the business or assets of the Business, or (iii) compelling Buyer or any of its subsidiaries (including the Companies) to dispose of or hold separate assets which are material to the Business.

          Section 9.4    Governmental Approvals.  Buyer shall have received all
                         ----------------------
approvals and actions of or by all Governmental Bodies necessary to consummate the transactions contemplated hereby, which are required to be obtained prior to the Closing by applicable Requirements of Law, other than those as to which the failure to possess which would not reasonably be expected to have a Material Adverse Effect.

          Section 9.5    Necessary Consents.  Parent shall have received
                         ------------------
consents, in form and substance reasonably satisfactory to Buyer, which are specified in Schedule 9.5.
             ------------

          Section 9.6    Title Policy.  Chicago Title Insurance Company or First
                         ------------
American Title Insurance Company shall be committed (subject to Buyer's obligation to pay all costs and fees associated therewith and subject to Parent's receipt of the Purchase Price) to issue to Buyer a policy or policies of title insurance, as evidenced by a title insurance binder that has been marked by an authorized representative of Chicago Title Insurance Company or First American Title Insurance Company or other evidence reasonably satisfactory to Buyer, naming Buyer as insured, covering the state of title to the Owned Real Property, subject only to Permitted Encumbrances.

          Section 9.7    Termination of Accounts Receivable Securitization.  The
                         -------------------------------------------------
Parent Securitization Agreements shall have been amended to exclude the accounts receivable of the Companies resulting from the conduct of the Business after the Closing. Parent shall have caused the Companies to be released from any liabilities, liens or obligations under the Parent Securitization Agreements in a manner reasonably satisfactory to Buyer except for those that arise from receivables of any of the Companies which have been sold pursuant to the Parent Securitization Agreements and which have not been repurchased by a Company prior to the Closing Date and which are outstanding as of the Closing Date.

                                   ARTICLE X
                                   ---------

                 CONDITIONS PRECEDENT TO OBLIGATIONS OF PARENT
                 ---------------------------------------------

          The obligations of Parent under this Agreement shall, at the option of Parent, be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

          Section 10.1   No Misrepresentation or Breach of Covenants and
                         -----------------------------------------------
Warranties.  Buyer shall have performed or complied in all material respects
----------
with all of its covenants and agreements herein; each of the representations and warranties of Buyer contained in this Agreement that is qualified as to materiality shall be true and correct, and each of such representations and warranties that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and on the Closing Date as though made on the Closing Date, except for changes therein specifically permitted by this Agreement or resulting from any transaction expressly consented to in writing by Parent; and there shall have been delivered to Parent a certificate to such effect, dated the Closing Date, signed on behalf of Buyer by a duly authorized officer of Buyer.

          Section 10.2   No Restraint; Governmental Actions.  The waiting period
                         ----------------------------------
under the HSR Act shall have expired or been terminated. There shall not be pending or threatened any action or proceeding (or any investigation or other inquiry that is reasonably likely to result in such an action or proceeding) by any Governmental Body in any court of competent jurisdiction, that would, or would reasonably be expected to, result in an order, nor shall there be in effect any judgment, decree or order of any Governmental Body or court of competent jurisdiction, or any other legal restraint, preventing consummation of the transactions contemplated by this Agreement.

          Section 10.3   Necessary Consents.  Parent shall have received
                         ------------------
consents, in form and substance reasonably satisfactory to Parent, which are specified in Schedule 10.3.
             -------------

          Section 10.4   Governmental Approvals.  Parent shall have received all
                         ----------------------
approvals and actions of or by all Governmental Bodies necessary to consummate the transactions contemplated hereby, which are required to be obtained prior to the Closing by applicable Requirements of Law.

                                  ARTICLE XI
                                  ----------

                                INDEMNIFICATION
                                ---------------

          Section 11.1   Indemnification by Parent.  (a)  From and after the
                         -------------------------
Closing, Parent agrees to indemnify and hold harmless each Buyer Group Member from and against any and all Losses and Expenses incurred by such Buyer Group Member in connection with or arising from:

          (i) any breach of any warranty or the inaccuracy of any representation of Parent contained or referred to in this Agreement or the certificate delivered by or on behalf of Parent pursuant to Section 9.1, in
                                                                 -----------
     each case without regard to any exception for Material Adverse Effect, materiality or the like contained therein; provided, however, that any
                                                --------  -------
     breach of the representations and warranties in Section 5.17(vi) that
                                                     ----------------
     constitutes an Environmental Claim shall be governed exclusively by Section
                                                                         -------
     11.1(c);
     -------

          (ii) any breach by Parent of, or failure by Parent or its Affiliates to perform, any of its covenants or obligations contained in this Agreement;

          (iii) any of the Companies having been an ERISA Affiliate of Parent prior to the Closing Date;

          (iv)  the Excluded Liabilities and Excluded Assets;

          (v) the Parent Securitization Agreements or any obligation or agreement relating thereto;

          (vi) any liability or obligation relating to or arising out of a complete or partial withdrawal from any Multiemployer Plan to the extent such withdrawal, in whole or in part, is triggered by a termination of contributions or a reduction in contribution base units after the Closing below the level contributed immediately prior to the Closing to such Multiemployer Plan; provided, that Parent's liability under this clause
                         --------
     (vi) shall not exceed the amount Parent would have incurred had such withdrawal occurred immediately prior to the Closing;

          (vii)  the matters described in Schedule 5.14(a) under the caption
                                          ----------------
     "Special Indemnity"; and

          (viii) 50% of the amount of any Losses or Expenses relating to or arising in connection with any and all workers' compensation, general liability, automobile liability and employee medical claims relating to occurrences prior to the Closing Date to the extent that the amount of such Losses and Expenses exceed the applicable reserves for workers' compensation, general liability, automobile liability, employment practices or employee medical claims, as the case may be, on the Adjusted Balance Sheet; provided that, notwithstanding anything to the contrary contained
            --------
     herein, the aggregate amount for which Parent is obligated to indemnify Buyer Group Members under this subsection (viii) shall not exceed $5 million;

provided, however, that Parent shall be required to indemnify and hold harmless
--------  -------
under Sections 11.1(a)(i) and 11.1(a)(viii) with respect to Losses and Expenses
      -------------------     -------------
incurred by Buyer Group Members only to the extent that:

          (x) the amount of Loss and Expense suffered by Buyer Group Members related to each individual claim exceeds $25,000 (it being understood that such $25,000 shall be a deductible for which Parent shall bear no indemnification responsibility and that this clause (x) shall not apply to claims with respect to Section 11.1(a)(viii)); and
                            ---------------------

          (y) the aggregate amount of such Losses and Expenses (other than Losses and Expenses excluded by clause (x) above) exceeds $4,000,000 (it being understood that such $4,000,000 shall be a deductible for which Parent shall bear no indemnification responsibility);

provided, further, that the limitations contained in the preceding proviso shall
--------  -------
not apply to any Loss or Expense incurred by any Buyer Group Member in connection with or arising from any breach of any representation or warranty in

Section 5.2(b), 5.4(a), 5.4(b), 5.7, 5.12 or 5.24; and provided, further, that
--------------  ------  ------  ---  ----    ----      --------  -------
the aggregate amount required to be paid by Parent pursuant to Section
                                                               -------
11.1(a)(i), (vi) and (viii) (other than in respect of a breach of any
----------  ----     ------
representation in Section 5.2(b), 5.3, 5.4(a), 5.4(b), 5.7 or 5.24 and other
                  --------------  ---  ------  ------  ---    -----
than in respect of any knowing or fraudulent breach of a representation or warranty) and Section 11.1(c) shall not exceed $120,000,000; and provided,
              ---------------                                    --------
further, that Parent shall not be required to indemnify and hold harmless any
-------
Buyer Group Member for any Losses in respect of any breach of any representation or warranty for which Buyer was fully compensated pursuant to the adjustment to the Purchase Price on account of a decrease in Net Working Capital from Target Net Working Capital.

          (b)   The indemnification provided for in Sections 11.1(a)(i) and
                                                    -------------------
11.1(a)(ii) shall terminate eighteen months after the Closing Date (and no
-----------
claims shall be made by any Buyer Group Member under Sections 11.1(a)(i) and
                                                     -------------------
11.1(a)(ii) thereafter), except that the indemnification by Parent shall
-----------
continue as to:

          (i)   the representations of Parent set forth in Section 5.17, which
                                                           ------------
     shall survive for a period of three years after the Closing Date;

          (ii) the covenants of Parent set forth in Sections 8.1, 8.5, 8.7, 8.8,
                                                    ------------  ---  ---  ---
     8.9 and 13.6, which shall survive for the period of time set forth therein;
     ---     ----

          (iii) the representations of Parent set forth in Sections 5.2(b),
                                                           ---------------
     5.4(a), 5.4(b), 5.7, 5.12 and 5.24 and the covenants of Parent set forth in
     ------  ------  ---  ----     ----
     Sections 8.2, 8.3, 8.4, 13.2 and 13.13 which shall survive until the
     ------------  ---  ---  ----     -----
     expiration of the relevant statutory period of limitations applicable to the underlying claim, giving effect to any waiver, mitigation or extension thereof; and

          (iv) any Losses or Expenses of which any Buyer Group Member has validly given a Claim Notice to Parent in accordance with the requirements of Section 11.3 on or prior to the date such indemnification would
        ------------
     otherwise terminate in accordance with this Section 11.1, as to which the
                                                 ------------
     obligation of Parent shall continue solely with respect to the specific matters in such Claim Notice until the liability of Parent shall have been determined pursuant to this Article XI, and Parent shall have reimbursed
                                 ----------
     all Buyer Group Members for the full amount of such Losses and Expenses that are payable with respect to such Claim Notice in accordance with this

     Article XI.
     ----------

          (c)   Notwithstanding Buyer's rights under Section 11.1(a), this
                                                     ---------------
Section 11.1(c) and Section 11.1(a)(iv) shall be the sole indemnity by Parent
---------------     -------------------
with respect to Environmental Claims (including Environmental Claims that might otherwise constitute a breach of Section 5.17(vi) but excluding any
                                 ----------------
Environmental Claims that are Excluded Liabilities). Subject to the limitations set forth below, from and after the Closing Date, Parent agrees to indemnify and hold harmless each Buyer Group Member from and against its proportional share of any and all Losses and Expenses incurred by or asserted against such Buyer Group Member in respect of any Environmental Claim as follows: for a period of five years after the Closing Date, Parent shall bear 75% and Buyer Group Members shall bear 25% of all Losses and Expenses incurred as a result of any and all Environmental Claims.

          Parent's obligation to provide indemnification under this Section
                                                                    -------
11.1(c) shall terminate on the fifth anniversary of the Closing Date and Buyer
-------
Group Members shall have no further responsibility for Losses and Expenses arising out of Environmental Claims; provided that indemnification shall
                                     -------- ----
continue with respect to Losses and Expenses for Environmental Claims for which any Buyer Group Member validly provided notice pursuant to Section 11.3 prior to
                                                           ------------
the fifth anniversary of the Closing Date, as to which the obligation of Parent shall continue solely with respect to each specific Environmental Claim so noticed until the liability of Parent shall have been determined pursuant to this Article XI, and Parent shall have reimbursed
     ----------
the Buyer Group Members for its proportional share of the Losses and Expenses payable with respect to such Environmental Claim in accordance with this Article
                                                                         -------
XI.
--

          Buyer Group Members shall have the right to control any Environmental Claim involving Remedial Action at any Owned Real Property or Leased Real Property; provided, however, that counsel, consultants and contractors must be
          --------  -------
reasonably acceptable to Parent which acceptance shall not be unreasonably withheld, qualified or delayed. In addition, Buyer Group Members shall work cooperatively with Parent to ensure that any Remedial Action is reasonable under the circumstances and shall keep Parent reasonably apprised of the status and progress of the Remedial Action and provide Parent a reasonable opportunity for input to and comment on any remedial plan, report or other material correspondence with the relevant Governmental Body, as well as the right to participate in discussions with such Governmental Body regarding the scope of required Remedial Action. The right to control all other Environmental Claims shall be as provided in Section 11.5.
                        ------------

          Section 11.2   Indemnification by Buyer.  (a) Buyer agrees to
                         ------------------------
indemnify and hold harmless each Parent Group Member from and against any and all Losses and Expenses incurred by such Parent Group Member in connection with or arising from:

          (i) any breach of any warranty or the inaccuracy of any representation of Buyer contained or referred to in this Agreement or the certificate delivered by or on behalf of Buyer pursuant to Section 10.1, in
                                                                ------------
     each case without regard to any exception for Material Adverse Effect, materiality or the like contained therein;

          (ii) any breach by Buyer of, or failure by Buyer to perform, any of its covenants and obligations contained in this Agreement;

          (iii) the conduct of the Business and the operations of the Companies following the Closing Date (except for such matters for which Buyer Group Members are entitled to indemnification under Section 11.1, including
                                                   ------------
     indemnification in respect of the covenants contained in Sections 8.2, 8.3
                                                              ------------  ---
     and 8.4);
         ---

          (iv)  subject to Section 8.4, any Guarantees of or by Parent or any
                           -----------
     Affiliate of Parent (other than the Companies) of obligations of any of the Companies referred to in Section 7.6 which Guarantees remain outstanding
                              -----------
     after the Closing Date;

          (v) the Assumed Agreements to the extent assumed by a Company pursuant to an Instrument of Assignment and Assumption and the Downers Grove Real Property Liabilities to the extent assumed by the Downers Grove Real Property Buyer pursuant to the Downers Grove Real Property Instrument of Assignment and Assumption, except to the extent that any Losses or Expenses in respect thereof relate to or arise out of any breach of a representation, warranty or covenant contained in Articles VI and VII or
                                                       -----------     ---
     relate to a matter as to which Buyer is indemnified pursuant to Section
                                                                     -------
     11.1(a) or (c); and
     -------    ---

          (vi) any costs of maintaining collateral, bonding and guarantees relating to workers' compensation, general liability, automobile liability and employee medical claims or policies relating to occurrences on or prior to the Closing Date attributable to the Companies and any amounts required to be paid by Parent under such collateral, bonding or guarantees resulting from a default by Buyer in its obligations to pay such claims or pursuant to such policies;

provided, however, that Buyer shall be required to indemnify and hold harmless
--------  -------
under Section 11.2(a)(i) with respect to Losses and Expenses incurred by Parent
      ------------------
Group Members only to the extent that:

          (x) the amount of Loss and Expense suffered by Parent Group Members related to each individual claim exceeds $25,000 (it being understood that such $25,000 shall be a deductible for which Buyer shall bear no indemnification responsibility); and

          (y) the aggregate amount of such Losses and Expenses (other than Losses and Expenses excluded by clause (x) above) exceeds $4,000,000 (it being understood that such $4,000,000 shall be a deductible for which Buyer shall bear no indemnification responsibility);

provided, further, that the limitations contained in the preceding proviso shall
--------  -------
not apply to any Loss or Expense incurred by any Parent Group Member in connection with or arising from any breach of any representation or warranty in
Section 6.2(a) or 6.6; and provided, further, that the aggregate amount required
--------------    ---      --------  -------
to be paid by Buyer pursuant to this Section 11.2(a)(i) (other than in respect
                                     ------------------
of a breach of any representation in Section 6.2(a) or 6.6 and other than in
                                     --------------    ---
respect of any knowing or fraudulent breach of a representation or warranty) shall not exceed $120,000,000.

          (b)   The indemnification provided for in Sections 11.2(a)(i) and
                                                    -------------------
11.2(a)(ii) shall terminate eighteen months after the Closing Date (and no
-----------
claims shall be made by any Parent Group Member under Sections 11.2(a)(i) and
                                                      -------------------
11.2(a)(ii) thereafter), except that the indemnification by Buyer shall continue
-----------
as to:

          (i)   the covenants of Buyer set forth in Sections 8.1, 8.6 and 13.6,
                                                    ------------  ---     ----
     which shall survive for the period of time set forth therein;

          (ii)  the representations of Buyer set forth in Sections 6.2(a) and
                                                          ---------------
     6.6 and the covenants of Buyer set forth in Sections 8.2, 8.3, 8.4, 13.2
                                                 ------------  ---  ---  ----
     and 13.13, which shall survive until the expiration of the relevant
         -----
     statutory period of limitations applicable to the underlying claim, giving effect to any waiver, mitigation or extension thereof; and

          (iii) any Losses or Expenses of which any Parent Group Member has validly given a Claim Notice to Buyer in accordance with the requirements of Section 11.3 on or prior to the date such indemnification would
        ------------
     otherwise terminate in accordance with this Section 11.2, as to which the
                                                 ------------
     obligation of Buyer shall continue solely with respect to the specific matters in such Claim Notice until the liability of Buyer shall have been determined pursuant to this Article XI, and Buyer shall have reimbursed all
                                 ----------
     Parent Group Members for the full amount of such Losses and Expenses that are payable with respect to such Claim Notice in accordance with this
     Article XI.
     ----------

          Section 11.3   Notice of Claims.  Any Buyer Group Member or Parent
                         ----------------
Group Member seeking indemnification hereunder (the "Indemnified Party") shall
                                                     -----------------
give promptly to the party obligated to provide indemnification to such Indemnified Party (the "Indemnitor") a notice (a "Claim Notice") describing in
                        ----------                ------------
reasonable detail the facts giving rise to the claim for indemnification hereunder and shall include in such Claim Notice (if then known) the amount or the method of computation of the amount of such claim, and a reference to the provision of this Agreement or any other agreement, document or instrument executed hereunder or in connection herewith upon which such claim is based;

provided, however, that a Claim Notice in respect of any action at law or suit
--------  -------
in equity by or against a third Person as to which indemnification will be sought shall be given promptly after the action or suit is commenced. The failure to give notice as provided in this Section 11.3 shall not relieve the
                                           ------------
Indemnitor of its obligations hereunder except to the extent it shall have been materially prejudiced by such failure.

          Section 11.4   Determination of Amount.  (a)  In calculating any Loss
                         -----------------------
or Expense there shall be deducted any insurance recovery in respect thereof. Buyer and Parent agree that, for purposes of computing the amount of any indemnification payment under this Article XI, the indemnification payment
                                   ----------
otherwise payable shall be increased by an amount sufficient to compensate the indemnified party for actual net increases in Taxes payable by the indemnified party as a result of the indemnification payment being included in taxable income; provided, Buyer and Parent agree to treat (and to cause each Buyer
        --------
Group Member or Parent Group Member, respectively, to treat) each indemnification payment (including any payment made pursuant to this Section
                                                                     -------
11.4) as an adjustment to the Purchase Price for all Tax purposes (unless, with
----
respect to the recipient of the indemnification payment, such reporting position is later disallowed in a final determination in any administrative or court proceeding). If Parent is required to indemnify a Buyer Group Member pursuant to the provisions of Section 11.1, and the cost, expense or liability for which
                     ------------
the indemnification is sought under Section 11.1 could provide any Buyer Group
                                    ------------
Member with a Tax benefit, Buyer shall pay Parent the actual Tax benefit realized by such Buyer Group Member. The Tax benefit shall be determined by Buyer (with such determination to be evidenced by an officer's certificate delivered by Buyer to Parent not later than thirty (30) days after the day the Tax Benefit is realized by any Buyer Group Member) and, at the request of Parent (and at Parent's expense), shall be verified by Buyer's accounting firm. Such determination (and any such verification) shall be based on the position taken
by Buyer Group Members and their Affiliates on their Tax Returns.   The amount
of any Tax benefit shall be paid by Buyer to Parent not later than sixty (60) days after the day such Tax benefit is actually realized by any Buyer Group Member; provided, that in connection with the initial computation of the
        --------
indemnification payment relating to a cost, expense or liability that could provide Tax benefits to any Buyer Group Member, Buyer and Parent shall endeavor in good faith to arrive at a reasonably acceptable estimate of the present value of all such actual Tax Benefits provided or to be provided to all Buyer Group Members, in which case Buyer shall pay to Parent such estimated amount at such time (whether or not in advance of the benefits actually being realized).

          (b) After the giving of any Claim Notice pursuant to Section 11.3, the
                                                               ------------
amount of indemnification to which an Indemnified Party shall be entitled under this Article XI shall be determined: (i) by the written agreement between the
     ----------
Indemnified Party and the Indemnitor; (ii) by a final judgment or decree of any court of competent jurisdiction; or (iii) by any other means to which the Indemnified Party and the Indemnitor shall agree. The judgment or decree of a court shall be deemed final when the time for appeal, if any, shall have expired and no appeal shall have been taken or when all appeals taken shall have been finally determined. The Indemnified Party shall have the burden of proof in establishing the amount of Losses and Expenses suffered by it.

          Section 11.5   Third Person Claims.  (a)  Any party seeking
                         -------------------
indemnification provided for under this Agreement in respect of, arising out of or involving a claim or demand made by any third Person against the Indemnified Party shall notify the Indemnitor in writing, and in reasonable detail, of the third Person claim within 10 days after receipt by such Indemnified Party of written notice of the third Person claim. The Indemnitor shall be entitled to participate jointly with the Indemnified Party in the Indemnified Party's defense, settlement or other disposition of any such claim. With respect to any such claim relating solely to the payment of money damages and which will not result in the Indemnified Party's becoming subject to injunctive or other relief or otherwise adversely affect the business of the Indemnified Party in any manner, and as to which the Indemnitor shall have acknowledged in writing the obligation to indemnify the Indemnified Party hereunder, the Indemnitor shall have the sole right to defend, settle or otherwise dispose of such claim, on such terms as the Indemnitor, in its sole discretion, shall deem appropriate; provided, however, that the Indemnitor shall obtain the written consent of the
--------  -------
Indemnified Party, which shall not be unreasonably withheld, prior to ceasing to defend, settling or otherwise disposing of any such claim if as a result thereof the Indemnified Party would become subject to injunctive or other equitable relief or the business, properties or assets of the Indemnified Party would be adversely affected in any manner; and provided, further, that if the Indemnified
                                      --------  -------
Party has elected to be represented by separate counsel pursuant to the proviso to the following sentence, such settlement or compromise shall be effected only with the written consent of the Indemnified Party, which consent shall not be unreasonably withheld. After notice from the Indemnitor to the Indemnified Party of its election to assume the defense of such claim or action, the Indemnitor shall not be liable to the Indemnified Party under this Section 11.5
                                                                   ------------
for any Expenses subsequently incurred by the Indemnified Party in connection with the defense thereof other than reasonable costs of investigation; provided,
                                                                       --------
however, that the Indemnified Party shall have the right to employ counsel to
-------
represent it if, in the Indemnified Party's reasonable judgment, it is advisable for the Indemnified Party to be represented by separate counsel, and in that event the fees and expenses of such separate counsel shall be paid by the Indemnified Party. The parties each agree to render to the other parties such assistance as may reasonably be requested in order to insure the proper and adequate defense of any such claim or proceeding.

          (b) To the extent of any inconsistency between this Section 11.5 and
                                                              ------------
Section 8.2(c) (relating to Tax contests), the provisions of Section 8.2(c)
-------------                                                -------------
shall control with respect to Tax contests.

          Section 11.6   Limitations.  (a)  In any case where an Indemnified
                         -----------
Party recovers from third Persons any amount in respect of a matter with respect to which an Indemnitor has indemnified it pursuant to this Article XI, such
                                                           ----------
Indemnified Party shall promptly pay over to the Indemnitor the amount so recovered (after deducting therefrom the full amount of the expenses incurred by it in procuring such recovery and any applicable Taxes), but not in excess of the sum of (i) any amount previously so paid by the Indemnitor to or on behalf of the Indemnified Party in respect of such matter and (ii) any amount expended by the Indemnitor in pursuing or defending any claim arising out of such matter.

          (b) Except for remedies that cannot be waived as a matter of law (including fraud) and injunctive and provisional relief (including specific performance), if the Closing occurs, this Article XI shall be the exclusive
                                          ----------
remedy for breaches of this Agreement (including any covenant, obligation, representation or warranty contained in this Agreement or in any certificate delivered pursuant to this Agreement) or otherwise in respect of the sale of the Shares, the HEA Membership Interests and the SMMSLP LP Interests and the assignment and assumption of the Assumed Agreements contemplated hereby; provided, that Parent's indemnity under this Article XI shall be Buyer's sole
--------                                     ----------
and exclusive remedy with respect to Environmental Matters arising from or related to the operations of any Company, regardless of when occurring.

          Section 11.7   Mitigation.  Each of the parties agrees to take all
                         ----------
reasonable steps to mitigate their respective Losses and Expenses upon and after becoming aware of any event or condition which could reasonably be expected to give rise to any Losses and Expenses that are indemnifiable hereunder.

                                  ARTICLE XII

                                  TERMINATION
                                  -----------

          Section 12.1   Termination.  Anything contained in this Agreement to
                         -----------
the contrary notwithstanding, this Agreement may be terminated at any time prior to the Closing Date:

          (a) by the mutual consent of Buyer and Parent;

          (b) by Buyer if any condition set forth in Article IX to Buyer's
                                                     ----------
Closing obligations shall become incapable of being satisfied by the date set forth in Section 12.1(e) and is not waived; provided, that the right to
         ---------------                    --------
terminate this Agreement pursuant to this Section 12.1(b) shall not be available
                                          ---------------
to Buyer if Buyer has not used its commercially reasonable efforts to cause such condition to be satisfied;

          (c) by Parent if any condition set forth in Article X to Parent's
                                                      ---------
Closing obligations shall become incapable of being satisfied by the date set forth in Section 12.1(e) and is not waived; provided, that the right to
         ---------------                    --------
terminate this Agreement pursuant to this Section 12.1(c) shall not be available
                                          ---------------
to Parent if Parent has not used its commercially reasonable efforts to cause such condition to be satisfied;

          (d) by Buyer or Parent if any court of competent jurisdiction in the United States or other United States Governmental Body shall have issued a final and non-appealable order, decree or ruling permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated hereby; or

          (e) by Buyer or Parent if the Closing shall not have occurred on or before April 30, 2002 or, if the Federal Trade Commission or the Antitrust Division of the Department of Justice shall issue a request requiring the submission of additional information or documentary material pursuant to the HSR Act which has not been satisfied on or before December 31, 2001, June 30, 2002 (or such later date as may be agreed in writing to by Buyer and Parent).

          Section 12.2   Notice of Termination.  Any party desiring to terminate
                         ---------------------
this Agreement pursuant to Section 12.1 shall give written notice of such
                           ------------
termination to the other party to this Agreement.

          Section 12.3   Effect of Termination.  If this Agreement shall be
                         ---------------------
terminated pursuant to this Article XII, all further obligations of the parties
                            -----------
under this Agreement (other than Sections 13.2 and 13.10 and the Confidentiality
                                 -------------     -----
Agreement) shall be terminated without further liability of any party to the other; provided, however, that nothing herein shall relieve any party from
       --------  -------
liability for its willful breach of this Agreement.

                                 ARTICLE XIII

                              GENERAL PROVISIONS
                              ------------------

          Section 13.1   Survival of Representations and Warranties.  All
                         ------------------------------------------
representations and warranties contained in this Agreement shall survive the consummation of the transactions contemplated by this Agreement through the period during which claims for indemnification may be made for such representations and warranties pursuant to Article XI or Section 8.2 (at which
                                           ----------    -----------
time such representations and warranties shall terminate).

          Section 13.2   Confidential Nature of Information.  (a)  Buyer agrees
                         ----------------------------------
that it will treat in confidence all documents, materials and other information which it shall have obtained regarding Parent or any Company during the course of the negotiations leading to the consummation of the transactions contemplated hereby (whether obtained before or after the date of this Agreement), the investigation provided for herein and the preparation of this Agreement and other related documents in accordance with the terms of the Confidentiality Agreement.

          (b) Parent acknowledges that certain of the information relating to the Business and the Companies and their subsidiaries is confidential and that such information is a special, valuable and major asset of the Business and the Companies, and that wrongful use or disclosure of any such confidential information would cause the business and the Companies immediate and irreparable harm. Without the prior written consent of Buyer, Parent agrees that it will not, and will cause its Affiliates not to, and will not permit its agents, representatives, employees, officers and directors to, disclose to others or use for Parent's own benefit or purposes or the benefit or purposes of any other Person other than Buyer or its Affiliates, directly or indirectly, from and after the Closing Date, any information relating to the Business, any Company or any of their respective employees, representatives, agents, stockholders, officers, directors, partners or their respective family members, including trade secrets, and business "know-how," information, data, or other confidential information relating to the Business conducted prior to the Closing Date, to customers, costs, marketing, investment, sales activities, promotion, credit and financial data, manufacturing processes, financing methods, plans or the business and affairs of the Business or any Company generally, as well as all analyses, compilations, data bases, studies or other documents prepared by Parent or any of its agents, representatives, Affiliates, employees, officers or directors containing or based in whole or in part on such information, except as may be necessary to avoid a violation of law and except as permitted under any Seller Ancillary Agreement or Buyer Ancillary Agreement. If Parent or any of its agents, representatives, Affiliates, employees, officers or directors becomes legally compelled to disclose any such information, Parent agrees that it will, to the extent practicable, and will cause its Affiliates to, and shall use its commercially reasonable efforts to cause such agent, representative, employee, officer or director to, provide Buyer with prompt written notice of such requirement so that Buyer or the relevant Company may seek a protective order or other remedy or waive compliance with this Section 13.2. If such protective order or other remedy is not
          ------------
obtained, or Buyer waives compliance with this Section 13.2, Parent agrees that
                                               ------------
it will, to the extent practicable, cause its Affiliates not to, and shall use its reasonable best efforts to cause its agents, representatives, employees, officers or directors to, furnish only such portion of such confidential information which is legally required to be provided and exercise reasonable best efforts to obtain assurances that confidential treatment will be accorded such information.

          (c) The obligation of Parent to treat such information relating to the Business and the Companies in confidence shall not apply to any information which Parent demonstrates (i) is on the date hereof or hereafter becomes generally available to the public other than as a result of a disclosure, directly or indirectly, by Parent or its representatives, (ii) was available to Parent or its representatives on a nonconfidential basis prior to its disclosure by Parent or any of its representatives or becomes available to Parent on a nonconfidential basis, in each case from a source other than a Company or any of its representatives, which source was not to the Knowledge of Parent itself bound by a confidentiality agreement with such Company or its representatives and had not to the Knowledge of Parent received such information, directly or indirectly, from a Person so bound, (iii) is developed independently by Parent or its representatives after the Closing Date or (iv) based upon the written opinion of Parent's outside counsel, is required to be disclosed in order that Parent not commit a violation of law.

          Section 13.3   No Public Announcement.  Neither Buyer nor Parent
                         ----------------------
shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law, in which case the other party shall be advised and the parties shall use their reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or
--------  -------
disclosures necessary to implement the provisions of this Agreement or to comply with the accounting and the Securities and Exchange Commission disclosure obligations or the rules of any stock exchange.

          Section 13.4   Notices.  All notices or other communications required
                         -------
or permitted hereunder shall be in writing and shall be deemed given or delivered when delivered personally or when sent by registered or certified mail or by private courier addressed as follows:

          If to Buyer, to:

               ARAMARK Corporation
               ARAMARK Tower
               1101 Market Street,
               Philadelphia, Pennsylvania  19107
               Attention:  General Counsel
               Telecopier: (215) 238-4138

          with a copy to:

               Simpson Thacher & Bartlett
               425 Lexington Avenue
               New York, New York  10017
               Attention:  Mario A. Ponce, Esq.
               Telecopier: (212) 455-2502

          If to Parent, to:

               The ServiceMaster Company
               One ServiceMaster Way
               Downers Grove, Illinois 60515-1700
               Attention:  General Counsel
               Telecopier: (630) 271-5870

          with a copy to:

               Sidley Austin Brown & Wood
               Bank One Plaza
               10 South Dearborn Street
               Chicago, Illinois  60603
               Attention:  Dennis V. Osimitz
                           Richard E. Robbins
               Telecopier: (312) 853-7036

or to such other address as such party may indicate by a notice delivered to the other party hereto.

          Section 13.5   Successors and Assigns.  This Agreement shall be
                         ----------------------
binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; provided, however, that no party to this
                                  --------  -------
Agreement may assign its rights prior to the Closing or delegate its obligations under this Agreement without the express prior written consent of the other parties to this Agreement, except that the rights of Buyer hereunder may be assigned prior to the Closing, without the consent of Parent, to one or more corporations all of the outstanding capital stock of which is owned or controlled by Buyer or to one or more general or limited partnerships or limited liability companies owned or controlled by Buyer or, with respect to the Downers Grove Real Property Assets to any entity designated by Buyer; provided, that (i) the assignee shall assume in writing Buyer's
       --------
obligations to Parent hereunder with respect to the rights assigned, (ii) Buyer shall not be released from any of its obligations hereunder by reason of such assignment and (iii) Parent's obligations under this Agreement shall be subject to the delivery by such assignee, on the Closing Date, of a certificate signed on its behalf containing representations and warranties similar to those made by Buyer in Article VI. Following the Closing, any party may assign any of its
         ----------
rights hereunder, but no such assignment shall relieve it of its obligations hereunder.

          Section 13.6   Access to Records after Closing.  (a)  For a period of
                         -------------------------------
six years after the Closing Date, Parent and its representatives shall have reasonable access to all of the books and records of the Companies to the extent that such access may reasonably be required by Parent in connection with matters relating to or affected by the operations of the Companies prior to the Closing Date. Such access shall be afforded by Buyer upon receipt of reasonable advance notice and during normal business hours. Parent shall be solely responsible for any costs or expenses incurred by it pursuant to this Section 13.6(a). If Buyer
                                                      ---------------
or the Companies shall desire to dispose of any of such books and records prior to the expiration of such six-year period, Buyer shall, prior to such disposition, give Parent a reasonable opportunity, at Parent's expense, to segregate and remove such books and records as Parent may select.

          (b) For a period of six years after the Closing Date, Buyer and its representatives shall have reasonable access to all of the books and records relating to the Companies which Parent or any of its Affiliates may retain after the Closing Date. Such access shall be afforded by Parent and its Affiliates upon receipt of reasonable advance notice and during normal business hours. Buyer shall be solely responsible for any costs and expenses incurred by it pursuant to this Section 13.6(b). If Parent or any of its Affiliates shall
                 ---------------
desire to dispose of any of such books and records prior to the expiration of such six-year period, Parent shall, prior to such disposition, give Buyer a reasonable opportunity, at Buyer's expense, to segregate and remove such books and records as Buyer may select.

          Section 13.7   Entire Agreement; Amendments; No Third Party
                         --------------------------------------------
Beneficiaries.  This Agreement, the Exhibits and Schedules referred to herein,
-------------
the documents delivered pursuant hereto and the Confidentiality Agreement contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all other prior representations, warranties, agreements, understandings or letters of intent between or among any of the parties hereto. This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the parties hereto. Nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement other than the Buyer Group Members and the Parent Group Members who shall be third party beneficiaries with respect to Article XI.
                                                               ----------

          Section 13.8   Interpretation.  Disclosure of any fact or item in any
                         --------------
Schedule hereto referenced by a particular section in this Agreement shall be deemed to have been disclosed with respect to any other section in this Agreement as to which its relevance and applicability is readily apparent except for Schedules 5.5, 5.6 and 5.19 with respect to which
    -------------  ---     ----
only matters expressly disclosed thereon will be deemed disclosed. Neither the specification of any dollar amount in any representation or warranty contained in this Agreement nor the inclusion of any specific item in any Schedule hereto is intended to imply that such amount, or higher or lower amounts, or the item so included or other items, are or are not material, and no party shall use the fact of the setting forth of any such amount or the inclusion of any such item in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in any Schedule is or is not material for purposes of this Agreement. Unless this Agreement specifically provides otherwise, neither the specification of any item or matter in any representation or warranty contained in this Agreement nor the inclusion of any specific item in any Schedule hereto is intended to imply that such item or matter, or other items or matters, are or are not in the ordinary course of business, and no party shall use the fact of the setting forth or the inclusion of any such item or matter in any dispute or controversy between the parties as to whether any obligation, item or matter not described herein or included in any Schedule is or is not in the ordinary course of business for purposes of this Agreement. The respective representations, warranties, covenants and agreements of Parent and the Buyer contained herein or in any Buyer Ancillary Agreement or Seller Ancillary Agreement shall not be deemed waived or otherwise affected by any investigations made by or on behalf of, or knowledge of, any party hereto. Parent may, from time to time prior to or at the Closing, by notice in accordance with the terms of this Agreement, supplement, amend or create any Schedule, in order to add information or correct previously supplied information. No such amendment shall be evidence, in and of itself, that the representations and warranties in the corresponding section are no longer true and correct in all material respects. It is specifically agreed that such Schedules may be amended to add immaterial, as well as material, items thereto. No such supplemental, amended or additional Schedule shall be deemed to cure any breach for purposes of Section 9.1 or Article XI.
                       -----------    ----------

          Section 13.9   Waivers.  Any term or provision of this Agreement may
                         -------
be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof. Any such waiver shall be validly and sufficiently authorized for the purposes of this Agreement if, as to any party, it is authorized in writing by the Chairman, the President, an executive vice president or senior vice president of Parent or by an authorized representative of Buyer, as the case may be. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

          Section 13.10  Expenses.  Except as expressly set forth herein, each
                         --------
party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and independent public accountants.

          Section 13.11  Partial Invalidity.  Wherever possible, each provision
                         ------------------
hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such invalid, illegal or unenforceable provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

          Section 13.12  Execution in Counterparts.  This Agreement may be
                         -------------------------
executed in counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to Parent and Buyer.

          Section 13.13  Further Assurances.  Without limiting the provisions of
                         ------------------
Section 7.3, upon the terms and subject to the conditions herein, each of the
-----------
parties hereto agrees to use its reasonable best efforts to take or cause to be taken all action, to do or cause to be done, and to assist and cooperate with the other party in doing, all things necessary, proper or advisable under applicable laws and regulations to consummate and make effective, in the most expeditious manner practicable, the transactions contemplated by this Agreement, including (i) the satisfaction of the conditions precedent to the obligations of any of the parties hereto; and (ii) the execution and delivery of such instruments, and the taking of such other actions as the other party hereto may reasonably require in order to carry out the intent of this Agreement.

          Section 13.14  Disclaimer of Warranties.  Parent makes no
                         ------------------------
representations or warranties with respect to any projections, forecasts or forward-looking information provided to Buyer. There is no assurance that any projected or forecasted results will be achieved. EXCEPT AS TO THOSE MATTERS EXPRESSLY COVERED BY THE REPRESENTATIONS AND WARRANTIES IN THIS AGREEMENT AND THE CERTIFICATE TO BE DELIVERED BY PARENT PURSUANT TO SECTION 9.1 AND IN THE SELLER ANCILLARY AGREEMENTS AND THE CERTIFICATE TO BE DELIVERED BY BUYER PURSUANT TO SECTION 10.1 AND THE ANCILLARY AGREEMENTS, EACH OF PARENT AND BUYER DISCLAIMS ALL OTHER WARRANTIES, REPRESENTATIONS AND GUARANTEES WHETHER EXPRESS OR IMPLIED. NEITHER PARENT NOR BUYER MAKES ANY REPRESENTATION OR WARRANTY AS TO MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR ANY IMPLIED WARRANTIES WHATSOEVER. Buyer acknowledges that neither Parent nor any of its representatives or Affiliates or any other Person has made any representation or warranty, express or implied, as to the accuracy or completeness of any memoranda, charts or summaries heretofore made available by Parent or its representatives or Affiliates to Buyer or any other information which is not included in this Agreement or the Schedules hereto, and neither Parent nor any of its representatives or Affiliates or any other Person will have or be subject to any liability to Buyer, any Affiliate of Buyer or any other Person resulting from the distribution of any such information to, or use of any such information by, Buyer, any Affiliate of Buyer or any of their agents, consultants, accountants, counsel or other representatives.

          Section 13.15  Governing Law; Submission to Jurisdiction.  This
                         -----------------------------------------
Agreement shall be governed by and construed in accordance with the laws of the State of New York. By the execution and delivery of this Agreement, Buyer and Parent submit to the personal

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

jurisdiction of any state or federal court in the State of New York in any suit or proceeding arising out of or relating to this Agreement.

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

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.

                                          THE SERVICEMASTER COMPANY



                                          By:  ______________________________
                                                Name:
                                                Title:


                                          ARAMARK CORPORATION


                                          By:  ______________________________
                                                Name:
                                                Title:

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